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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21502

RMR HOSPITALITY AND REAL ESTATE FUND
(Exact name of registrant as specified in charter)

400 CENTRE STREET
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service of Process)	Copy to:
Adam D. Portnoy, President RMR Hospitality and Real Estate Fund 400 Centre Street Newton, Massachusetts 02458	Thomas A. DeCapo, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP
One Beacon Street
Boston, Massachusetts 02108

 Julie Tedesco, Esq.
State Street Bank and Trust Company
4 Copley Place, 5th Floor
Boston, Massachusetts 02116
Registrant's telephone number, including area code: (617) 332-9530 Date of fiscal year end: December 31 Date of reporting period: December 31, 2008

Item 1.    Reports to Shareholders.

ANNUAL REPORTS DECEMBER 31, 2008

RMR Real Estate Fund

RMR Hospitality and Real Estate Fund

RMR F.I.R.E. Fund

RMR Preferred Dividend Fund

RMR Asia Pacific Real Estate Fund

RMR Asia Real Estate Fund

RMR Dividend Capture Fund

ABOUT INFORMATION CONTAINED IN THIS REPORT:

•
PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE, AS WELL AS FLUCTUATIONS IN THE FINANCIAL MARKETS AND THE COMPOSITION OF THE FUNDS' INVESTMENT PORTFOLIOS. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS. RECENT SIGNIFICANT CHANGES IN THE AMOUNT OF NET ASSETS IN AND CAPITAL STRUCTURE OF THE FUNDS ADD EMPHASIS TO THIS PRINCIPLE AND PRESENT SPECIAL CONSIDERATIONS FOR HISTORICAL RESULTS.

•
IF RMR ADVISORS HAD NOT WAIVED FEES OR PAID ALL OF EACH FUND'S ORGANIZATIONAL COSTS AND A PORTION OF EACH FUND'S OFFERING COSTS, EACH FUND'S RETURNS WOULD HAVE BEEN REDUCED.

•
EACH FUND IS A CLOSED END INVESTMENT COMPANY WHOSE COMMON SHARES ARE TRADED ON A NATIONAL SECURITIES EXCHANGE. INVESTORS MAY NOT PURCHASE SHARES DIRECTLY FROM ANY FUND. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES BEFORE PURCHASING SHARES OF ANY OF THE FUNDS. AN INVESTMENT IN EACH FUND'S SHARES IS SUBJECT TO MATERIAL RISKS.

•
RECENT ECONOMIC DEVELOPMENTS AND RESULTING TURMOIL MAY INCREASE THE RISK ASSOCIATED WITH INVESTING IN THE FUNDS. CONSEQUENCES OF THIS ECONOMIC TURMOIL THAT MAY ADVERSELY EFFECT EACH FUND INCLUDE, AMONG OTHER THINGS:

  •
  A DRAMATIC DECLINE IN THE VALUE OF REAL ESTATE AND SECURITIES ASSOCIATED WITH REAL ESTATE WHICH MAY CONTINUE FOR A PROLONGED PERIOD, RESULTING IN A HIGHLY VOLATILE AND UNCERTAIN BUSINESS ENVIRONMENT FOR INVESTMENT COMPANIES, SUCH AS THE FUND (AND THE REITS IN WHICH IT INVESTS), THAT FOCUS ITS INVESTMENTS IN REAL ESTATE AND REAL ESTATE RELATED SECURITIES, THUS SIGNIFICANTLY INCREASING THE RISK OF INVESTING IN THE FUND;

  •
  A LACK OF AVAILABLE CREDIT, LACK OF CONFIDENCE IN THE FINANCIAL SECTOR AND REDUCED BUSINESS ACTIVITY, ALL WHICH COULD MATERIALLY AND ADVERSELY AFFECT THE FUND AND THE REITS AND OTHER SECURITIES IN WHICH IT INVESTS;

  •
  A FURTHER SIGNIFICANT DECLINE IN THE EQUITY MARKETS IN GENERAL OR IN THE REAL ESTATE SECTOR OF THE MARKET IN WHICH THE FUND'S ASSETS ARE CONCENTRATED, WHICH HAS REDUCED THE VALUE OF THE FUND'S PORTFOLIO SECURITIES (INCLUDING THE FUND'S REIT INVESTMENTS), WHICH MAY FURTHER REDUCE THE VALUE OF THE FUND'S PORTFOLIO SECURITIES, AND WHICH, AMONG OTHER THINGS, MAY LEAD TO THE FUND'S FAILURE TO MAINTAIN THE

      MINIMUM LEVEL OF ASSET COVERAGE FOR ITS PREFERRED SECURITIES REQUIRED BY THE FUND'S GOVERNING DOCUMENTS AND THE INVESTMENT COMPANY ACT OF 1940; AND

    •
    THE LONGER THESE CONDITIONS PERSIST, THE GREATER THE PROBABILITY THAT THESE FACTORS COULD HAVE AN ADVERSE EFFECT ON THE FUND'S FINANCIAL RESULTS AND CONTINUED VIABILITY.

    GIVEN THE VOLATILE NATURE OF THE CURRENT CAPITAL MARKETS DISRUPTION AND THE UNCERTAINTIES UNDERLYING LEGISLATIVE AND REGULATORY EFFORTS TO MITIGATE OR REVERSE THE DISRUPTION AND RESULTING DECLINE IN ECONOMIC ACTIVITY, EACH FUND AND ITS INVESTMENT ADVISER, RMR ADVISORS, MAY NOT TIMELY ANTICIPATE OR MANAGE EXISTING, NEW OR ADDITIONAL RISKS, CONTINGENCIES OR DEVELOPMENTS, INCLUDING REGULATORY DEVELOPMENTS, IN THE CURRENT OR FUTURE MARKET ENVIRONMENT. SUCH A FAILURE COULD MATERIALLY AND ADVERSELY AFFECT A FUND'S INVESTMENTS AND ITS ABILITY TO MEET ITS INVESTMENT OBJECTIVES.

•
EACH FUND'S DECLARATION OF TRUST CONTAINS PROVISIONS WHICH LIMIT OWNERSHIP OF FUND SHARES BY ANY PERSON OR GROUP OF PERSONS ACTING TOGETHER AND LIMIT ANY PERSONS ABILITY TO CONTROL A FUND OR TO CONVERT A FUND TO AN OPEN END FUND. FOR MORE INFORMATION ABOUT ANY OF OUR FUNDS PLEASE VISIT WWW.RMRFUNDS.COM OR CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165.

NOTICE CONCERNING LIMITED LIABILITY

        THE AGREEMENTS AND DECLARATIONS OF TRUST OF RMR REAL ESTATE FUND, RMR HOSPITALITY AND REAL ESTATE FUND, RMR F.I.R.E. FUND, RMR PREFERRED DIVIDEND FUND, RMR ASIA PACIFIC REAL ESTATE FUND, RMR ASIA REAL ESTATE FUND AND RMR DIVIDEND CAPTURE FUND, COPIES OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED IN THE OFFICE OF THE SECRETARY, CORPORATIONS DIVISION, OF THE COMMONWEALTH OF MASSACHUSETTS, PROVIDE THAT THE NAMES "RMR REAL ESTATE FUND", "RMR HOSPITALITY AND REAL ESTATE FUND", "RMR F.I.R.E. FUND", "RMR PREFERRED DIVIDEND FUND", "RMR ASIA PACIFIC REAL ESTATE FUND", "RMR ASIA REAL ESTATE FUND" AND "RMR DIVIDEND CAPTURE FUND" REFER TO THE TRUSTEES UNDER THE AGREEMENTS AND DECLARATIONS COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF ANY OF THE FUNDS SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, ANY OF THESE FUNDS. ALL PERSONS DEALING WITH ANY OF THE FUNDS IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THAT FUND WITH WHICH HE OR SHE MAY DEAL FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

RMR Funds December 31, 2008
February 19, 2009

To our shareholders,

Please find our 2008 annual report for our seven closed end funds:

•
RMR Real Estate Fund (NYSE Alternext US: RMR), which began operations in December 2003, beginning on page 2;

•
RMR Hospitality and Real Estate Fund (NYSE Alternext US: RHR), which began operations in April 2004, beginning on page 22;

•
RMR F.I.R.E. Fund (NYSE Alternext US: RFR), which began operations in November 2004, beginning on page 42;

•
RMR Preferred Dividend Fund (NYSE Alternext US: RDR), which began operations in May 2005, beginning on page 63;

•
RMR Asia Pacific Real Estate Fund (NYSE Alternext US: RAP), which began operations in May 2006, beginning on page 82;

•
RMR Asia Real Estate Fund (NYSE Alternext US: RAF), which began operations in May 2007, beginning on page 99; and

•
RMR Dividend Capture Fund (NYSE Alternext US: RCR), which began operations in December 2007, beginning on page 117.

We invite you to read through the information contained in this report and to view our website at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

RMR Real Estate Fund
December 31, 2008

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the year ended December 31, 2008, and our financial position as of December 31, 2008.

Relevant Market Conditions

Real Estate Industry Fundamentals.    2008 brought with it one of the toughest economic environments since at least the recession of the early 1980s. Increasing home equity values, which had been a major force behind consumer spending growth for the past 15 years, came to a halt as home prices started to decline in 2007. The credit crisis that affected Wall Street in the early part of 2008 quickly spilled over to Main Street and exacerbated the economic downturn. By year end, total job losses for the year stood at 2.8 million, with close to 70% of those losses sustained in the last four months of 2008. As a result, the unemployment rate jumped to 7.2% at 2008 year end, up from 4.8% a year earlier. The National Bureau of Economic Research has recently confirmed that the U.S. economy fell into a recession in December 2007. On average, post-World War II recessions have lasted ten months and none of them have lasted longer than 16 months. This means that the current recession is already longer than average and could possibly be the longest recession since the Great Depression if the economy continues posting a few more quarters of negative growth.

Commercial real estate operating fundamentals, such as occupancy and rental rates, seemed to hold up relatively well throughout most of 2008. However, in the last few months of the year, these fundamentals began to deteriorate markedly because of continued job losses and weaker economic activity. Demand for space across most commercial property types slowed as companies cut production and reduced head count. Vacancy rates started to increase and the level of concessions (incentives given to tenants to take up space) became more prevalent.

Weaker real estate fundamentals have forced many REITs to lower or discontinue dividend payments on their common equity securities in order to preserve capital and strengthen their balance sheets. Approximately one third of the publicly traded REIT universe has either lowered or suspended dividend payments. Several REITs have also opted to pay their distributions in a combination of stock and cash. Some of the companies that have taken this route may be conserving cash to opportunistically take advantage of distressed sellers as operating fundamentals for commercial real estate continue to deteriorate in 2009; however, most REITs are likely preserving capital to deal with upcoming debt maturities because credit availability is seriously limited in the current recession.

One bright spot for commercial real estate may be the supply of new properties. As a result of stricter lending standards, new construction throughout the current economic downturn has been limited. A lower amount of construction may bode well for a quick recovery in real estate operating fundamentals when the economy begins to improve.

Real Estate Industry Technicals.    During 2008, the public REIT securities market for common shares was down 38%. REIT stock price performance was quite resilient during the first nine months of the year. However, during October and November as the financial markets spiraled into a complete meltdown, REIT common stocks significantly underperformed the broader markets. The REIT market was down 32% and 24% in each of October and November, respectively.

REITs, previously considered passive investments with consistent returns, stable dividends and low correlation with the broader market, experienced heightened volatility in the last quarter of the year. To put this volatility into perspective, 24 out of the 25 best, and 23 out of the 25 worst, one-day returns for the RMS REIT Index since its inception in 1995 took place in 2008. Both the introduction of new exchange traded funds (ETFs) and a more active participation from momentum investors (hedge funds) have contributed to higher volatility in the REIT market. As a result, REITs' correlation with the S&P 500 Index has doubled to 0.8 from 0.4 in the last four years.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay a high level of current income to our common shareholders by investing in real estate companies, including REITs. Our secondary investment objective is capital appreciation. There can be no assurances that we will meet our investment objectives.

During the year ended 2008, our total return calculated on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was negative 67.5%. During that same period, the total return for the MSCI US REIT Total Return Index (an unmanaged index of REIT common stocks) was negative 38.0% and the total return for the Merrill Lynch REIT Preferred Index (an unmanaged index of investment grade rated REIT preferred stocks) was negative 9.3%. We believe these two indices are relevant to us because our investments, excluding short term investments, as of December 31, 2008, included 51% REIT common stocks and 41% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the year ended December 31, 2008 was negative 36.9%.

The Fund's decline in NAV was larger than the comparative indices primarily because the Fund uses leverage in the form of auction rate securities as part of its investment strategy. This use of leverage enhances our returns in rising or stable market conditions; however, this use of leverage also magnifies losses, especially in rapidly declining market environments such as those experienced during 2008. The Fund also underperformed in 2008 because the majority of its investments in REIT preferred securities consisted of investments in non-rated/below investment grade rated securities. Non-rated/below investment grade REIT preferred securities were down 42.0% during 2008 (as measured by the Wachovia Hybrid & Preferred Securities Below Investment Grade REIT Index). Our holdings in hotel REITs also detracted from the Fund's performance because of the rapid deterioration in hotel operating fundamentals in late 2008. Our investment allocation to health care REITs helped to partially offset the Fund's negative performance because this subsector outperformed other REIT subsectors in 2008.

The large losses which we suffered in 2008 caused us to redeem $39.1 million of the Fund's previous total of $50.0 million of outstanding auction rate securities. The Fund was required to redeem these securities in order to satisfy certain minimum asset coverage ratios for such securities established under applicable law and in our bylaws, and to establish an appropriate asset coverage cushion to mitigate the risk of future failures to satisfy such minimum asset coverage ratios. Unfortunately, the resulting smaller size of the Fund may make it more difficult for the Fund to gain back its lost NAV if and when the market generally recovers.

Additionally, the Fund announced a suspension of its regular monthly dividends in October 2008 because applicable law and our bylaws prohibit the payment of common share dividends until our auction rate securities' minimum asset coverage ratios are satisfied. In 2009, the Fund expects to pay quarterly distributions instead of monthly distributions. The Internal Revenue Service has also recently announced that closed end funds are allowed to satisfy their minimum distribution requirements as a registered investment company in 2009 through the partial payment of distributions in stock. The amounts and form of any future distributions will be announced near the end of each calendar quarter. Nevertheless, the annualized amounts of the Fund's 2009 distributions are expected to be substantially less than the annualized distribution rates paid by the Fund before October 2008.

As of year end 2008, the Fund's investments in preferred securities increased to 40% from 25% a year earlier. All of these preferred securities are issued by REITs. In the current market environment, we consider REIT preferred securities an attractive investment on a risk adjusted basis primarily for two reasons. First, we expect common share dividend cuts from REITs to continue during 2009 because of the possibility of further deterioration in commercial real estate fundamentals. Any such reductions in dividends by REITs will first impact their common shares before their preferred shares because of the preferred shares' higher position in the capital structure of REITs. Second, REIT preferred securities are generally trading at discounts to historical values of approximately 40% to 50%. We believe the discount on these securities should narrow as the credit markets recover, resulting in potential capital appreciation.

Because of the decline in the Fund's NAV and the Fund's relatively small size following its partial redemption of auction rate preferred securities, the Fund and our advisor, RMR Advisors, Inc., are currently considering actions to reduce expenses and otherwise enhance value for the Fund's shareholders. To this end, on December 23, 2008, we filed a revised preliminary joint proxy statement / prospectus with the U.S. Securities and Exchange Commission relating to a possible merger of the Fund with four other closed end RMR Funds (RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund and RMR Dividend Capture Fund). These four other funds are also managed by RMR Advisors. If the proposed merger receives all of the required shareholder approvals and proceeds as planned, all five funds will separately be combined with RMR Real Estate Income Fund, a newly formed Delaware statutory trust which will also be managed by our advisor, and whose assets and liabilities will ultimately consist of the combined assets and liabilities of all five funds. The process of completing these proposed combinations is expected to take several months, and each fund's combination with RMR Real Estate Income Fund may or may not occur for various reasons.

Thank you for your continued support in these very difficult times. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

February 19, 2009

Portfolio holdings by sub-sector as a percentage of investments*

	As of 12/31/2008	As of 12/31/2007
REITs
Hospitality	24%	17%
Health care	20%	18%
Diversified	14%	15%
Office	13%	9%
Apartments	10%	8%
Others, less than 10% each	9%	17%

Total REITs	90%	84%
Other	8%	15%
Short term investments	2%	1%

Total investments	100%	100%

Portfolio holdings by type of security*

	As of 12/31/2008	As of 12/31/2007
Common securities	58%	74%
Preferred securities	40%	25%
Short term investments	2%	1%

Total investments	100%	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector and by type of security as a percentage of total portfolio holdings and do not match with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector and by type of security as a percentage of the Fund's net assets.

RMR Real Estate Fund
Portfolio of Investments – December 31, 2008

Company	Shares	Value

Common Stocks – 82.0% Real Estate Investment Trusts – 72.1%
Apartments – 14.8%
Apartment Investment & Management Co.	17,645	$203,800
Associated Estates Realty Corp.	40,000	365,200
AvalonBay Communities, Inc.	14,000	848,120
BRE Properties, Inc.	10,000	279,800
Equity Residential	49,000	1,461,180
Essex Property Trust, Inc.	6,000	460,500
Mid-America Apartment Communities, Inc.	5,000	185,800

		3,804,400
Diversified – 16.1%
CapLease, Inc.	56,000	96,880
Lexington Corporate Properties Trust	6,400	32,000
Liberty Property Trust	29,000	662,070
National Retail Properties, Inc.	127,700	2,195,163
Vornado Realty Trust	19,000	1,146,650

		4,132,763
Health Care – 14.5%
HCP, Inc.	39,080	1,085,252
Health Care REIT, Inc.	50	2,110
Medical Properties Trust, Inc.	112,120	707,477
Nationwide Health Properties, Inc.	67,154	1,928,663

		3,723,502
Hospitality – 5.7%
Ashford Hospitality Trust, Inc.	185,500	213,325
Entertainment Properties Trust	22,000	655,600
Hersha Hospitality Trust	129,300	387,900
LaSalle Hotel Properties	17,200	190,060

		1,446,885
Industrial – 1.0%
EastGroup Properties, Inc.	7,000	249,060
Office – 13.6%
Brandywine Realty Trust	102,400	789,504
Corporate Office Properties Trust	15,500	475,850
Highwoods Properties, Inc.	55,000	1,504,800
Mack-Cali Realty Corp.	26,500	649,250
Maguire Properties, Inc. (a)	48,000	70,080

		3,489,484
See notes to financial statements and notes to portfolio of investments.

Company	Shares	Value

Common Stocks – continued Real Estate Investment Trusts – continued
Retail – 5.5%
Cedar Shopping Centers, Inc.	38,508	$272,636
Kimco Realty Corp.	5,000	91,400
Ramco-Gershenson Properties Trust	9,000	55,620
Simon Property Group, Inc.	15,000	796,950
Tanger Factory Outlet Centers, Inc.	5,000	188,100

		1,404,706
Storage – 0.9%
Public Storage, Inc.	3,000	238,500
Total Real Estate Investment Trusts (Cost $32,399,156)		18,489,300
Other – 9.9%
Brookfield Properties Corp.	10,000	77,300
Carador PLC	4,123,130	2,473,878
Total Other (Cost $5,733,839)		2,551,178
Total Common Stocks (Cost $38,132,995)		21,040,478
Preferred Stocks – 57.6%
Real Estate Investment Trusts – 57.6%
Diversified – 3.3%
Colonial Properties Trust, Series D	50,500	743,360
Duke Realty Corp., Series O	8,000	114,880

		858,240
Health Care – 14.2%
Health Care REIT, Inc., Series G	20,000	610,400
OMEGA Healthcare Investors Inc., Series D	159,500	3,019,335

		3,629,735
Hospitality – 29.0%
Ashford Hospitality Trust, Series A	107,900	695,955
Ashford Hospitality Trust, Series D	22,000	136,400
Eagle Hospitality Properties Trust, Inc., Series A (b)	28,000	56,000
Entertainment Properties Trust, Series D	111,800	1,397,500
FelCor Lodging Trust, Inc., Series A (c)	83,000	560,250
FelCor Lodging Trust, Inc., Series C	39,600	257,400
Hersha Hospitality Trust, Series A	82,000	930,700
LaSalle Hotel Properties, Series D	100,000	1,130,000
Strategic Hotels & Resorts, Inc., Series A	75,000	322,500
Strategic Hotels & Resorts, Inc., Series B	64,500	280,575
Sunstone Hotel Investors, Inc., Series A	129,100	1,658,935

		7,426,215
See notes to financial statements and notes to portfolio of investments.

Company	Shares	Value

Common Stocks – continued Real Estate Investment Trusts – continued
Industrial – 0.8%
First Industrial Realty Trust, Series J	20,000	$200,000
Office – 5.0%
Alexandria Real Estate Equities, Inc., Series C	17,600	351,472
Corporate Office Properties Trust, Series H	2,000	32,820
Corporate Office Properties Trust, Series J	22,000	382,580
Kilroy Realty Corp., Series E	500	8,445
Kilroy Realty Corp., Series F	30,000	506,700

		1,282,017
Retail – 5.3%
Cedar Shopping Centers, Inc., Series A	88,600	1,229,768
Glimcher Realty Trust, Series F	20,000	135,000

		1,364,768
Total Real Estate Investment Trusts (Cost $30,765,921)		14,760,975
Total Preferred Stocks (Cost $30,765,921)		14,760,975
Other Investment Companies – 1.3%
Eaton Vance Enhanced Equity Income Fund II	30,100	321,167
Ultra Real Estate ProShares	200	1,276
Total Other Investment Companies (Cost $580,287)		322,443
Short-Term Investments – 3.5%
Other Investment Companies – 3.5%
Dreyfus Cash Management, Institutional Shares, 1.53% (d) (Cost $901,001)	901,001	901,001
Total Investments – 144.4% (Cost $70,380,204)		37,024,897
Other assets less liabilities – (1.7)%		(433,603)
Preferred Shares, at liquidation preference – (42.7)%		(10,950,000)
Net Assets applicable to common shareholders – 100%		$25,641,294

Notes to Portfolio of Investments

(a)
As of December 31, 2008, this security had discontinued paying distributions.
(b)
As of December 31, 2008, the Fund held securities fair valued in accordance with policies adopted by the board of trustees aggregating to $56,000 and 0.2% of market value.
(c)
Convertible into common stock.
(d)
Rate reflects 7 day yield as of December 31, 2008.

See notes to financial statements.

RMR Real Estate Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets
Investments in securities, at value (cost $70,380,204)	$37,024,897
Cash	115
Dividends and interest receivable	570,845
Prepaid expenses	3,455
Other assets	60,655

Total assets	37,659,967

Liabilities
Distributions payable – common shares	750,640
Payable for investment securities purchased	169,200
Advisory fee payable	43,452
Distributions payable – preferred shares	3,938
Accrued expenses and other liabilities	101,443

Total liabilities	1,068,673

Preferred shares, at liquidation preference
Auction preferred shares, Series T; $.001 par value per share; 438 shares issued and outstanding at $25,000 per share liquidation preference	10,950,000

Net assets attributable to common shares	$25,641,294

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 6,824,000 shares issued and outstanding	$6,824
Additional paid-in capital	96,249,595
Distributions in excess of net investment income	(754,578)
Accumulated net realized loss on investments	(36,505,240)
Net unrealized depreciation on investments	(33,355,307)

Net assets attributable to common shares	$25,641,294

Net asset value per share attributable to common shares (based on 6,824,000 common shares outstanding)	$3.76

See notes to financial statements.

RMR Real Estate Fund

Financial Statements – continued

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends (cash distributions, net of capital gain ($2,839,170) and return of capital ($605,492) distributions, received or due, and net of foreign taxes withheld of $840)	$6,921,281
Interest	49,149

Total investment income	6,970,430

Expenses
Advisory	1,018,981
Legal	503,885
Preferred share remarketing	130,154
Administrative	95,000
Custodian	67,469
Audit	59,500
Shareholder reporting	58,942
Compliance and internal audit	27,852
Trustees' fees and expenses	27,693
Other	84,336

Total expenses	2,073,812
Less: expense waived by the Advisor	(293,163)

Net expenses	1,780,649

Net investment income	5,189,781

Realized and unrealized loss on investments
Net realized loss on investments	(36,484,040)
Net change in unrealized appreciation/(depreciation) on investments	(21,714,632)

Net realized and unrealized loss on investments	(58,198,672)

Distributions to preferred shareholders from net investment income	(1,489,029)
Distributions to preferred shareholders from net realized gain on investments	(490,279)

Net decrease in net assets attributable to common shares resulting from operations	$(54,988,199)

See notes to financial statements.

RMR Real Estate Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (decrease) in net assets resulting from operations
Net investment income	$5,189,781	$7,481,138
Net increase from payments by affiliates	—	2,070
Net realized gain (loss) on investments	(36,484,040)	3,140,623
Net change in unrealized appreciation/(depreciation) on investments	(21,714,632)	(41,493,993)
Distributions to preferred shareholders from:
Net investment income	(1,489,029)	(1,161,670)
Net realized gain on investments	(490,279)	(1,482,830)

Net decrease in net assets attributable to common shares resulting from operations	(54,988,199)	(33,514,662)

Distributions to common shareholders from:
Net investment income	(4,455,330)	(6,354,978)
Net realized gain on investments	(1,538,191)	(8,111,902)
Return of capital	(216,319)	—
Capital shares transactions
Cost of preferred shares repurchased	(39,050,000)	—

Net decrease from capital transactions	(39,050,000)	—
Liquidation preference of preferred shares repurchased	39,050,000	—

Total decrease in net assets attributable to common shares	(61,198,039)	(47,981,542)
Net assets attributable to common shares
Beginning of year	86,839,333	134,820,875

End of year (including distributions in excess of net investment income of $754,578 and $9,373, respectively)	$25,641,294	$86,839,333

Common shares issued and repurchased
Shares outstanding, beginning of year	6,824,000	6,824,000
Shares issued	—	—

Shares outstanding, end of year	6,824,000	6,824,000

See notes to financial statements.

RMR Real Estate Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Year Ended December 31, 2008	Year Ended December 31, 2007		Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004

Per Common Share Operating Performance (a)
Net asset value, beginning of period	$12.73	$19.76		$15.63	$16.61	$14.35

Income from Investment Operations
Net investment income (b)(c)	.76	1.10		.99	.64	.47
Net realized and unrealized appreciation/(depreciation) on investments (c)	(8.53)	(5.62)		4.69	(.08)	3.11
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income (c)	(.22)	(.17)		(.23)	(.10)	(.05)
Net realized gain on investments (c)	(.07)	(.22)		(.12)	(.14)	(.05)

Net increase (decrease) in net asset value from operations	(8.06)	(4.91)		5.33	.32	3.48
Less: Distributions to common shareholders from:
Net investment income (c)	(.65)	(.93)		(.79)	(.54)	(.53)
Net realized gain on investments (c)	(.23)	(1.19)		(.41)	(.76)	(.57)
Return of capital (c)	(.03)	—		—	—	—
Preferred share offering costs charged to capital	—	—		—	—	(.12)

Net asset value, end of period	$3.76	$12.73		$19.76	$15.63	$16.61

Market price, beginning of period	$11.03	$17.48		$13.15	$14.74	$15.00

Market price, end of period	$2.70	$11.03		$17.48	$13.15	$14.74

Total Return
Total investment return based on:
Market price (d)	(72.28)%	(26.19)%		43.77%	(1.96)%	6.42%
Net asset value (d)	(67.47)%	(26.28	)%(e)	35.27%	2.10%	24.73%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (b)(c)	7.42%	6.16%		5.60%	4.02%	3.22%
Total preferred share distributions	2.83%	2.18%		1.97%	1.47%	0.67%
Net investment income, net of preferred share distributions (b)(c)	4.59%	3.98%		3.63%	2.55%	2.55%
Expenses, net of fee waivers	2.55%	1.47%		1.50%	1.50%	1.69%
Expenses, before fee waivers	2.97%	1.82%		1.86%	1.87%	2.05%
Portfolio Turnover Rate	4.97%	51.01%		36.20%	22.15%	35.52%
Net assets attributable to common shares, end of period (000s)	$25,641	$86,839		$134,821	$106,670	$113,357
Preferred shares, liquidation preference ($25,000 per share) (000s)	$10,950	$50,000		$50,000	$50,000	$50,000
Asset coverage per preferred share (f)	$83,542	$68,420		$92,411	$78,335	$81,679
(a)
Based on average shares outstanding.
(b)
Amounts are net of expenses waived by RMR Advisors.
(c)
As discussed in Note A (7) to the financial statements, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.
(d)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(e)
The impact of the net increase in payments by affiliates is less than $0.005/share and had no impact on total returns.
(f)
Asset coverage per share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See notes to financial statements.

RMR Real Estate Fund
Notes to Financial Statements

December 31, 2008

Note A

(1)  Organization

RMR Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on July 2, 2002, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a diversified closed-end management investment company.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at amortized cost plus interest accrued, which approximates fair market value.

(4)  Fair Value Measurements

The Fund has adopted the provisions of Financial Accounting Standards Board, or FASB, Statement of Financial Accounting Standards No. 157, Fair Value Measurements, or FAS 157, effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. FAS 157 established a three tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•
Level 1 – quoted prices in active markets for identical investments

•
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2008, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized broker quotes, company financial information and other market indicators to value the securities whose prices were not readily available.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted prices	$36,968,897
Level 2 – Other significant observable inputs	56,000
Level 3 – Significant unobservable inputs	—

Total	$37,024,897

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities Characterized as Level 3
Balance, as of 12/31/07	$4,378,000
Accrued discounts/premiums	—
Realized gain/loss and change in unrealized appreciation/depreciation	(2,227,500)
Net purchases/sales	—
Net transfers in and/or out of Level 3	(2,150,500)

Balance, as of 12/31/08	$—

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/08	$—

(5)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on an identified cost basis.

(6)  Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings each year.

Some foreign governments may subject the Fund's investment income and securities sales to withholding or other taxes. For the year ended December 31, 2008, $840 of foreign taxes have been withheld from distributions to the Fund and recorded as a reduction of dividend income.

The Fund adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, or FIN 48, on June 29, 2007. At December 31, 2008, the Fund did not have uncertain tax positions. Each of the tax years in the three year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service. During the year ended December 31, 2008, the Fund did not incur any tax related interest or penalties.

(7)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It was the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders were declared pursuant to this policy through September 2008. On October 16, 2008, the Fund announced that it was suspending the payment of common share distributions until further notice because the Fund did not satisfy certain minimum asset coverage ratios for the outstanding Fund preferred shares which are preconditions to the payment of common share distributions. See Note D below. On November 26, 2008, the Fund announced that it had called for redemption sufficient amounts of Fund preferred shares to become compliant with the preconditions for the payment of common share distributions. On December 19, 2008, the Fund declared a distribution of $0.11 per common share that was paid on January 28, 2009. In 2009, the Fund expects to pay quarterly distributions of net investment income to common shareholders for the three month periods ending March 31, June 30, September 30 and December 31, 2009 if, when and in such amounts as may be determined by the Fund's board of trustees in its sole discretion in light of such factors, which may or may not include market and economic conditions, and as may be considered by the Fund's board of trustees, and subject to compliance with applicable law, the Fund's Agreement and Declaration of Trust, the Fund's bylaws and other objectives. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. Similarly, the Fund has credited its "net change in unrealized appreciation on investments" with that portion of the distributions received from REITs that is classified by those REITs as return of capital. The classification of distributions received from the Fund's investments were as follows:

	Year ended December 31, 2008	Year ended December 31, 2007
Ordinary income	$6,921,281	$8,954,018
Capital gain income	2,839,170	4,010,171
Return of capital	605,492	1,467,181

Total distributions received	$10,365,943	$14,431,370

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Fund during the years ended December 31, 2008 and December 31, 2007, were as follows:

	Year ended December 31, 2008	Year ended December 31, 2007
Ordinary income	$5,944,359	$7,531,305
Net long term capital gains	2,028,470	9,580,075
Return of capital	216,319	—

	$8,189,148	$17,111,380

As of December 31, 2008, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Undistributed net long term capital gains	—
Net unrealized appreciation/(depreciation)	(33,357,183)

The differences between the financial reporting basis and tax basis of undistributed net long term capital gains and net unrealized appreciation/depreciation are due to wash sales of portfolio investments.

As of December 31, 2008, the Fund had a net capital loss carry forward for federal income tax purposes of $823,951 all of which expires in the year 2016.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2008, the Fund elected to defer net capital losses of $35,679,413 arising between November 1, 2008 and December 31, 2008.

The cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of December 31, 2008, are as follows:

Cost	$70,382,080

Gross unrealized appreciation	$931,538
Gross unrealized depreciation	(34,288,721)

Net unrealized appreciation/(depreciation)	$(33,357,183)

(8)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

(9)  Recent Accounting Pronouncements

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, or FAS 161. FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management of the Fund is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund's financial statements.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an investment advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of Fund preferred shares is not considered a liability.

RMR Advisors had contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets from December 18, 2003 until December 18, 2008. The Fund incurred net advisory fees of $725,818 during the year ended December 31, 2008. The amount of fees waived by the Advisor was $293,163 for the year ended December 31, 2008.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $95,000 of subadministrative fees charged by State Street for the year ended December 31, 2008.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Fund as defined under the 1940 Act, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus attendance fees for board and committee meetings. The Fund incurred $27,693 of trustee fees and expenses during the year ended December 31, 2008.

The Fund's board of trustees, and separately the disinterested trustees, authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $27,852 of compliance and internal audit expense during the year ended December 31, 2008. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $12,855 of insurance expense during the year ended December 31, 2008.

During the year ended December 31, 2007, RMR Advisors reimbursed the Fund in the amount of $2,070 for trading losses incurred by the Fund due to a trading error.

Note C

Securities Transactions

During the year ended December 31, 2008, there were purchases and sales transactions (excluding short term securities) of $6,677,220 and $47,605,261 respectively. Brokerage commissions on securities transactions amounted to $50,624 during the year ended December 31, 2008.

Note D

Preferred Shares

In March 2004, the Fund issued 2,000 Series T auction preferred shares with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. On December 22, 2008 and December 29, 2008, the Fund redeemed a total of 1,562 preferred shares with a liquidation preference of $39,050,000. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to redemption in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 1.85% per annum as of December 31, 2008.

To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets Corporation, an affiliate of RBC Dain Rauscher Inc., the Fund's lead broker-dealer for its preferred securities, has acquired for its own account a substantial portion of the Fund's preferred securities in the auctions, and may ultimately come to own for its account all or substantially all of such preferred securities. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets Corporation) Schedule 13G filing, dated as of January 31, 2009, it owns 85.4% of the Fund's issued and outstanding preferred shares. If RBC Capital Markets Corporation had not been a purchaser of preferred securities in the Fund's auctions, the auctions likely would have failed and holders of the Fund's preferred shares would not have been able to sell their preferred shares in the auctions. There can be no assurance that RBC Capital Markets Corporation or any other affiliate of RBC Dain Rauscher Inc. would purchase Fund preferred shares in any future auction of Fund preferred securities, or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. In addition, if an auction fails, holders of the Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Fund's preferred shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to their outstanding preferred shares, such factors may precipitate a change in the form and/or amount of investment leverage used by the Fund.

The Fund proactively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

Note E

Proposed Reorganization

On December 18, 2008, the Board of Trustees of each of the Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund and RMR Dividend Capture Fund, approved a proposal to reorganize these five funds into RMR Real Estate Income Fund, a newly formed closed end fund ("New RMR"), formed specifically for the purpose of effectuating such reorganizations. These reorganizations would occur pursuant to five separate Agreements and Plans of Reorganization (the "Agreements"), pending the effectiveness of a Joint Proxy Statement/Prospectus with respect to the reorganizations and shareholder approval. The Fund's Agreement provides for the Fund to transfer its assets to New RMR in exchange for shares of New RMR's common stock and preferred stock and New RMR's assumption of the Fund's liabilities, and for the Fund to dissolve under applicable law. The Fund currently anticipates holding a special meeting of shareholders to seek approval for its reorganization. The process of completing these reorganizations is expected to take several months. There can be no assurance that any of these reorganizations will occur. Any reorganization may be consummated whether or not the other reorganizations are consummated, except that the reorganization of the Fund with New RMR must be consummated in order for any of the other reorganizations to be consummated. If approved by shareholders, it is currently anticipated that the reorganizations will occur before June 30, 2009. During the year ended December 31, 2008, the Fund incurred approximately $423,754 of legal expense in connection with the proposed reorganization.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of RMR Real Estate Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RMR Real Estate Fund (the "Fund") as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RMR Real Estate Fund at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2009

RMR Hospitality and Real Estate Fund
December 31, 2008

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the year ended December 31, 2008, and our financial position as of December 31, 2008.

Relevant Market Conditions

Hospitality Industry Fundamentals.    At the beginning of 2008, revenue per available room (RevPAR) expectations for the year published by most hotel operators and hotel industry analysts were in the positive mid-single digits. Instead, operating fundamentals for the hospitality industry deteriorated significantly during 2008 as a result of a slowdown in the U.S. economy, and both leisure and business transient demand deteriorated rapidly, particularly in the second half of 2008. Airline capacity reductions, conservative travel budgets and a weary consumer have all contributed to the rapid decline in hotel fundamentals. Given this backdrop, almost all lodging REITs cut or suspended their dividends during the fourth quarter of 2008 in an effort to conserve cash and manage for upcoming debt maturities.

Real Estate Industry Fundamentals.    2008 brought with it one of the toughest economic environments since at least the recession of the early 1980s. Increasing home equity values, which had been a major force behind consumer spending growth for the past 15 years, came to a halt as home prices started to decline in 2007. The credit crisis that affected Wall Street in the early part of 2008 quickly spilled over to Main Street and exacerbated the economic downturn. By year end, total job losses for the year stood at 2.8 million, with close to 70% of those losses sustained in the last four months of 2008. As a result, the unemployment rate jumped to 7.2% at 2008 year end, up from 4.8% a year earlier. The National Bureau of Economic Research has recently confirmed that the U.S. economy fell into a recession in December 2007. On average, post-World War II recessions have lasted ten months and none of them have lasted longer than 16 months. This means that this current recession is already longer than average and could possibly be the longest recession since the Great Depression if the economy continues posting a few more quarters of negative growth.

Commercial real estate operating fundamentals, such as occupancy and rental rates, seemed to hold up relatively well throughout most of 2008. However, in the last few months of the year, these fundamentals began to deteriorate markedly because of continued job losses and weaker economic activity. Demand for space across most commercial property types slowed as companies cut production and reduced head count. Vacancy rates started to increase and the level of concessions (incentives given to tenants to take up space) became more prevalent.

Weaker real estate fundamentals have forced many REITs to lower or discontinue dividend payments on their common equity securities in order to preserve capital and strengthen their balance sheets. Approximately one third of the publicly traded REIT universe has either lowered or suspended dividend payments. Several REITs have also opted to pay their distributions in a combination of stock and cash. Some of the companies that have taken this route may be conserving cash to opportunistically take advantage of distressed sellers as operating fundamentals for commercial real estate continue to deteriorate in 2009; however, most REITs are likely preserving capital to deal with upcoming debt maturities because credit availability is seriously limited in the current recession.

One bright spot for commercial real estate may be the supply of new properties. As a result of stricter lending standards, new construction throughout the current economic downturn has been limited. A lower amount of construction may bode well for a quick recovery in real estate operating fundamentals when the economy begins to improve.

Real Estate Industry Technicals.    During 2008, the public REIT securities market for common shares was down 38%. REIT stock price performance was quite resilient during the first nine months of the year. However, during October and November as the financial markets spiraled into a complete meltdown, REIT common stocks significantly underperformed the broader markets. The REIT market was down 32% and 24% in each of October and November, respectively.

REITs, previously considered passive investments with consistent returns, stable dividends and low correlation with the broader market, experienced heightened volatility in the last quarter of the year. To put this volatility into perspective, 24 out of the 25 best, and 23 out of the 25 worst, one-day returns for the RMS REIT Index since its inception in 1995 took place in 2008. Both the introduction of new exchange traded funds (ETFs) and a more active participation from momentum investors (hedge funds) have contributed to higher volatility in the REIT market. As a result, REITs' correlation with the S&P 500 Index has doubled to 0.8 from 0.4 in the last four years.

Fund Strategies, Techniques and Performance

Our primary objective is to earn and pay to our common shareholders a high level of current income by investing in hospitality and real estate companies. Our secondary objective is capital appreciation. There can be no assurance that we will achieve our investment objectives.

During the year ended 2008, our total return calculated on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was negative 78.9%. During that same period, the total return for the MSCI US REIT Total Return Index (an unmanaged index of REIT common stocks) was negative 38.0% and the total return for the Merrill Lynch REIT Preferred Index (an unmanaged index of investment grade rated REIT preferred stocks) was negative 9.3%. We believe these two indices are relevant to us because our investments, excluding short term investments, as of December 31, 2008, included 11% REIT common stocks and 75% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the year ended December 31, 2008 was negative 36.9%.

The Fund's decline in NAV was larger than the comparative indices primarily because the Fund uses leverage in the form of auction rate securities as part of its investment strategy. This use of leverage enhances our returns in rising or stable market conditions; however, this use of leverage also magnifies losses, especially in rapidly declining market environments such as those experienced during 2008. The Fund also underperformed in 2008 because the majority of its investments in REIT preferred securities consisted of investments in non-rated/below investment grade rated securities. Non-rated/below investment grade REIT preferred securities were down 42.0% during 2008 (as measured by the Wachovia Hybrid & Preferred Securities Below Investment Grade REIT Index). Our holdings in hotel REITs also detracted from the Fund's performance because of the rapid deterioration in hotel operating fundamentals in late 2008. Our investment allocation to health care REITs helped to partially offset the Fund's negative performance because this subsector outperformed other REIT subsectors in 2008.

The large losses which we suffered in 2008 caused us to redeem $25.7 million of the Fund's previous total of $28.0 million of outstanding auction rate securities during 2008 and early 2009. The Fund was required to redeem these securities in order to satisfy certain minimum asset coverage ratios for such securities established under applicable law and in our bylaws, and to establish an appropriate asset coverage cushion to mitigate the risk of future failures to satisfy such minimum asset coverage ratios. Unfortunately, the resulting smaller size of the Fund may make it more difficult for the Fund to gain back its lost NAV if and when the market generally recovers.

Additionally, the Fund announced a suspension of its regular monthly dividends in October 2008 because applicable law and our bylaws prohibit the payment of common share dividends until our auction rate securities' minimum asset coverage ratios are satisfied. In 2009, the Fund expects to pay quarterly distributions instead of monthly distributions. The Internal Revenue Service has also recently announced that closed end funds are allowed to satisfy their minimum distribution requirements as a registered investment company in 2009 through the partial payment of distributions in stock. The amounts and form of any future distributions will be announced near the end of each calendar quarter. Nevertheless, the annualized amounts of the Fund's 2009 distributions are expected to be substantially less than the annualized distribution rates paid by the Fund before October 2008.

As of year end 2008, the Fund's investments in preferred securities increased to 66% from 29% a year ealier. All of these preferred securities are issued by REITs. In the current market environment, we consider REIT preferred securities an attractive investment on a risk adjusted basis primarily for two reasons First, we expect common share dividend cuts from REITs to continue during 2009 because of the possibility of further deterioration in commercial real estate fundamentals. Any such reductions in dividends by REITs will first impact their common shares before their preferred shares because of the preferred shares' higher position in the capital structure of REITs. Second, REIT preferred securities are generally trading at discounts to historical values of approximately 40% to 50%. We believe the discount on these securities should narrow as the credit markets recover, resulting in potential capital appreciation.

Because of the decline in the Fund's NAV and the Fund's relatively small size following its partial redemption of auction rate preferred securities, the Fund and our advisor, RMR Advisors, Inc., are currently considering actions to reduce expenses and otherwise enhance value for the Fund's shareholders. To this end, on December 23, 2008, we filed a revised preliminary joint proxy statement / prospectus with the U.S. Securities and Exchange Commission relating to a possible merger of the Fund with four other closed end RMR Funds (RMR Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund and RMR Dividend Capture Fund). These four other funds are also managed by RMR Advisors. If the proposed merger receives all of the required shareholder approvals and proceeds as planned, all five funds will separately be combined with RMR Real Estate Income Fund, a newly formed Delaware statutory trust which will also be managed by our advisor, and whose assets and liabilities will ultimately consist of the combined assets and liabilities of all five funds. The process of completing these proposed combinations is expected to take several months, and each fund's combination with RMR Real Estate Income Fund may or may not occur for various reasons.

Thank you for your continued support during these very difficult times. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

February 19, 2009

RMR Hospitality and Real Estate Fund
December 31, 2008

Portfolio holdings by sub-sector as a percentage of investments*

	As of 12/31/2008	As of 12/31/2007
Hospitality real estate	38%	33%
Office real estate	12%	12%
Health care real estate	12%	15%
Others, less than 10% each+	26%	39%
Short term investments	12%	1%

Total investments	100%	100%

	As of 12/31/2008	As of 12/31/2007
REITs	75%	84%
Other including short term investments	25%	16%

Total investments	100%	100%

Portfolio holdings by type of security*

	As of 12/31/2008	As of 12/31/2007
Common securities	18%	63%
Preferred securities	66%	29%
Debt securities	4%	7%
Short term investments	12%	1%

	100%	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector and by type of security as a percentage of total portfolio holdings and do not match with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector and by type of security as a percentage of the Fund's net assets.
+
Prior year percentages include sub-sectors which were in excess of 10% as of 12/31/2007 but below 10% as of 12/31/2008.

RMR Hospitality and Real Estate Fund
Portfolio of Investments – December 31, 2008

Company	Shares	Value

Common Stocks – 25.0%
Real Estate Investment Trusts – 13.1%
Apartments – 3.8%
Apartment Investment & Management Co.	5,068	$58,535
AvalonBay Communities, Inc.	500	30,290
BRE Properties, Inc.	6,000	167,880
Mid-America Apartment Communities, Inc.	800	29,728

		286,433
Diversified – 1.2%
Cousins Properties, Inc.	4,400	60,940
National Retail Properties, Inc.	1,500	25,785

		86,725
Health Care – 0.3%
Health Care REIT, Inc.	600	25,320
Hospitality – 6.1%
Hersha Hospitality Trust	38,100	114,300
Sunstone Hotel Investors, Inc.	3,000	18,570
Supertel Hospitality, Inc.	191,134	324,928

		457,798
Retail – 1.7%
Equity One, Inc.	3,000	53,100
Ramco-Gershenson Properties Trust	12,000	74,160

		127,260
Total Real Estate Investment Trusts (Cost $2,500,386)		983,536
Other – 11.9%
Carador PLC (Cost $2,000,000)	1,499,320	899,592
Total Common Stocks (Cost $4,500,386)		1,883,128
Preferred Stocks – 89.2%
Real Estate Investment Trusts – 89.2%
Apartments – 0.2%
BRE Properties, Inc., Series D	1,000	16,680
Diversified – 7.8%
Digital Realty Trust, Inc., Series A	15,000	240,000
Duke Realty Corp., Series O	2,100	30,156
LBA Realty LLC, Series B	30,000	270,000
Vornado Realty Trust, Series E	2,500	42,500

		582,656
See notes to financial statements and notes to portfolio of investments.

Company	Shares	Value

Preferred Stocks – continued Real Estate Investment Trusts – continued
Health Care – 15.8%
HCP, Inc., Series E	200	$3,322
Health Care REIT, Inc., Series F	10,000	185,000
Health Care REIT, Inc., Series G	12,000	366,240
LTC Properties, Inc., Series F	23,000	483,000
OMEGA Healthcare Investors Inc., Series D	8,000	151,440

		1,189,002
Hospitality – 40.5%
Eagle Hospitality Properties Trust, Inc., Series A (a)	28,000	56,000
FelCor Lodging Trust, Inc., Series C	58,052	377,338
Hersha Hospitality Trust, Series A	42,400	481,240
Host Marriott Corp., Series E	12,365	212,678
Innkeepers USA Trust, Series C	27,000	47,250
LaSalle Hotel Properties, Series D	28,700	324,310
LaSalle Hotel Properties, Series E	53,500	689,615
Strategic Hotels & Resorts, Inc., Series A	10,000	43,000
Strategic Hotels & Resorts, Inc., Series C	40,000	170,000
Sunstone Hotel Investors, Inc., Series A	50,000	642,500

		3,043,931
Office – 16.8%
Alexandria Real Estate Equities, Inc., Series C	24,225	$483,773
Kilroy Realty Corp., Series F	10,000	168,900
Parkway Properties, Inc., Series D	15,000	180,000
SL Green Realty Corp., Series D	28,500	430,350

		1,263,023
Retail – 8.1%
Cedar Shopping Centers, Inc., Series A	31,800	441,384
Glimcher Realty Trust, Series G	20,000	124,600
Kimco Realty Corp., Series G	1,496	26,928
Regency Centers Corp., Series E	200	3,546
Weingarten Realty Investors, Series E	1,000	14,750

		611,208
Total Real Estate Investment Trusts (Cost $13,691,501)		6,706,500
Total Preferred Stocks (Cost $13,691,501)		6,706,500
See notes to financial statements and notes to portfolio of investments.

Company	Shares or Principal Amount	Value

Debt Securities – 5.1%
Hospitality – 5.1%
American Real Estate Partners LP, 8.125%, 06/01/2012 (Cost $498,486)	$500,000	385,000
Short-Term Investments – 16.5%
Other Investment Companies – 16.5%
Dreyfus Cash Management, Institutional Shares, 1.53% (b) (Cost $1,241,359)	1,241,359	1,241,359
Total Investments – 135.8% (Cost $19,931,732)		10,215,987
Other assets less liabilities – 2.4%		180,234
Preferred Shares, at liquidation preference – (38.2)%		(2,875,000)
Net Assets applicable to common shareholders – 100%		$7,521,221

Notes to Portfolio of Investments

(a)
As of December 31, 2008, the Fund held securities fair valued in accordance with policies adopted by the board of trustees aggregating to $56,000 and 0.7% of market value.
(b)
Rate reflects 7 day yield as of December 31, 2008.

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets
Investments in securities, at value (cost $19,931,732)	$10,215,987
Cash	408
Cash escrowed for preferred share redemptions	600,000
Receivable for securities sold	454,500
Dividends and interest receivable	237,845
Prepaid expenses	3,455
Other assets	49,688

Total assets	11,561,883

Liabilities
Distributions payable – common shares	745,500
Payable for investment securities purchased	320,040
Advisory fee payable	14,990
Distributions payable – preferred shares	2,889
Accrued expenses and other liabilities	82,243

Total liabilities	1,165,662

Preferred shares, at liquidation preference
Auction preferred shares, Series Th; $.001 par value per share; 115 shares issued and outstanding at $25,000 per share liquidation preference	2,875,000

Net assets attributable to common shares	$7,521,221

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 2,485,000 shares issued and outstanding	$2,485
Additional paid-in capital	46,967,809
Distributions in excess of net investment income	(417,435)
Accumulated net realized loss on investments	(29,315,893)
Net unrealized depreciation on investments	(9,715,745)

Net assets attributable to common shares	$7,521,221

Net asset value per share attributable to common shares (based on 2,485,000 common shares outstanding)	$3.03

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Financial Statements – continued

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends (cash distributions, net of capital gain ($1,521,352) and return of capital ($191,653) distributions, received or due, and net of foreign taxes withheld of $315)	$3,188,093
Interest	391,414

Total investment income	3,579,507

Expenses
Advisory	504,754
Legal	982,173
Administrative	95,000
Preferred share remarketing	75,100
Custodian	67,137
Audit	59,500
Shareholder reporting	33,596
Trustees' fees and expenses	28,735
Compliance and internal audit	27,852
Other	66,949

Total expenses	1,940,796
Less: expense waived by the Advisor	(148,457)

Net expenses	1,792,339

Net investment income	1,787,168

Realized and unrealized loss on investments
Net realized loss on investments	(28,795,336)
Net increase from payments by affiliates	9,353
Net change in unrealized appreciation/(depreciation) on investments	(2,697,627)

Net realized and unrealized loss on investments	(31,483,610)

Distributions to preferred shareholders from net investment income	(664,837)
Distributions to preferred shareholders from net realized gain on investments	(459,633)

Net decrease in net assets attributable to common shares resulting from operations	$(30,820,912)

See notes to financial statements.

RMR Hospitality and Real Estate Fund

Financial Statements – continued

Statements of Changes in Net Assets

	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (decrease) in net assets resulting from operations
Net investment income	$1,787,168	$1,567,243
Net increase from payments by affiliates	9,353	1,036
Net realized gain (loss) on investments	(28,795,336)	1,434,411
Net change in unrealized appreciation/(depreciation) on investments	(2,697,627)	(18,455,574)
Distributions to preferred shareholders from:
Net investment income	(664,837)	(318,275)
Net realized gain on investments	(459,633)	(1,138,397)

Net decrease in net assets attributable to common shares resulting from operations	(30,820,912)	(16,909,556)

Distributions to common shareholders from:
Net investment income	(1,539,766)	(1,274,968)
Net realized gain on investments	(1,064,514)	(5,186,032)

Capital shares transactions
Cost of preferred shares repurchased	(25,125,000)	—

Net decrease from capital transactions	(25,125,000)	—
Liquidation preference of preferred shares repurchased	25,125,000	—

Total decrease in net assets attributable to common shares	(33,425,192)	(23,370,556)
Net assets attributable to common shares
Beginning of year	40,946,413	64,316,969

End of year (including distributions in excess of net investment income of $417,435 and $0, respectively)	$7,521,221	$40,946,413

Common shares issued and repurchased
Shares outstanding, beginning of year	2,485,000	2,485,000
Shares issued	—	—

Shares outstanding, end of year	2,485,000	2,485,000

See notes to financial statements.

RMR Hospitality and Real Estate Fund

Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Year Ended December 31, 2008		Year Ended December 31, 2007		Year Ended December 31, 2006	Year Ended December 31, 2005	For the Period April 27, 2004(a) to December 31, 2004

Per Common Share Operating Performance (b)
Net asset value, beginning of period	$16.48		$25.88		$21.88	$22.94	$19.28 (c)

Income from Investment Operations
Net investment income (d)(e)	.72		.63		1.08	1.13	.71
Net realized and unrealized appreciation/(depreciation) on investments (e)	(12.67)		(6.84)		4.95	(.19)	3.95
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income (e)	(.27)		(.13)		(.30)	(.16)	(.06)
Net realized gain on investments (e)	(.18)		(.46)		(.23)	(.11)	(.01)

Net increase (decrease) in net asset value from operations	(12.40)		(6.80)		5.50	.67	4.59
Less: Distributions to common shareholders from:
Net investment income (e)	(.62)		(.51)		(.85)	(.96)	(.65)
Net realized gain on investments (e)	(.43)		(2.09)		(.65)	(.65)	(.10)
Common share offering costs charged to capital	—		—		—	—	(.04)
Preferred share offering costs charged to capital	—		—		—	(.12)	(.14)

Net asset value, end of period	$3.03		$16.48		$25.88	$21.88	$22.94

Market price, beginning of period	$14.38		$22.95		$18.21	$19.98	$20.00

Market price, end of period	$2.05		$14.38		$22.95	$18.21	$19.98

Total Return (f)
Total investment return based on:
Market price (g)	(82.65)%		(28.11)%		35.54%	(0.73)%	3.93%
Net asset value (g)	(78.88	)%(h)	(28.15	)%(h)	25.89%	2.54%	23.16%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (d)(e)	5.60%		2.72%		4.50%	5.04%	4.96% (i)
Total preferred share distributions	3.53%		2.53%		2.23%	1.20%	0.50% (i)
Net investment income, net of preferred share distributions (d)(e)	2.07%		0.19%		2.27%	3.84%	4.46% (i)
Expenses, net of fee waivers	5.62%		5.40%		3.13%	1.80%	1.86% (i)
Expenses, before fee waivers	6.09%		5.77%		3.49%	2.14%	2.18% (i)
Portfolio Turnover Rate	14.05%		41.36%		45.70%	23.95%	20.83%
Net assets attributable to common shares, end of period (000s)	$7,521		$40,946		$64,317	$54,377	$57,005
Preferred shares, liquidation preference ($25,000 per share) (000s)	$2,875		$28,000		$28,000	$28,000	$17,000
Asset coverage per preferred share (j)	$90,402		$61,569		$82,426	$73,551	$108,830
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at April 27,2004, reflects the deduction of the average sales load and offering costs of $0.72 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load and offering cost of $0.90 per share on 2,000,000 common shares sold to the public and no sales load or offering costs on 480,000 common shares sold to affiliates of RMR Advisors for $20 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A (7) to the financial statements, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.
(f)
Total returns for periods of less than one year are not annualized.
(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(h)
The impact of the net increase in payments by affiliates is less than $0.005/share and had no impact on total return.
(i)
Annualized.
(j)
Asset coverage per share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Notes to Financial Statements

December 31, 2008

Note A

(1)  Organization

RMR Hospitality and Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on January 27, 2004, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a diversified closed-end management investment company. The Fund had no operations until April 27, 2004, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at amortized cost plus interest accrued, which approximates fair market value.

(4)  Fair Value Measurements

The Fund has adopted the provisions of Financial Accounting Standards Board, or FASB, Statement of Financial Accounting Standards No. 157, Fair Value Measurements, or FAS 157, effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. FAS 157 established a three tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•
Level 1 – quoted prices in active markets for identical investments

•
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2008, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized broker quotes, company financial information and other market indicators to value the securities whose prices were not readily available.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted prices	$10,159,987
Level 2 – Other significant observable inputs	56,000
Level 3 – Significant unobservable inputs	—

Total	$10,215,987

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities Characterized as Level 3
Balance, as of 12/31/07	$1,592,000
Accrued discounts/premiums	—
Realized gain/loss and change in unrealized appreciation/depreciation	(810,000)
Net purchases/sales	—
Net transfers in and/or out of Level 3	(782,000)

Balance, as of 12/31/08	$—

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/08	$—

(5)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on an identified cost basis.

(6)  Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings each year.

Some foreign governments may subject the Fund's investment income and securities sales to withholding or other taxes. For the year ended December 31, 2008, $315 of foreign taxes have been withheld from distributions to the Fund and recorded as a reduction of dividend income.

The Fund adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, or FIN 48, on June 29, 2007. At December 31, 2008, the Fund did not have any uncertain tax positions. Each of the tax years in the three year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service. During the year ended December 31, 2008, the Fund did not incur any tax related interest or penalties.

(7)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It was the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders were declared pursuant to this policy through September 2008. On October 16, 2008, the Fund announced that it was suspending the payment of common share distributions until further notice because the Fund did not satisfy certain minimum asset coverage ratios for the outstanding Fund preferred shares which are preconditions to the payment of common share distributions. See Note D below. On November 26, 2008, the Fund announced that it had called for redemption, sufficient amounts of Fund preferred shares to become compliant with the preconditions for the payment of common share distributions. On December 19, 2008, the Fund declared a distribution of $0.30 per common share that was paid on January 28, 2009. In 2009, the Fund expects to pay quarterly distributions of net investment income to common shareholders for the three month periods ending March 31, June 30, September 30 and December 31, 2009 if, when and in such amounts as may be determined by the Fund's board of trustees in its sole discretion in light of such factors, which may or may not include market and economic conditions, and may be considered by the Fund's board of trustees, and subject to compliance with applicable law, the Fund's Agreement and Declaration of Trust, the Fund's bylaws and other objectives. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. Similarly, the Fund has credited its "net change in unrealized appreciation on investments" with that portion of the distributions received from REITs that is classified by those REITs as return of capital. The classification of distributions received from the Fund's investments were as follows:

	Year ended December 31, 2008	Year ended December 31, 2007
Ordinary income	$3,188,093	$4,084,034
Capital gain income	1,521,352	2,163,301
Return of capital	191,653	632,360

Total distributions received	$4,901,098	$6,879,695

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Fund during the years ended December 31, 2008 and December 31, 2007, were as follows:

	Year ended December 31, 2008	Year ended December 31, 2007
Ordinary income	$2,204,603	$1,698,625
Net long term capital gains	1,524,147	6,219,047

	$3,728,750	$7,917,672

As of December 31, 2008, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Undistributed net long term capital gains	—
Net unrealized appreciation/(depreciation)	(9,941,093)

The difference between the financial reporting basis and tax basis of net unrealized appreciation/depreciation is due to wash sales of portfolio investments.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2008, the Fund elected to defer net capital losses of $29,090,545 arising between November 1, 2008 and December 31, 2008.

The cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of December 31, 2008, are as follows:

Cost	$20,156,596

Gross unrealized appreciation	$113,148
Gross unrealized depreciation	(10,053,757)

Net unrealized appreciation/(depreciation)	$(9,940,609)

(8)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by hospitality and real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the hospitality and real estate industries due to economic, legal, regulatory, technological or other developments affecting the United States hospitality and real estate industries.

(9)  Recent Accounting Pronouncements

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, or FAS 161. FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management of the Fund is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund's financial statements.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an investment advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of Fund preferred shares is not considered a liability.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets from April 27, 2004 until April 27, 2009. The Fund incurred net advisory fees of $356,297 during the year ended December 31, 2008. The amount of fees waived by the Advisor was $148,457 for the year ended December 31, 2008.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $95,000 of subadministrative fees charged by State Street for the year ended December 31, 2008.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an "interested person" of the Fund as defined under the 1940 Act is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus attendance fees for board and committee meetings. The Fund incurred $28,735 of trustee fees and expenses during the year ended December 31, 2008.

The Fund's board of trustees, and separately the disinterested trustees, authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $27,852 of compliance and internal audit expense during the year ended December 31, 2008. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $11,072 of insurance expense during the year ended December 31, 2008.

During the years ended December 31, 2008, and December 31, 2007, RMR Advisors reimbursed the Fund in the amounts of $9,353 and $1,036, respectively, for trading losses incurred due to a trade entry error.

Note C

Securities Transactions

During the year ended December 31, 2008, there were purchases and sales transactions (excluding short term securities) of $7,709,331 and $33,298,330 respectively. Brokerage commissions on securities transactions amounted to $39,410 during the year ended December 31, 2008.

Note D

Preferred Shares

In June 2004 and September 2005, the Fund issued a total of 1,120 Series Th auction preferred shares with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. On December 23, 2008 and December 30, 2008, the Fund redeemed a total of 1,005 preferred shares with a liquidation preference of $25,125,000. On January 7, 2009, the Fund redeemed an additional 24 shares with a liquidation preference of $600,000. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to redemption in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 1.83% per annum as of December 31, 2008.

To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets Corporation, an affiliate of RBC Dain Rauscher Inc., the Fund's lead broker-dealer for its preferred securities, has acquired for its own account a substantial portion of the Fund's preferred securities in the auctions, and may ultimately come to own for its account all or substantially all of such preferred securities. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets Corporation) Schedule 13G filing, dated as of January 31, 2009, it owns 11% of the Fund's issued and outstanding preferred shares. If RBC Capital Markets Corporation had not been a purchaser of preferred securities in the Fund's auctions, the auctions likely would have failed and holders of the Fund's preferred shares would not have been able to sell their preferred shares in the auctions. There can be no assurance that RBC Capital Markets Corporation or any other affiliate of RBC Dain Rauscher Inc. would purchase Fund preferred shares in any future auction of Fund preferred securities, or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. In addition, if an auction fails, holders of the Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Fund's preferred shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to their outstanding preferred shares, such factors may precipitate a change in the form and/or amount of investment leverage used by the Fund.

The Fund proactively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

Note E

Litigation and Legal Fees

The Fund had recently been involved in litigation with its shareholder, Bulldog Investors General Partnership. The purpose of this litigation was to enforce provisions of the Fund's declaration of trust which generally limits ownership of the Fund to not more than 9.8% of the Fund's outstanding shares. The parties to this litigation entered into a settlement agreement in June 2008, and on July 1, 2008 the court granted the parties' joint motion to dismiss this litigation, effectively ending the litigation. During the year ended December 31, 2008, the Fund incurred approximately $469,983 of legal expenses in connection with the Bulldog litigation and related matters.

Note F

Proposed Reorganization

On December 18, 2008, the Board of Trustees of each of the Fund, RMR Real Estate Fund ("RMR"), RMR F.I.R.E. Fund, RMR Preferred Dividend Fund and RMR Dividend Capture Fund, approved a proposal to reorganize these five funds into RMR Real Estate Income Fund, a newly formed closed end fund ("New RMR"), formed specifically for the purpose of effectuating such reorganizations. These reorganizations would occur pursuant to five separate Agreements and Plans of Reorganization (the "Agreements"), pending the effectiveness of a Joint Proxy Statement/Prospectus with respect to the reorganizations and shareholder approval. The Fund's Agreement provides for the Fund to transfer its assets to New RMR in exchange for shares of New RMR's common stock and preferred stock and New RMR's assumption of the Fund's liabilities, and for the Fund to dissolve under applicable law. The Fund currently anticipates holding a special meeting of shareholders to seek approval for its reorganization. The process of completing these reorganizations is expected to take several months. There can be no assurance that any of these reorganizations will occur. Any reorganization may be consummated whether or not the other reorganizations are consummated, except that the reorganization of RMR with New RMR must be consummated in order for any of the other reorganizations to be consummated. If approved by shareholders, it is currently anticipated that the reorganizations will occur before June 30, 2009. During the year ended December 31, 2008, the Fund incurred approximately $345,271 of legal expense in connection with the proposed reorganization.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of RMR Hospitality and Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of RMR Hospitality and Real Estate Fund (the "Fund"), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RMR Hospitality and Real Estate Fund at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2009

RMR F.I.R.E. Fund
December 31, 2008

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the year ended December 31, 2008, and our financial position as of December 31, 2008.

Relevant Market Conditions

Financial Services Industry Fundamentals.    The events which occurred during 2008 had dramatic impacts on securities issued by financial services companies. In March, the government arranged a quick sale of Bear Stearns to JP Morgan. In the summer, news of possible defaults by Fannie Mae and Freddie Mac sent the markets deep into negative territory, and in September these two companies were placed into government conservatorship. Also during September, Lehman Brothers filed for bankruptcy, AIG was effectively nationalized and Bank of America announced its purchase of Merrill Lynch. In total, four major investment banks, Bear Stearns, Lehman, Merrill Lynch and Wachovia (after merging with Wells Fargo) ceased to exist during 2008.

The Federal Reserve, U.S Treasury and other Central Banks around the world have instituted various programs to inject liquidity into the banking system in an effort to stimulate lending and spur economic growth. Of all the implemented programs, the Troubled Asset Relief Program (TARP) has been the most significant and controversial. Initially created to buy financial institutions' troubled assets, it was subsequently modified by the U.S. Treasury in October to provide capital to troubled banks in an effort to protect them from further losses. However, continued losses have overwhelmed these initial efforts. Some banks have needed additional capital injections, and several small banks have been closed by the FDIC. Most recently, Congress has passed the American Recovery and Reinvestment Act of 2009, yet another significant and controversial piece of economic legislation. As a result of these events and uncertainty concerning possible future actions by the government, including the manner in which the American Recovery and Reinvestment Act of 2009 will be implemented, we believe private capital, an important source of funds that might help banks emerge from their troubles much more quickly, has remained on the sidelines.

Real Estate Industry Fundamentals.    2008 brought with it one of the toughest economic environments since at least the recession of the early 1980s. Increasing home equity values, which had been a major force behind consumer spending growth for the past 15 years, came to a halt as home prices started to decline in 2007. The credit crisis that affected Wall Street in the early part of 2008 quickly spilled over to Main Street and exacerbated the economic downturn. By year end, total job losses for the year stood at 2.8 million, with close to 70% of those losses sustained in the last four months of 2008. As a result, the unemployment rate jumped to 7.2% at 2008 year end, up from 4.8% a year earlier. The National Bureau of Economic Research has recently confirmed that the U.S. economy fell into a recession in December 2007. On average, post-World War II recessions have lasted ten months and none of them have lasted longer than 16 months. This means that this current recession is already longer than average and could possibly be the longest recession since the Great Depression if the economy continues posting a few more quarters of negative growth.

Commercial real estate operating fundamentals, such as occupancy and rental rates, seemed to hold up relatively well throughout most of 2008. However, in the last few months of the year, these fundamentals began to deteriorate markedly because of continued job losses and weaker economic activity. Demand for space across most commercial property types slowed as companies cut production and reduced head count. Vacancy rates started to increase and the level of concessions (incentives given to tenants to take up space) became more prevalent.

Weaker real estate fundamentals have forced many REITs to lower or discontinue dividend payments on their common equity securities in order to preserve capital and strengthen their balance sheets. Approximately one third of the publicly traded REIT universe has either lowered or suspended dividend payments. Several REITs have also opted to pay their distributions in a combination of stock and cash. Some of the companies that have taken this route may be conserving cash to opportunistically take advantage of distressed sellers as operating fundamentals for commercial real estate continue to deteriorate in 2009; however, most REITs are likely preserving capital to deal with upcoming debt maturities because credit availability is seriously limited in the current recession.

One bright spot for commercial real estate may be the supply of new properties. As a result of stricter lending standards, new construction throughout the current economic downturn has been limited. A lower amount of construction may bode well for a quick recovery in real estate operating fundamentals when the economy begins to improve.

Real Estate Industry Technicals.    During 2008, the public REIT securities market for common shares was down 38%. REIT stock price performance was quite resilient during the first nine months of the year. However, during October and November as the financial markets spiraled into a complete meltdown, REIT common stocks significantly underperformed the broader markets. The REIT market was down 32% and 24% in each of October and November, respectively.

REITs, previously considered passive investments with consistent returns, stable dividends and low correlation with the broader market, experienced heightened volatility in the last quarter of the year. To put this volatility into perspective, 24 out of the 25 best, and 23 out of the 25 worst, one-day returns for the RMS REIT Index since its inception in 1995 took place in 2008. Both the introduction of new exchange traded funds (ETFs) and a more active participation from momentum investors (hedge funds) have contributed to higher volatility in the REIT market. As a result, REITs' correlation with the S&P 500 Index has doubled to 0.8 from 0.4 in the last four years.

Fund Strategies, Techniques and Performance

Our investment objective is to provide high total returns to our common shareholders through a combination of capital appreciation and current income. There can be no assurance that we will achieve our investment objective.

During the year ended December 31, 2008, our total return calculated on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was negative 83.7%. During the same period, the S&P 500 Financial Sector Index (an unmanaged index of financial services common stocks) total return was negative 55.2%, the total return for the MSCI US REIT Total Return Index (an unmanaged index of REIT common stocks) was negative 38.0% and the Merrill Lynch REIT Preferred Index (an unmanaged index of investment grade rated REIT preferred stocks) was negative 9.3%. We believe these three indices are relevant to us because our investments, excluding short term investments, as of December 31, 2008, included 4% financial services stocks, 5% REIT common stocks and 78% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the year ended December 31, 2008 was negative 36.9%.

The Fund's decline in NAV was larger than the comparative indices primarily because the Fund uses leverage in the form of auction rate securities as part of its investment strategy. This use of leverage enhances our returns in rising or stable market conditions; however, this use of leverage also magnifies losses, especially in rapidly declining market environments such as those experienced during 2008. The Fund also underperformed in 2008 because the majority of its investments in REIT preferred securities consisted of investments in non-rated/below investment grade rated securities. Non-rated/below investment grade REIT preferred securities were down 42.0% during 2008 (as measured by the Wachovia Hybrid & Preferred Securities Below Investment Grade REIT Index). Our holdings in hotel REITs also detracted from the Fund's performance because of the rapid deterioration in hotel operating fundamentals in late 2008. Our investment allocation to health care REITs helped to partially offset the Fund's negative performance because this subsector outperformed other REIT subsectors in 2008.

The large losses which we suffered in 2008 caused us to redeem $16.8 million of the Fund's previous total of $18.0 million of outstanding auction rate securities. The Fund was required to redeem these securities in order to satisfy certain minimum asset coverage ratios for such securities established under applicable law and in our bylaws, and to establish an appropriate asset coverage cushion to mitigate the risk of future failures to satisfy such minimum asset coverage ratios. Unfortunately, the resulting smaller size of the Fund may make it more difficult for the Fund to gain back its lost NAV if and when the market generally recovers.

Additionally, the Fund announced a suspension of its regular monthly dividends in October 2008 because applicable law and our bylaws prohibit the payment of common share dividends until our auction rate securities' minimum asset coverage ratios are satisfied. In 2009, the Fund expects to pay quarterly distributions instead of monthly distributions. The Internal Revenue Service has also recently announced that closed end funds are allowed to satisfy their minimum distribution requirements as a registered investment company in 2009 through the partial payment of distributions in stock. The amounts and form of any future distributions will be announced near the end of each calendar quarter. Nevertheless, the annualized amounts of the Fund's 2009 distributions are expected to be substantially less than the annualized distribution rates paid by the Fund before October 2008.

As of year end 2008, the Fund's investments in preferred securities increased to 72% from 43% a year ealier. Almost all of these preferred securities are issued by REITs. In the current market environment, we consider REIT preferred securities an attractive investment on a risk adjusted basis primarily for two reasons. First, we expect common share dividend cuts from REITs to continue during 2009 because of the possibility of further deterioration in commercial real estate fundamentals. Any such reductions in dividends by REITs will first impact their common shares before their preferred shares because of the preferred shares' higher position in the capital structure of REITs. Second, REIT preferred securities are generally trading at discounts to historical values of approximately 40% to 50%. We believe the discount on these securities should narrow as the credit markets recover, resulting in potential capital appreciation.

Because of the decline in the Fund's NAV and the Fund's relatively small size following its partial redemption of auction rate preferred securities, the Fund and our advisor, RMR Advisors, Inc., are currently considering actions to reduce expenses and otherwise enhance value for the Fund's shareholders. To this end, on December 23, 2008, we filed a revised preliminary joint proxy statement/prospectus with the U.S. Securities and Exchange Commission relating to a possible merger of the Fund with four other closed end RMR Funds (RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR Preferred Dividend Fund and RMR Dividend Capture Fund). These four other funds are also managed by RMR Advisors. If the proposed merger receives all of the required shareholder approvals and proceeds as planned, all five funds will separately be combined with RMR Real Estate Income Fund, a newly formed Delaware statutory trust which will also be managed by our advisor, and whose assets and liabilities will ultimately consist of the combined assets and liabilities of all five funds. The process of completing these proposed combinations is expected to take several months, and each fund's combination with RMR Real Estate Income Fund may or may not occur for various reasons.

Thank you for your continued support in these very difficult times. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

February 19, 2009

RMR F.I.R.E. Fund
December 31, 2008

Portfolio holdings by sub-sector as a percentage of investments*

	As of 12/31/2008	As of 12/31/2007
Banks & Thrifts	—	12%
Other Financial Services	4%	6%
Diversified REITs	18%	11%
Hospitality REITs	17%	13%
Retail REITs	14%	7%
Other REITs less than 10%+	23%	41%
Other	12%	9%
Short term investments	12%	1%

Total investments	100%	100%

	As of 12/31/2008	As of 12/31/2007
Real Estate	72%	72%
Financial Services	4%	18%
Other	12%	9%
Short term investments	12%	1%

Total investments	100%	100%

Portfolio holdings by type of security*

	As of 12/31/2008	As of 12/31/2007
Common securities	16%	56%
Preferred securities	72%	43%
Short term investments	12%	1%

	100%	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector and by type of security as a percentage of total portfolio holdings and do not match with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector and by type of security as a percentage of the Fund's total net assets.
+
Prior year percentages include sub-sectors which were in excess of 10% as of 12/31/2007 but below 10% as of 12/31/2008.

RMR F.I.R.E. Fund
Portfolio of Investments – December 31, 2008

Company	Shares	Value

Common Stocks – 20.1%
Real Estate – 5.5%
Apartments – 1.7%
Apartment Investment & Management Co. *	1,814	$20,952
AvalonBay Communities, Inc. *	200	12,116
Home Properties, Inc. *	200	8,120
Mid-America Apartment Communities, Inc. *	300	11,148

		52,336
Diversified – 0.5%
National Retail Properties, Inc. *	800	13,752

		13,752
Health Care – 1.5%
HCP, Inc. *	500	13,885
Health Care REIT, Inc. *	200	8,440
Nationwide Health Properties, Inc. *	400	11,488
OMEGA Healthcare Investors, Inc. *	700	11,179

		44,992
Office – 0.8%
Highwoods Properties, Inc. *	400	10,944
Mack-Cali Realty Corp. *	600	14,700

		25,644
Retail – 1.0%
Regency Centers Corp. *	200	9,340
Simon Property Group, Inc. *	200	10,626
Tanger Factory Outlet Centers, Inc. *	300	11,286

		31,252
Total Real Estate (Cost $140,369)		167,976
Other – 14.6%
Carador PLC (Cost $1,000,000)	749,660	449,796
Total Common Stocks (Cost $1,140,369)		617,772
Preferred Stocks – 94.6%
Real Estate – 89.8%
Apartments – 6.8%
Apartment Investment & Management Co., Series Y *	13,900	191,125
BRE Properties, Inc., Series D *	1,000	16,680

		207,805
See notes to financial statements and notes to portfolio of investments.

Company	Shares	Value

Common Stocks – continued Real Estate – continued
Diversified – 23.4%
Cousins Properties, Inc., Series B *	14,798	177,576
Digital Realty Trust, Inc., Series A *	8,050	128,800
LBA Realty LLC, Series B *	44,700	402,300
National Retail Properties, Inc., Series C *	700	11,550

		720,226
Health Care – 8.2%
HCP, Inc., Series E *	200	3,322
Health Care REIT, Inc., Series F *	4,500	83,250
OMEGA Healthcare Investors Inc., Series D *	8,800	166,584

		253,156
Hospitality – 22.2%
Eagle Hospitality Properties Trust, Inc., Series A (a)*	14,000	$28,000
Entertainment Properties Trust, Series B *	8,000	120,000
FelCor Lodging Trust, Inc., Series C *	48,552	315,588
Grace Acquisition I, Inc., Series B (a)*	50,000	6,000
Hersha Hospitality Trust, Series A *	8,000	90,800
Host Marriott Corp., Series E *	1,100	18,920
Strategic Hotels & Resorts, Inc., Series A *	10,000	43,000
Strategic Hotels & Resorts, Inc., Series B *	13,700	59,595

		681,903
Mortgage – 0.8%
Anthracite Capital, Inc., Series D *	3,500	22,750
HomeBanc Corp., Series A (a)*	10,000	60
MFA Mortgage Investments, Inc., Series A *	65	1,215

		24,025
Office – 10.5%
Alexandria Real Estate Equities, Inc., Series C *	9,000	179,730
Kilroy Realty Corp., Series E *	5,000	84,450
Parkway Properties, Inc., Series D *	5,000	60,000

		324,180
See notes to financial statements and notes to portfolio of investments.

Company	Shares	Value

Common Stocks – continued Real Estate – continued
Retail – 17.9%
CBL & Associates Properties, Inc., Series D *	2,500	19,250
Cedar Shopping Centers, Inc., Series A *	9,250	128,390
Glimcher Realty Trust, Series F *	26,500	178,875
Glimcher Realty Trust, Series G *	2,500	15,575
Taubman Centers, Inc., Series G *	13,500	209,250

		551,340
Total Real Estate (Cost $7,355,204)		2,762,635
Financial Services – 4.8%
Corts-UNUM Provident Financial Trust (Cost $222,310)	8,600	147,060
Total Preferred Stocks (Cost $7,577,514)		2,909,695
Other Investment Company – 0.5%
Ultra Real Estate ProShares (Cost $72,150)	2,500	15,950
Short-Term Investments – 16.2%
Other Investment Companies – 16.2%
Dreyfus Cash Management, Institutional Shares, 1.53% (b) (Cost $496,662)	496,662	496,662
Total Investments – 131.4% (Cost $9,286,695)		4,040,079
Other assets less liabilities – 6.8%		209,893
Preferred Shares, at liquidation preference – (38.2)%		(1,175,000)
Net Assets applicable to common shareholders – 100%		$3,074,972

Notes to Portfolio of Investments

*
Real Estate Investment Trust, or REIT.
(a)
As of December 31, 2008, the Fund held securities fair valued in accordance with policies adopted by the board of trustees aggregating to $34,060 and 1.1% of market value.
(b)
Rate reflects 7 day yield as of December 31, 2008.

See notes to financial statements.

RMR F.I.R.E. Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets
Investments in securities, at value (cost $9,286,695)	$4,040,079
Cash	951
Receivable for securities sold	411,245
Dividends and interest receivable	71,965
Prepaid expenses	3,455
Other assets	24,904

Total assets	4,552,599

Liabilities
Payable for investment securities purchased	197,198
Advisory fee payable	5,847
Distributions payable – preferred shares	1,121
Accrued expenses and other liabilities	98,461

Total liabilities	302,627

Preferred shares, at liquidation preference
Auction preferred shares, Series W; $.001 par value per share; 47 shares issued and outstanding at $25,000 per share liquidation preference	1,175,000

Net assets attributable to common shares	$3,074,972

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 1,484,000 shares issued and outstanding	$1,484
Additional paid-in capital	34,583,188
Distributions in excess of net investment income	(1,169)
Accumulated net realized loss on investments	(26,261,915)
Net unrealized depreciation on investments	(5,246,616)

Net assets attributable to common shares	$3,074,972

Net asset value per share attributable to common shares (based on 1,484,000 common shares outstanding)	$2.07

See notes to financial statements.

RMR F.I.R.E. Fund

Financial Statements – continued

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends (cash distributions, net of capital gain ($563,542) and return of capital ($49,506) distributions, received or due, and net of foreign taxes withheld of $315)	$2,030,739
Interest	17,645

Total investment income	2,048,384

Expenses
Advisory	244,421
Legal	403,217
Administrative	95,000
Audit	65,500
Shareholder reporting	47,955
Custodian	42,005
Preferred share remarketing	39,328
Compliance and internal audit	27,852
Trustees' fees and expenses	27,685
Other	69,854

Total expenses	1,062,817
Less: expense waived by the Advisor	(71,889)

Net expenses	990,928

Net investment income	1,057,456

Realized and unrealized gain (loss) on investments
Net realized loss on investments	(24,594,296)
Net change in unrealized appreciation/(depreciation) on investments	8,072,845

Net realized and unrealized loss on investments	(16,521,451)

Distributions to preferred shareholders from net investment income	(592,524)

Net decrease in net assets attributable to common shares resulting from operations	$(16,056,519)

See notes to financial statements.

RMR F.I.R.E. Fund

Financial Statements – continued

Statements of Changes in Net Assets

	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (decrease) in net assets resulting from operations
Net investment income	$1,057,456	$2,324,696
Net increase from payments by affiliates	—	1,036
Net realized loss on investments	(24,594,296)	(1,594,800)
Net change in unrealized appreciation/(depreciation) on investments	8,072,845	(13,570,100)
Distributions to preferred shareholders from:
Net investment income	(592,524)	(585,177)
Net realized gain on investments	—	(449,891)

Net decrease in net assets attributable to common shares resulting from operations	(16,056,519)	(13,874,236)

Distributions to common shareholders from:
Net investment income	(715,831)	(1,469,630)
Net realized gain on investments	—	(1,130,338)
Return of capital	(590,089)	—
Capital shares transactions
Cost of preferred shares repurchased	(16,825,000)	(2,000,000)

Net decrease from capital transactions	(16,825,000)	(2,000,000)
Liquidation preference of preferred shares repurchased	16,825,000	2,000,000

Total decrease in net assets attributable to common shares	(17,362,439)	(16,474,204)
Net assets attributable to common shares
Beginning of year	20,437,411	36,911,615

End of year (including undistributed/(distributions in excess of) net investment income of $(1,169) and $269,841, respectively)	$3,074,972	$20,437,411

Common shares issued and repurchased
Shares outstanding, beginning of year	1,484,000	1,484,000
Shares issued	—	—

Shares outstanding, end of year	1,484,000	1,484,000

See notes to financial statements.

RMR F.I.R.E. Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Year Ended December 31, 2008	Year Ended December 31, 2007		Year Ended December 31, 2006	Year Ended December 31, 2005	For the Period November 22, 2004(a) to December 31, 2004

Per Common Share Operating Performance (b)
Net asset value, beginning of period	$13.77	$24.87		$22.07	$23.99	$24.03	(c)

Income from Investment Operations
Net investment income (d)(e)	.71	1.57		1.71	1.28	.10
Net realized and unrealized appreciation/(depreciation) on investments (e)	(11.13)	(10.23)		3.49	(1.01)	.17
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income (e)	(.40)	(.39)		(.47)	(.28)	(.02)
Net realized gain on investments (e)	—	(.30)		(.18)	(.15)	—

Net increase (decrease) in net asset value from operations	(10.82)	(9.35)		4.55	(.16)	.25
Less: Distributions to common shareholders from:
Net investment income (e)	(.48)	(.99)		(1.27)	(1.09)	—
Net realized gain on investments (e)	—	(.76)		(.48)	(.67)	—
Return of capital (e)	(.40)	—		—	—	—
Common share offering costs charged to capital	—	—		—	—	(.04)
Preferred share offering costs charged to capital	—	—		—	—	(.25)

Net asset value, end of period	$2.07	$13.77		$24.87	$22.07	$23.99

Market price, beginning of period	$12.80	$22.20		$18.99	$24.05	$25.00

Market price, end of period	$1.40	$12.80		$22.20	$18.99	$24.05

Total Return (f)
Total investment return based on:
Market price (g)	(88.10)%	(36.29)%		27.44%	(14.00)%	(3.80)%
Net asset value (g)	(83.72)%	(39.40)	%(h)	21.54%	(0.64)%	(0.17)%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (d)(e)	7.30%	7.41%		7.42%	5.64%	3.92	%(i)
Total preferred share distributions	4.09%	3.30%		2.78%	1.88%	0.58	%(i)
Net investment income, net of preferred share distributions (d)(e)	3.21%	4.11%		4.64%	3.76%	3.34	%(i)
Expenses, net of fee waivers	6.84%	2.68%		2.39%	2.63%	3.45	%(i)
Expenses, before fee waivers	7.33%	3.09%		2.78%	3.03%	3.73	%(i)
Portfolio Turnover Rate	15.25%	63.84%		59.48%	64.96%	0.00%
Net assets attributable to common shares, end of period (000s)	$3,075	$20,437		$36,912	$32,745	$35,594
Preferred shares, liquidation preference ($25,000 per share) (000s)	$1,175	$18,000		$20,000	$20,000	$20,000
Asset coverage per preferred share (j)	$90,425	$53,385		$71,140	$65,931	$69,493
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at November 22, 2004, reflects the deduction of the average sales load and offering costs of $0.97 per share paid by the holders of common share from the $25.00 offering price. We paid a sales load and offering cost of $1.125 per share on 1,280,000 common shares sold to the public and no sales load or offering costs on 200,000 common shares sold to affiliates of RMR Advisors for $25 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A (7) to the financial statements, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.
(f)
Total returns for periods of less than one year are not annualized.
(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(h)
The impact of the net increase in payments by affiliates is less than $0.005/share and had no impact on total return.
(i)
Annualized.
(j)
Asset coverage per share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See notes to financial statements.

RMR F.I.R.E. Fund
Notes to Financial Statements

December 31, 2008

Note A

(1)  Organization

RMR F.I.R.E. Fund, or the Fund, was organized as a Massachusetts business trust on August 6, 2004, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a diversified closed-end management investment company. The Fund had no operations until November 22, 2004, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at amortized cost plus interest accrued, which approximates fair market value.

(4)  Fair Value Measurements

The Fund has adopted the provisions of Financial Accounting Standards Board, or FASB, Statement of Financial Accounting Standards No. 157, Fair Value Measurements, or FAS 157, effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. FAS 157 established a three tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•
Level 1 – quoted prices in active markets for identical investments

•
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2008, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized broker quotes, company financial information and other market indicators to value the securities whose prices were not readily available.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted prices	$4,006,019
Level 2 – Other significant observable inputs	34,060
Level 3 – Significant unobservable inputs	—

Total	$4,040,079

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities Characterized as Level 3
Balance, as of 12/31/07	$796,000
Accrued discounts/premiums	—
Realized gain/loss and change in unrealized appreciation/depreciation	(405,000)
Net purchases/sales	—
Net transfers in and/or out of Level 3	(391,000)

Balance, as of 12/31/08	$—

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/08	$—

(5)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on an identified cost basis.

(6)  Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings each year.

Some foreign governments may subject the Fund's investment income and securities sales to withholding or other taxes. For the year ended December 31, 2008, $315 of foreign taxes have been withheld from distributions to the Fund and recorded as a reduction of dividend income.

The Fund adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, or FIN 48, on June 29, 2007. At December 31, 2008, the Fund did not have any uncertain tax positions. Each of the tax years in the three year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service. During the year ended December 31, 2008, the Fund did not incur any tax related interest or penalties.

(7)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It was the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders were declared pursuant to this policy through September 2008. On October 16, 2008, the Fund announced that it was suspending the payment of common share distributions until further notice because the Fund did not satisfy certain minimum asset coverage ratios for the outstanding Fund preferred shares which are preconditions to the payment of common share distributions. See Note D below. On November 26, 2008, the Fund announced that it had called for redemption, sufficient amounts of Fund preferred shares to become compliant with the preconditions for the payment of common share distributions. In 2009, the Fund expects to pay quarterly distributions of net investment income to common shareholders for the three month periods ending March 31, June 30, September 30 and December 31, 2009 if, when and in such amounts as may be determined by the Fund's board of trustees in its sole discretion in light of such factors, which may or may not include market and economic conditions, and may be considered by the Fund's board of trustees, and subject to compliance with applicable law, the Fund's Agreement and Declaration of Trust, the Fund's bylaws and other objectives. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. Similarly, the Fund has credited its "net change in unrealized appreciation on investments" with that portion of the distributions received from REITs that is classified by those REITs as return of capital. The classification of distributions received from the Fund's investments were as follows:

	Year ended December 31, 2008	Year ended December 31, 2007
Ordinary income	$2,030,739	$3,051,614
Capital gain income	563,542	831,001
Return of capital	49,506	342,929

Total distributions received	$2,643,787	$4,225,544

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Fund during the years ended December 31, 2008 and December 31, 2007, were as follows:

	Year ended December 31, 2008	Year ended December 31, 2007
Ordinary income	$1,308,355	$2,291,228

Net long term capital gains	—	1,343,808
Return of capital	590,089	—

	$1,898,444	$3,635,036

As of December 31, 2008, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Undistributed net long term capital gains	—
Net unrealized appreciation/(depreciation)	(5,335,718)

The difference between the financial reporting basis and tax basis of net unrealized appreciation/depreciation is due to wash sales of portfolio investments.

As of December 31, 2008, the Fund had a net capital loss carry forward for federal income tax purposes of $10,375,529 with $1,143,425 and $9,232,104 expiring in 2015 and 2016, respectively.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2008, the Fund elected to defer net capital losses of $15,797,285 arising between November 1, 2008 and December 31, 2008.

The cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of December 31, 2008, are as follows:

Cost	$9,375,797

Gross unrealized appreciation	$31,993
Gross unrealized depreciation	(5,367,711)

Net unrealized appreciation/(depreciation)	$(5,335,718)

(8)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares and preferred shares issued by F.I.R.E. companies. F.I.R.E. is a commonly used acronym for the combined financial services, insurance and real estate companies. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the F.I.R.E. industries due to economic, legal, regulatory, technological or other developments affecting the United States F.I.R.E. industries.

(9)  Recent Accounting Pronouncements

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, or FAS 161. FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management of the Fund is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund's financial statements.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an investment advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of Fund preferred shares is not considered a liability.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets from November 22, 2004 until November 22, 2009. The Fund incurred net advisory fees of $172,532 during the year ended December 31, 2008. The amount of fees waived by the Advisor was $71,889 for the year ended December 31, 2008.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $95,000 of subadministrative fees charged by State Street for the year ended December 31, 2008.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Fund as defined under the 1940 Act, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus attendance fees for board and committee meetings. The Fund incurred $27,685 of trustee fees and expenses during the year ended December 31, 2008.

The Fund's board of trustees, and separately the disinterested trustees, authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $27,852 of compliance and internal audit expense during the year ended December 31, 2008. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $12,855 of insurance expense during the year ended December 31, 2008.

During the year ended December 31, 2007, RMR Advisors reimbursed the Fund in the amount of $1,036 for trading losses incurred by the Fund due to a trading error.

Note C

Securities Transactions

During the year ended December 31, 2008, there were purchases and sales transactions (excluding short term securities) of $4,047,431 and $21,100,711 respectively. Brokerage commissions on securities transactions amounted to $26,923 during the year ended December 31, 2008.

Note D

Preferred Shares

In December 2004, the Fund issued 800 Series W auction preferred shares with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. On December 27, 2007, January 17, 2008, August 5, 2008, August 12, 2008, August 19, 2008, October 28, 2008, December 23, 2008 and December 30, 2008, the Fund redeemed a total of 673 preferred shares with a liquidation preference of $16,825,000. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to redemption in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 1.83% per annum as of December 31, 2008.

To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets Corporation, an affiliate of RBC Dain Rauscher Inc., the Fund's lead broker-dealer for its preferred securities, has acquired for its own account a substantial portion of the Fund's preferred securities in the auctions, and may ultimately come to own for its account all or substantially all of such preferred securities. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets Corporation) Schedule 13G filing, dated as of January 31, 2009, it owns 23.4% of the Fund's issued and outstanding preferred shares. If RBC Capital Markets Corporation had not been a purchaser of preferred securities in the Fund's auctions, the auctions likely would have failed and holders of the Fund's preferred shares would not have been able to sell their preferred shares in the auctions. There can be no assurance that RBC Capital Markets Corporation or any other affiliate of RBC Dain Rauscher Inc. would purchase Fund preferred shares in any future auction of Fund preferred securities, or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. In addition, if an auction fails, holders of the Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Fund's preferred shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to their outstanding preferred shares, such factors may precipitate a change in the form and/or amount of investment leverage used by the Fund.

The Fund proactively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

Note E

Proposed Reorganization

On December 18, 2008, the Board of Trustees of each of the Fund, RMR Real Estate Fund ("RMR"), RMR Hospitality and Real Estate Fund, RMR Preferred Dividend Fund and RMR Dividend Capture Fund, approved a proposal to reorganize these five funds into RMR Real Estate Income Fund, a newly formed closed end fund ("New RMR"), formed specifically for the purpose of effectuating such reorganizations. These reorganizations would occur pursuant to five separate Agreements and Plans of Reorganization (the "Agreements"), pending the effectiveness of a Joint Proxy Statement/Prospectus with respect to the reorganizations and shareholder approval. The Fund's Agreement provides for the Fund to transfer its assets to New RMR in exchange for shares of New RMR's common stock and preferred stock and New RMR's assumption of the Fund's liabilities, and for the Fund to dissolve under applicable law. The Fund currently anticipates holding a special meeting of shareholders to seek approval for its reorganization. The process of completing these reorganizations is expected to take several months. There can be no assurance that any of these reorganizations will occur. Any reorganization may be consummated whether or not the other reorganizations are consummated, except that the reorganization of RMR with New RMR must be consummated in order for any of the other reorganizations to be consummated. If approved by shareholders, it is currently anticipated that the reorganizations will occur before June 30, 2009. During the year ended December 31, 2008, the Fund incurred approximately $310,525 of legal expense in connection with the proposed reorganization.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of RMR F.I.R.E. Fund:

We have audited the accompanying statement of assets and liabilities of RMR F.I.R.E. Fund (the "Fund"), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RMR F.I.R.E. Fund at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2009

RMR Preferred Dividend Fund
December 31, 2008

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the year ended December 31, 2008, and our financial position as of December 31, 2008.

Relevant Market Conditions

Preferred Securities Market Overview.    The REIT preferred market, as measured by the Merrill Lynch REIT Preferred Index, was down 9.3% in 2008, outperforming the broader equity markets. During the last month of the year, REIT preferred securities posted a strong 12% return as investors' risk appetite for higher yielding securities improved.

For 2009, we consider REIT preferred securities an attractive investment on a risk adjusted basis for two reasons. First, REITs are required to distribute substantially all of their income. Deteriorating fundamentals affecting real estate companies in 2008 caused many REITs to lower or eliminate their common share dividends and we believe this trend will continue in 2009. However, preferred dividends have generally not been reduced because REIT preferred securities occupy a higher position in the capital structure and have priority claims to a REIT's distributions. Second, REIT preferred securities are generally trading at discounts to historical values of approximately 40% to 50%. We believe the discount on these securities should narrow as the credit markets recover, resulting in potential capital appreciation.

Real Estate Industry Fundamentals.    2008 brought with it one of the toughest economic environments since at least the recession of the early 1980s. Increasing home equity values, which had been a major force behind consumer spending growth for the past 15 years, came to a halt as home prices started to decline in 2007. The credit crisis that affected Wall Street in the early part of 2008 quickly spilled over to Main Street and exacerbated the economic downturn. By year end, total job losses for the year stood at 2.8 million, with close to 70% of those losses sustained in the last four months of 2008. As a result, the unemployment rate jumped to 7.2% at 2008 year end, up from 4.8% a year earlier. The National Bureau of Economic Research has recently confirmed that the U.S. economy fell into a recession in December 2007. On average, post-World War II recessions have lasted ten months and none of them have lasted longer than 16 months. This means that this current recession is already longer than average and could possibly be the longest recession since the Great Depression if the economy continues posting a few more quarters of negative growth.

Commercial real estate operating fundamentals, such as occupancy and rental rates, seemed to hold up relatively well throughout most of 2008. However, in the last few months of the year, these fundamentals began to deteriorate markedly because of continued job losses and weaker economic activity. Demand for space across most commercial property types slowed as companies cut production and reduced head count. Vacancy rates started to increase and the level of concessions (incentives given to tenants to take up space) became more prevalent.

Weaker real estate fundamentals have forced many REITs to lower or discontinue dividend payments on their common equity securities in order to preserve capital and strengthen their balance sheets. Approximately one third of the publicly traded REIT universe has either lowered or suspended dividend payments. Several REITs have also opted to pay their distributions in a combination of stock and cash. Some of the companies that have taken this route may be conserving cash to opportunistically take advantage of distressed sellers as operating fundamentals for commercial real estate continue to deteriorate in 2009; however, most REITs are likely preserving capital to deal with upcoming debt maturities because credit availability is seriously limited in the current recession.

One bright spot for commercial real estate may be the supply of new properties. As a result of stricter lending standards, new construction throughout the current economic downturn has been limited. A lower amount of construction may bode well for a quick recovery in real estate operating fundamentals when the economy begins to improve.

Real Estate Industry Technicals.    During 2008, the public REIT securities market for common shares was down 38%. REIT stock price performance was quite resilient during the first nine months of the year. However, during October and November as the financial markets spiraled into a complete meltdown, REIT common stocks significantly underperformed the broader markets. The REIT market was down 32% and 24% in each of October and November, respectively.

REITs, previously considered passive investments with consistent returns, stable dividends and low correlation with the broader market, experienced heightened volatility in the last quarter of the year. To put this volatility into perspective, 24 out of the 25 best, and 23 out of the 25 worst, one-day returns for the RMS REIT Index since its inception in 1995 took place in 2008. Both the introduction of new exchange traded funds (ETFs) and a more active participation from momentum investors (hedge funds) have contributed to higher volatility in the REIT market. As a result, REITs' correlation with the S&P 500 Index has doubled to 0.8 from 0.4 in the last four years.

Fund Strategies, Techniques and Performance

Our primary investment objective is to provide our common shareholders high current income. Our secondary investment objective is capital appreciation. There can be no assurance that we will achieve our investment objectives.

During the year ended December 31, 2008, our total return calculated on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was negative 81.7%. During that same period, the total return for the Merrill Lynch REIT Preferred Index (an unmanaged index of investment grade rated REIT preferred stocks) was negative 9.3%. We believe this index is relevant to us because our investments as of December 31, 2008, excluding short term investments, included 87% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the year ended December 31, 2008 was negative 36.9%.

The Fund's decline in NAV was larger than the comparative indices primarily because the Fund uses leverage in the form of auction rate securities as part of its investment strategy. This use of leverage enhances our returns in rising or stable market conditions; however, this use of leverage also magnifies losses, especially in rapidly declining market environments such as those experienced during 2008. The Fund also underperformed in 2008 because the majority of its investments in REIT preferred securities consisted of investments in non-rated/below investment grade rated securities. Non-rated/below investment grade REIT preferred securities were down 42.0% during 2008 (as measured by the Wachovia Hybrid & Preferred Securities Below Investment Grade REIT Index). Our holdings in hotel REITs also detracted from the Fund's performance because of the rapid deterioration in hotel operating fundamentals in late 2008. Our investment allocation to health care REITs helped to partially offset the Fund's negative performance because this subsector outperformed other REIT subsectors in 2008.

The large losses which we suffered in 2008 caused us to redeem $20.9 million of the Fund's previous total of $22.5 million of outstanding auction rate securities during 2008 and early 2009. The Fund was required to redeem these securities in order to satisfy certain minimum asset coverage ratios for such securities established under applicable law and in our bylaws, and to establish an appropriate asset coverage cushion to mitigate the risk of future failures to satisfy such minimum asset coverage ratios. Unfortunately, the resulting smaller size of the Fund may make it more difficult for the Fund to gain back its lost NAV if and when the market generally recovers.

Additionally, the Fund announced a suspension of its regular monthly dividends in October 2008 because applicable law and our bylaws prohibit the payment of common share dividends until our auction rate securities' minimum asset coverage ratios are satisfied. In 2009, the Fund expects to pay quarterly distributions instead of monthly distributions. The Internal Revenue Service has also recently announced that closed end funds are allowed to satisfy their minimum distribution requirements as a registered investment company through the partial payment of distributions in stock. The amounts and form of any future distributions will be announced near the end of each calendar quarter. Nevertheless, the annualized amounts of the Fund's 2009 distributions are expected to be substantially less than the annualized distribution rates paid by the Fund before October 2008.

Because of the decline in the Fund's NAV and the Fund's relatively small size following its partial redemption of auction rate preferred securities, the Fund and our advisor, RMR Advisors, Inc., are currently considering actions to reduce expenses and otherwise enhance value for the Fund's shareholders. To this end, on December 23, 2008, we filed a revised preliminary joint proxy statement / prospectus with the U.S. Securities and Exchange Commission relating to a possible merger of the Fund with four other closed end RMR Funds (RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Dividend Capture Fund). These four other funds are also managed by RMR Advisors. If the proposed merger receives all of the required shareholder approvals and proceeds as planned, all five funds will separately be combined with RMR Real Estate Income Fund, a newly formed Delaware statutory trust which will also be managed by our advisor, and whose assets and liabilities will ultimately consist of the combined assets and liabilities of all five funds. The process of completing these proposed combinations is expected to take several months, and each fund's combination with RMR Real Estate Income Fund may or may not occur for various reasons.

Thank you for your continued support in these very difficult times. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President
February 19, 2009

RMR Preferred Dividend Fund
December 31, 2008

Portfolio holdings by sub-sector as a percentage of investments*

	As of 12/31/2008	As of 12/31/2007
Office real estate	25%	12%
Hospitality real estate	24%	27%
Diversified real estate	12%	8%
Other, less than 10%	28%	52%
Short term investments	11%	1%

Total investments	100%	100%

	As of 12/31/2008	As of 12/31/2007
REITs	78%	72%
Other	11%	27%
Short term investments	11%	1%

Total investments	100%	100%

Portfolio holdings by type of security*

	As of 12/31/2008	As of 12/31/2007
Common securities	12%	8%
Preferred securities	77%	80%
Debt securities	—	11%
Short term investments	11%	1%

Total investments	100%	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector and by type of security as a percentage of total portfolio holdings and do not match with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector and by type of security as a percentage of the Fund's net assets.

RMR Preferred Dividend Fund
Portfolio of Investments – December 31, 2008

Company	Shares	Value

Preferred Stocks – 113.2% Real Estate Investment Trusts – 113.2%
Apartments – 2.4%
Apartment Investment & Management Co., Series V	6,500	$89,310
BRE Properties, Inc., Series D	1,000	16,680

		105,990
Diversified – 17.4%
Digital Realty Trust, Inc., Series A	5,000	80,000
LBA Realty LLC, Series B	25,000	225,000
Lexington Realty Trust, Series B	33,350	346,840
National Retail Properties, Inc., Series C	1,800	29,700
Prologis Trust, Series G	1,900	26,790
Vornado Realty Trust, Series E	3,500	59,500

		767,830
Health Care – 9.4%
HCP, Inc., Series E	1,000	16,610
Health Care REIT, Inc., Series F	4,275	79,088
LTC Properties, Inc., Series F	2,500	52,500
OMEGA Healthcare Investors Inc., Series D	14,000	265,020

		413,218
Hospitality – 34.7%
Ashford Hospitality Trust, Series A	6,810	43,925
Eagle Hospitality Properties Trust, Inc., Series A (a)	95,000	190,000
Entertainment Properties Trust, Series B	12,145	182,175
Grace Acquisition I, Inc., Series B (a)	83,800	10,056
Grace Acquisition I, Inc., Series C (a)	18,900	18,900
Hersha Hospitality Trust, Series A	49,000	556,150
LaSalle Hotel Properties, Series E	5,900	76,051
LaSalle Hotel Properties, Series G	10,000	120,000
Strategic Hotels & Resorts, Inc., Series A	13,000	55,900
Strategic Hotels & Resorts, Inc., Series B	39,100	170,085
Strategic Hotels & Resorts, Inc., Series C	25,600	108,800

		1,532,042
Mortgage – 1.2%
NorthStar Realty Finance Corp., Series A	5,500	49,087
NorthStar Realty Finance Corp., Series B	105	875
RAIT Financial Trust, Series C	700	4,165

		54,127
Office – 36.4%
Alexandria Real Estate Equities, Inc., Series C	15,920	317,922
BioMed Realty Trust, Inc., Series A	28,650	404,538
Corporate Office Properties Trust, Series G	4,900	87,906
DRA CRT Acquisition Corp., Series A	35,060	143,746
Kilroy Realty Corp., Series E	15,000	253,350
Parkway Properties, Inc., Series D	20,500	246,000
SL Green Realty Corp., Series D	10,000	151,000

		1,604,462
Retail – 11.6%
Cedar Shopping Centers, Inc., Series A	19,999	277,586
Glimcher Realty Trust, Series F	9,800	66,150
Glimcher Realty Trust, Series G	18,000	112,140
Kimco Realty Corp., Series F	1,000	14,900
Kimco Realty Corp., Series G	700	12,600
Regency Centers Corp., Series D	800	14,280
Weingarten Realty Investors, Series F	1,000	15,600

		513,256
See notes to financial statements and notes to portfolio of investments.

Company	Shares	Value

Preferred Stocks – continued Real Estate Investment Trusts – continued
Storage – 0.1%
Public Storage, Inc. Series X	100	1,804

Total Real Estate Investment Trusts (Cost $13,138,904)		4,992,729
Total Preferred Stocks (Cost $13,138,904)		4,992,729
Common Stocks – 17.2%
Real Estate Investment Trusts – 1.9%
Apartments – 1.1%
Apartment Investment & Management Co.	413	$4,770
AvalonBay Communities, Inc.	300	18,174
Home Properties, Inc.	200	8,120
Mid-America Apartment Communities, Inc.	500	18,580

		49,644
Diversified – 0.8%
National Retail Properties, Inc.	900	15,471
Vornado Realty Trust	300	18,105

		33,576
Total Real Estate Investment Trusts (Cost $84,788)		83,220
Other – 15.3%
Carador PLC (Cost $1,500,000)	1,124,490	674,694
Total Common Stocks (Cost $1,584,788)		757,914
Other Investment Company – 0.4%
Ultra Real Estate ProShares (Cost $89,533)	3,050	19,459
Short-Term Investments – 16.3%
Other Investment Companies – 16.3%
Dreyfus Cash Management, Institutional Shares, 1.53% (b) (Cost $720,587)	720,587	720,587
Total Investments – 147.1% (Cost $15,533,812)		6,490,689
Other assets less liabilities – 84.3%		3,720,961
Preferred Shares, at liquidation preference – (131.4)%		(5,800,000)
Net Assets applicable to common shareholders – 100%		$4,411,650

Notes to Portfolio of Investments

(a)
As of December 31, 2008, the Fund held securities fair valued in accordance with policies adopted by the board of trustees aggregating to $218,956 and 3.4% of market value.
(b)
Rate reflects 7 day yield as of December 31, 2008.

See notes to financial statements.

RMR Preferred Dividend Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets
Investments in securities, at value (cost $15,533,812)	$6,490,689
Cash	594
Cash escrowed for preferred share redemptions	4,200,000
Receivable for securities sold	328,770
Dividends and interest receivable	99,289
Prepaid expenses	3,455
Other assets	21,442

Total assets	11,144,239

Liabilities
Payable for investment securities purchased	591,487
Distributions payable – common shares	239,758
Advisory fee payable	4,765
Distributions payable – preferred shares	2,181
Accrued expenses and other liabilities	94,398

Total liabilities	932,589

Preferred shares, at liquidation preference
Auction preferred shares, Series M; $.001 par value per share; 232 shares issued and outstanding at $25,000 per share liquidation preference	5,800,000

Net assets attributable to common shares	$4,411,650

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 2,663,977 shares issued and outstanding	$2,664
Additional paid-in capital	48,135,641
Distributions in excess of net investment income	(241,939)
Accumulated net realized loss on investments	(34,441,593)
Net unrealized depreciation on investments	(9,043,123)

Net assets attributable to common shares	$4,411,650

Net asset value per share attributable to common shares (based on 2,663,977 common shares outstanding)	$1.66

See notes to financial statements.

RMR Preferred Dividend Fund

Financial Statements – continued

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends (cash distributions, net of capital gain ($366,078) and return of capital ($161,070) distributions, received or due)	$3,380,679
Interest	376,036

Total investment income	3,756,715

Expenses
Legal	355,530
Advisory	345,076
Administrative	95,000
Audit	59,500
Custodian	55,629
Preferred share remarketing	54,092
Shareholder reporting	41,616
Compliance and internal audit	27,852
Trustees' fees and expenses	27,685
Other	62,525

Total expenses	1,124,505
Less: expense waived by the Advisor	(223,284)

Net expenses	901,221

Net investment income	2,855,494

Realized and unrealized gain (loss) on investments
Net realized loss on investments	(28,036,919)
Net change in unrealized appreciation/(depreciation) on investments	4,970,378

Net realized and unrealized loss on investments	(23,066,541)

Distributions to preferred shareholders from net investment income	(811,213)

Net decrease in net assets attributable to common shares resulting from operations	$(21,022,260)

See notes to financial statements.

RMR Preferred Dividend Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (decrease) in net assets resulting from operations
Net investment income	$2,855,494	$4,256,273
Net realized loss on investments	(28,036,919)	(6,417,769)
Net change in unrealized appreciation/(depreciation) on investments	4,970,378	(13,284,067)
Distributions to preferred shareholders from:
Net investment income	(811,213)	(1,178,280)
Net realized gain on investments	—	(11,673)

Net decrease in net assets attributable to common shares resulting from operations	(21,022,260)	(16,635,516)

Distributions to common shareholders from:
Net investment income	(1,845,892)	(3,518,321)
Net realized gain on investments	—	(46,460)
Return of capital	(785,838)	(1,170,113)
Capital shares transactions
Net proceeds from reinvestment of distributions	179,868	516,595
Cost of preferred shares repurchased	(16,700,000)	—

Net decrease from capital transactions	(16,520,132)	516,595
Liquidation preference of preferred shares repurchased	16,700,000	—

Total decrease in net assets attributable to common shares	(23,474,122)	(20,853,815)
Net assets attributable to common shares
Beginning of year	27,885,772	48,739,587

End of year (including distributions in excess of net investment income of $241,939 and $440,328, respectively)	$4,411,650	$27,885,772

Common shares issued and repurchased
Shares outstanding, beginning of year	2,646,538	2,613,188
Shares issued	—	—
Shares issued (reinvestment of distributions)	17,439	33,350

Shares outstanding, end of year	2,663,977	2,646,538

See notes to financial statements.

RMR Preferred Dividend Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	For the Period May 25, 2005(a) to December 31, 2005

Per Common Share Operating Performance
Net asset value, beginning of period	$10.54	$18.65	$17.53	$19.09 (b)

Income from Investment Operations
Net investment income (c)(d)(e)	1.07	1.62	1.90	.93
Net realized and unrealized appreciation/(depreciation) on investments (e)	(8.65)	(7.48)	1.43	(1.22)
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income (e)	(.31)	(.45)	(.35)	(.14)
Net realized gain on investments (e)	—	.00 (f)	(.06)	(.02)

Net increase (decrease) in net asset value from operations	(7.89)	(6.31)	2.92	(.45)
Less: Distributions to common shareholders from:
Net investment income (e)	(.69)	(1.33)	(1.55)	(.77)
Net realized gain on investments (e)	—	(.02)	(.25)	(.13)
Return of capital (e)	(.30)	(.45)	—	—
Common share offering costs charged to capital	—	—	—	(.04)
Preferred share offering costs charged to capital	—	—	—	(.17)

Net asset value, end of period	$1.66	$10.54	$18.65	$17.53

Market price, beginning of period	$11.80	$20.75	$16.35	$20.00

Market price, end of period	$1.24	$11.80	$20.75	$16.35

Total Return (g)
Total investment return based on:
Market price (h)	(87.07)%	(35.90)%	39.90%	14.10%
Net asset value (h)	(81.71)%	(35.94)%	17.48%	3.50%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (d)(e)	13.99%	10.40%	10.47%	8.22% (i)
Total preferred share distributions	3.97%	2.91%	2.23%	1.40% (i)
Net investment income, net of preferred share distributions (d)(e)	10.02%	7.49%	8.24%	6.82% (i)
Expenses, net of fee waivers	4.42%	1.88%	1.45%	1.54% (i)
Expenses, before fee waivers	5.51%	2.73%	2.26%	2.29% (i)
Portfolio Turnover Rate	9.90%	47.76%	23.60%	5.60%
Net assets attributable to common shares, end of period (000s)	$4,412	$27,886	$48,740	$45,380
Preferred shares, liquidation preference ($25,000 per share) (000s)	$5,800	$22,500	$22,500	$22,500
Asset coverage per preferred share (j)	$44,016	$55,984	$79,156	$75,422
(a)
Commencement of operations.
(b)
Net asset value at May 25, 2005, reflects the deduction of the average sales load and offering costs of $0.91 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load and offering cost of $0.94 per share on 2,237,500 common shares sold to the public and no sales load or offering costs on 67,500 common shares sold to affiliates of RMR Advisors for $20 per share.
(c)
Based on average shares outstanding.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A (7) to the financial statements, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.
(f)
Amount is less than $.005/share.
(g)
Total returns for periods of less than one year are not annualized.
(h)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(i)
Annualized.
(j)
Asset coverage per share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See notes to financial statements.

RMR Preferred Dividend Fund
Notes to Financial Statements

December 31, 2008

Note A

(1)  Organization

RMR Preferred Dividend Fund, or the Fund, was organized as a Massachusetts business trust on November 8, 2004, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a diversified closed-end management investment company. The Fund had no operations until May 25, 2005, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at amortized cost plus interest accrued, which approximates fair market value.

(4)  Fair Value Measurements

The Fund has adopted the provisions of Financial Accounting Standards Board, or FASB, Statement of Financial Accounting Standards No. 157, Fair Value Measurements, or FAS 157, effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. FAS 157 established a three tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•
Level 1 – quoted prices in active markets for identical investments

•
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2008, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized broker quotes, company financial information and other market indicators to value the securities whose prices were not readily available.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted prices	$6,271,733
Level 2 – Other significant observable inputs	218,956
Level 3 – Significant unobservable inputs	—

Total	$6,490,689

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities Characterized as Level 3
Balance, as of 12/31/07	$1,194,000
Accrued discounts/premiums	—
Realized gain/loss and change in unrealized appreciation/depreciation	(607,500)
Net purchases/sales	—
Net transfers in and/or out of Level 3	(586,500)

Balance, as of 12/31/08	$—

Net change in unrealized appreciation/depreciation from investments still held as of 12/31/08	$—

(5)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on an identified cost basis.

(6)  Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings each year.

The Fund adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, or FIN 48, on June 29, 2007. At December 31, 2008, the Fund did not have any uncertain tax positions. Each of the tax years in the three year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service. During the year ended December 31, 2008, the Fund did not incur any tax related interest or penalties.

(7)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It was the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders were declared pursuant to this policy through September 2008. On October 16, 2008, the Fund announced that it was suspending the payment of common share distributions until further notice because the Fund did not satisfy certain minimum asset coverage ratios for the outstanding Fund preferred shares which are preconditions to the payment of common share distributions. See Note D below. On November 26, 2008, the Fund announced that it had called for redemption, sufficient amounts of Fund preferred shares to become compliant with the preconditions for the payment of common share distributions. On December 19, 2008, the Fund declared a distribution of $0.09 per common share that was paid on January 28, 2009. In 2009, the Fund expects to pay quarterly distributions of net investment income to common shareholders for the three month periods ending March 31, June 30, September 30 and December 31, 2009 if, when and in such amounts as may be determined by the Fund's board of trustees in its sole discretion in light of such factors, which may or may not include market and economic conditions, and may be considered by the Fund's board of trustees, and subject to compliance with applicable law, the Fund's Agreement and Declaration of Trust, the Fund's bylaws and other objectives. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. The Fund has excluded from its investment income the portions of the distributions received from REITs classified by those REITs as capital gain income and return of capital. The Fund has included in its "net realized gain on investments" that portion of the distributions received from REITs that is classified by those REITs as capital gain income. Similarly, the Fund has credited its "net change in unrealized appreciation on investments" with that portion of the distributions received from REITs that is classified by those REITs as return of capital. The classification of distributions received from the Fund's investments were as follows:

	Year ended December 31, 2008	Year ended December 31, 2007
Ordinary income	$3,380,679	$4,267,199
Capital gain income	366,078	819,039
Return of capital	161,070	325,218

Total distributions received	$3,907,827	$5,411,456

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Fund during the years ended December 31, 2008 and December 31, 2007, were as follows:

	Year ended December 31, 2008	Year ended December 31, 2007
Ordinary income	$2,657,105	$4,696,601
Net long term capital gains	—	58,133
Return of capital	785,838	1,170,113

	$3,442,943	$5,924,847

As of December 31, 2008, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Undistributed net long term capital gains	—
Net unrealized appreciation/(depreciation)	(9,417,848)

The difference between the financial reporting basis and tax basis of net unrealized appreciation/depreciation is due to wash sales of portfolio investments.

As of December 31, 2008, the Fund had a net capital loss carry forward for federal income tax purposes of $14,903,689 with $6,404,674 and $8,499,015 expiring in 2015 and 2016, respectively.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2008, the Fund elected to defer net capital losses of $19,163,180 arising between November 1, 2008 and December 31, 2008.

The cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of December 31, 2008, are as follows:

Cost	$15,908,537

Gross unrealized appreciation	$48,109
Gross unrealized depreciation	(9,465,957)

Net unrealized appreciation/(depreciation)	$(9,417,848)

(8)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in preferred securities issued by REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

(9)  Recent Accounting Pronouncements

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, or FAS 161. FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management of the Fund is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund's financial statements.

(10) Common Shares

The Fund issued 17,439 common shares during the year ended December 31, 2008 and 33,350 common shares during the year ended December 31, 2007, for a total consideration of $179,868 and $516,595 respectively, pursuant to its dividend reinvestment plan.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an investment advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of Fund preferred shares is not considered a liability.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.55% of the Fund's average daily managed assets from May 25, 2005 until May 24, 2010. The Fund incurred net advisory fees of

$121,792 during the year ended December 31, 2008. The amount of fees waived by the Advisor was $223,284 for the year ended December 31, 2008.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $95,000 of subadministrative fees charged by State Street for the year ended December 31, 2008.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Fund as defined under the 1940 Act, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus attendance fees for board and committee meetings. The Fund incurred $27,685 of trustee fees and expenses during the year ended December 31, 2008.

The Fund's board of trustees, and separately the disinterested trustees, authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $27,852 of compliance and internal audit expense during the year ended December 31, 2008. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $10,809 of insurance expense during the year ended December 31, 2008.

Note C

Securities Transactions

During the year ended December 31, 2008, there were purchases and sales transactions (excluding short term securities) of $3,685,109 and $24,340,183 respectively. Brokerage commissions on securities transactions amounted to $21,279 during the year ended December 31, 2008.

Note D

Preferred Shares

In July 2005, the Fund issued 900 Series M auction preferred shares with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. On August 15, 2008, August 22, 2008, October 31, 2008 and December 26, 2008, the Fund redeemed a total of 668 preferred shares with a liquidation preference of $16,700,000. On January 2, 2009 and January 9, 2009, the Fund redeemed an additional 168 shares with a liquidation preference of $4,200,000. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to redemption in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 1.89% per annum as of December 31, 2008.

To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets Corporation, an affiliate of RBC Dain Rauscher Inc., the Fund's lead broker-dealer for its preferred securities, has acquired for its own account a substantial portion of the Fund's preferred securities in the auctions, and may ultimately come to own for its account all or substantially all of such preferred securities. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets Corporation) Schedule 13G filing, dated as of January 31, 2009, it owns 67.2% of the Fund's issued and outstanding preferred shares. If RBC Capital Markets Corporation had not been a purchaser of preferred securities in the Fund's auctions, the auctions likely would have failed and holders of the Fund's preferred shares would not have been able to sell their preferred shares in the auctions. There can be no assurance that RBC Capital Markets Corporation or any other affiliate of RBC Dain Rauscher Inc. would purchase Fund preferred shares in any future auction of Fund preferred securities, or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. In addition, if an auction fails, holders of the Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Fund's preferred shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to their outstanding preferred shares, such factors may precipitate a change in the form and/or amount of investment leverage used by the Fund.

The Fund proactively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

Note E

Proposed Reorganization

On December 18, 2008, the Board of Trustees of each of the Fund, RMR Real Estate Fund ("RMR"), RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Dividend Capture Fund, approved a proposal to reorganize these five funds into RMR Real Estate Income Fund, a newly formed closed end fund ("New RMR"), formed specifically for the purpose of effectuating such reorganizations. These reorganizations would occur pursuant to five separate Agreements and Plans of Reorganization (the "Agreements"), pending the effectiveness of a Joint Proxy Statement/Prospectus with respect to the reorganizations and shareholder approval. The Fund's Agreement provides for the Fund to transfer its assets to New RMR in exchange for shares of New RMR's common stock and preferred stock and New RMR's assumption of the Fund's liabilities, and for the Fund to dissolve under applicable law. The Fund currently anticipates holding a special meeting of shareholders to seek approval for its reorganization. The process of completing these reorganizations is expected to take several months. There can be no assurance that any of these reorganizations will occur. Any reorganization may be consummated whether or not the other reorganizations are consummated, except that the reorganization of RMR with New RMR must be consummated in order for any of the other reorganizations to be consummated. If approved by shareholders, it is currently anticipated that the reorganizations will occur before June 30, 2009. During the year ended December 31, 2008, the Fund incurred approximately $283,403 of legal expense in connection with the proposed reorganization.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of RMR Preferred Dividend Fund:

We have audited the accompanying statement of assets and liabilities of RMR Preferred Dividend Fund (the "Fund"), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RMR Preferred Dividend Fund at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2009

RMR Asia Pacific Real Estate Fund
December 31, 2008

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the year ended December 31, 2008, and our financial position as at December 31, 2008.

Relevant Market Conditions

Real Estate Industry Fundamentals.    In 2009, we expect commercial real estate fundamentals in the Asia Pacific region to soften as the impacts of the global financial crisis lead to a slowing world economy. Office market vacancy rates will likely increase in Hong Kong, Singapore and Tokyo as commercial activity decreases. Employment declines will likely result in less disposable income and less retail expenditures, which may adversely affect the value of retail real estate. In the industrial real estate sector, we expect slowing GDP and trade growth will limit industrial space demand. However, some continuing growth in exports from certain emerging countries in Asia may act as a positive offset in certain markets and for certain real estate securities. We expect that residential real estate prices may soften as buyers withhold purchases because of general economic uncertainty. The long term demand for residential real estate across Asia remains firm; however, the short term impact and negative sentiment carrying from the credit crisis and slowing GDP growth is slowing acquisitions.

We expect 2009 GDP growth will slow in Asia. Nevertheless, the Asian region may demonstrate superior GDP growth relative to the rest of the world, led by China, India and other Asian emerging countries. The International Monetary Fund expects 5.5% GDP growth for the developing Asia countries in 2009, compared to 0.5% expected world GDP growth.

Real estate companies in the region are generally conservatively financed. However, the credit tightening by lenders across the globe combined with slowing end user demand may slow the rate of growth for Asia Pacific based real estate companies in 2009.

Real Estate Industry Technicals.    We believe demand for real estate investments in the Asia Pacific region may increase if a clearer outlook of the world economy emerges and an easing in credit availability begins in the second half of 2009. The number of REITs in the region continues to grow, with the Philippines and India currently considering initiating REIT legislation.

Fund Strategies, Techniques and Performance

Our primary investment objective is capital appreciation. There can be no assurance that we will achieve our investment objective.

During the year ended December 31, 2008, our total return on net asset value, or NAV, was negative 53.8%. During that same period, the total return for the EPRA NAREIT Asia Index (an unmanaged index of Asia

Pacific real estate common stocks) was negative 54.3%. We believe this index is relevant to us because all our investments as of December 31, 2008, excluding short term investments, were in securities of real estate companies in countries covered by this index. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the year ended December 31, 2008 was negative 36.9%.

Because of the decline in the Fund's NAV and the Fund's relatively small size, the Fund and our advisor, RMR Advisors, Inc., are currently considering actions to reduce expenses and otherwise enhance value for the Fund's shareholders. To this end, on December 23, 2008, we filed a preliminary joint proxy statement / prospectus with the U.S. Securities and Exchange Commission relating to a possible merger of the Fund with RMR Asia Real Estate Fund. This other fund is also managed by RMR Advisors. If the proposed merger receives all of the required shareholder approvals and proceeds as planned, the two funds will separately be combined with New RMR Asia Pacific Real Estate Fund, a newly formed Delaware statutory trust which will also be managed by our advisor, and whose assets and liabilities will ultimately consist of the combined assets and liabilities of both funds. The process of completing these proposed combinations is expected to take several months, and each fund's combination with New RMR Asia Pacific Real Estate Fund may or may not occur for various reasons.

Thank you for your continued support during these very difficult times. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

February 19, 2009

Portfolio holdings by sub-sector as a percentage of investments*

	As of 12/31/2008	As of 12/31/2007
Diversified	47%	63%
Office	18%	13%
Hospitality	12%	10%
Others, less than 10%	8%	13%
Short term investments	15%	1%

Total investments	100%	100%

	As of 12/31/2008	As of 12/31/2007
Real Estate	85%	99%
Short term investments	15%	1%

Total investments	100%	100%

Portfolio holdings by country*

	As of 12/31/2008	As of 12/31/2007
Japan	37%	30%
Hong Kong	30%	37%
Others, less than 10%+	18%	32%
Short term investments	15%	1%

Total	100%	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector and by country as a percentage of total portfolio holdings and do not match with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector and by country as a percentage of the Fund's net assets.
+
Prior year percentages include countries which were in excess of 10% as of 12/31/2007 but below 10% as of 12/31/2008.

Portfolio Management Changes

On July 17, 2008, Roberto Versace was appointed a co-portfolio manager for the Fund. Craig Dunstan remains a co-portfolio manager for the Fund. Mr. Versace has been a Fund Manager at MacarthurCook since July 2007. From September 2005 to June 2007, Mr. Versace was with the global investment and advisory firm Babcock & Brown as part of its Global Real Estate Team. From September 2000 to June 2004, Mr. Versace was an analyst with Colonial First State Global Asset Management, the largest manager of Australian sourced funds.

RMR Asia Pacific Real Estate Fund
Portfolio of Investments – December 31, 2008

Company	Shares	Value

Common Stocks – 83.6% Australia – 8.7%
Apartments – 0.8%
Peet, Ltd.	124,040	$133,880
Diversified – 2.2%
Charter Hall Group	345,000	67,677
Dexus Property Group *	315,000	180,375
FKP Property Group	49,000	17,269
Mirvac Group *	106,000	94,869

		360,190
Office – 5.7%
Commonwealth Property Office Fund *	655,000	540,026
Cromwell Group	953,898	393,451

		933,477
Total Australia (Cost $3,834,789)		1,427,547
Hong Kong – 30.4%
Diversified – 12.2%
China Overseas Land & Investment, Ltd.	292,000	410,008
China Resources Land, Ltd.	336,000	415,899
Hongkong Land Holdings, Ltd.	157,000	391,567
Hysan Development Co., Ltd.	183,000	297,547
Kerry Properties, Ltd.	45,500	122,400
KWG Property Holding, Ltd.	433,000	129,596
The Wharf (Holdings), Ltd.	92,000	254,670

		2,021,687
Hospitality – 11.9%
Regal Real Estate Investment Trust *	853,000	107,210
Sun Hung Kai Properties, Ltd.	221,000	1,859,613

		1,966,823
Office – 0.8%
Champion Real Estate Investment Trust *	475,000	128,139
Retail – 5.5%
Hang Lung Properties, Ltd.	410,000	900,182
Total Hong Kong (Cost $7,654,707)		5,016,831
See notes to financial statements and notes to portfolio of investments.

Company	Shares	Value

Common Stocks – continued
Japan – 37.2%
Diversified – 24.9%
Aeon Mall Co., Ltd.	20,500	396,299
Mitsubishi Estate Co., Ltd.	76,000	1,255,435
Mitsui Fudosan Co., Ltd.	90,000	1,500,500
Shoei Co., Ltd.	13,100	135,497
Sumitomo Realty & Development Co., Ltd.	55,000	826,767

		4,114,498
Office – 12.3%
Nippon Building Fund, Inc. *	56	615,539
Nomura Real Estate Office Fund, Inc. *	24	156,159
NTT Urban Development Corp.	665	720,176
Orix REIT, Inc. *	30	142,481
Tokyu REIT, Inc. *	63	391,088

		2,025,443
Total Japan (Cost $8,169,394)		6,139,941
Philippines – 0.1%
Diversified – 0.1%
Filinvest Land, Inc.	1,220,000	10,652
Total Philippines (Cost $31,297)		10,652
Singapore – 7.2%
Diversified – 7.2%
Ascendas Real Estate Investment Trust *	352,000	$338,635
Cambridge Industrial Trust *	1,740,000	334,318
Capitaland, Ltd. *	112,000	244,376
Singapore Land, Ltd.	26,000	63,853
Suntec Real Estate Investment Trust *	230,000	114,337
Yanlord Land Group, Ltd.	150,000	94,489

		1,190,008
Total Singapore (Cost $1,982,251)		1,190,008
Total Common Stocks (Cost $21,672,438)		13,784,979
Warrants – 1.7%
India – 1.1%
DLF, Ltd., Macquarie Bank, Ltd., expiring 6/26/12 (a)	19,500	112,905
Unitech, Ltd., Macquarie Bank, Ltd., expiring 5/29/13 (a)	83,000	68,890
Total India (Cost $859,262)		181,795
See notes to financial statements and notes to portfolio of investments.

Company	Shares	Value

Warrants – continued
Taiwan – 0.6%
Chong Hong Construction, Macquarie Bank, Ltd., expiring 5/13/13 (a)	88,739	72,766
Farglary Land Development Co., Ltd.,Macquarie Bank, Ltd, expiring 1/17/12 (a)	45,000	32,850
Total Taiwan (Cost $434,569)		105,616
Total Warrants (Cost $1,293,831)		287,411
Rights – 0.0%
Hong Kong – 0.0%
China Overseas Land & Investment, Ltd., expiring 1/21/09 (a)(b) (Cost $0)	11,680	3,918
Short-Term Investments – 14.7%
Other Investment Companies – 14.7%
Dreyfus Cash Management, Institutional Shares, 1.53% (b) (Cost $2,417,730)	2,417,730	2,417,730
Total Investments – 100.0% (Cost $25,383,999) (c)		16,494,038
Other assets less liabilities – 0.0%		1,859
Net Assets – 100%		$16,495,897

Notes to Portfolio of Investments

*
Company is organized as a real estate investment trust as defined by the laws of its country of domicle.
(a)
As of December 31, 2008, this security had not paid a distribution.
(b)
Rate reflects 7 day yield as of December 31, 2008.
(c)
As of December 31, 2008, the Fund held securities fair valued in accordance with policies adopted by the board of trustees aggregating to $14,076,308 and 85.3% of market value.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets
Investments in securities, at value (cost $25,383,999)	$16,494,038
Cash	213
Foreign currency, at value (cost $26,057)	27,736
Dividends and interest receivable	69,874
Prepaid expenses	3,455

Total assets	16,595,316

Liabilities
Advisory fee payable	9,948
Accrued expenses and other liabilities	89,471

Total liabilities	99,419

Net assets	$16,495,897

Composition of net assets
$.001 par value per share; unlimited number of shares authorized, 1,755,000 shares issued and outstanding	$1,755
Additional paid-in capital	31,300,655
Distributions in excess of net investment income	(125,888)
Accumulated net realized loss on investments and foreign currency transactions	(5,795,417)
Net unrealized depreciation on investments and foreign currency transactions	(8,885,208)

Net assets	$16,495,897

Net asset value per share (based on 1,755,000 common shares outstanding)	$9.40

See notes to financial statements.

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends (Cash dividends received or due, net of foreign taxes withheld of $53,253)	$747,514
Interest	32,745

Total investment income	780,259

Expenses
Advisory	241,529
Legal	145,250
Administrative	95,000
Custodian	73,060
Audit	52,500
Shareholder reporting	36,546
Compliance and internal audit	27,852
Trustees' fees and expenses	20,335
Other	48,248

Total expenses	740,320
Less: expense waived by the Advisor	(60,382)

Net expenses	679,938

Net investment income	100,321

Realized and unrealized loss on investments and foreign currency transactions
Net realized loss on investments	(5,342,692)
Net realized loss on foreign currency transactions	(33,838)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(13,937,820)

Net decrease in net assets resulting from operations	$(19,214,029)

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended December 31, 2008	Year Ended December 31, 2007

Increase (decrease) in net assets resulting from operations
Net investment income	$100,321	$203,750
Net realized gain (loss) on investments and foreign currency transactions	(5,376,530)	6,437,332
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(13,937,820)	(1,965,895)

Net increase (decrease) in net assets resulting from operations	(19,214,029)	4,675,187

Distributions to common shareholders from:
Net investment income	—	(6,911,460)
Net realized gain on investments	—	(3,565,890)

Capital shares transactions
Total decrease in net assets	(19,214,029)	(5,802,163)
Net assets
Beginning of year	35,709,926	41,512,089

End of year (including distributions in excess of net investment income of $125,888 and $2,746,073, respectively)	$16,495,897	$35,709,926

Common shares issued and repurchased
Shares outstanding, beginning of year	1,755,000	1,755,000
Shares issued	—	—

Shares outstanding, end of year	1,755,000	1,755,000

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Year Ended December 31, 2008	Year Ended December 31, 2007	For the Period May 25, 2006(a) to December 31, 2006

Per Common Share Operating Performance (b)
Net asset value, beginning of period	$20.35	$23.65	$19.08	(c)

Income from Investment Operations
Net investment income (d)	.06	.12	.21
Net realized and unrealized appreciation/(depreciation) on investments	(11.00)	2.55	4.40

Net increase (decrease) in net asset value from operations	(10.94)	2.67	4.61
Less: Distributions to common shareholders from:
Net investment income	—	(3.94)	—
Net realized gain on investments	—	(2.03)	—
Common share offering costs charged to capital	—	—	(.04)

Net asset value, end of period	$9.41	$20.35	$23.65

Market price, beginning of period	$16.95	$23.41	$20.00

Market price, end of period	$6.43	$16.95	$23.41

Total Return (e)
Total investment return based on:
Market price (f)	(62.06)%	(2.99)%	17.05%
Net asset value (f)	(53.76)%	11.80%	23.95%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income (d)	0.42%	0.45%	1.64	%(g)
Expenses, net of fee waivers	2.82%	1.78%	2.25	%(g)
Expenses, before fee waivers	3.07%	2.03%	2.50	%(g)
Portfolio Turnover Rate	42.97%	68.69%	27.61%
Net assets attributable to common shares, end of period (000s)	$16,496	$35,710	$41,512
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at May 25, 2006, reflects the deduction of the average sales load and offering costs of $0.92 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load and offering cost of $0.94 per share on 1,710,000 shares sold to the public and no sales load or offering costs on 40,000 common shares sold to affiliates of the RMR Advisors for $20 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
Total returns for periods of less than one year are not annualized.
(f)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(g)
Annualized.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Notes to Financial Statements

December 31, 2008

Note A

(1)  Organization

RMR Asia Pacific Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on February 14, 2006, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed-end management investment company. The Fund had no operations prior to May 25, 2006, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short-term debt securities with less than 60 days until maturity may be valued at amortized cost plus interest accrued, which approximates fair market value.

Some foreign markets close before the close of customary trading sessions on the NYSE Alternext US (normally 4:00 p.m. eastern time). Often, events occur after the principal foreign exchange on which the foreign securities trade has closed but before the NYSE Alternext US closes and the Fund determines net asset value, or NAV, that could affect the value of the securities the Fund owns or cause their prices to be unreliable. If these events are expected to materially affect the Fund's NAV, the prices of such securities will be adjusted to reflect their estimated fair value as of the close of the NYSE Alternext US, as determined in good faith under procedures established by the Fund's board of trustees.

(4)  Fair Value Measurements

The Fund has adopted the provisions of Financial Accounting Standards Board, or FASB, Statement of Financial Accounting Standards No. 157, Fair Value Measurements, or FAS 157, effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. FAS 157 established a three tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•
Level 1 – quoted prices in active markets for identical investments

•
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2008, maximized the use of observable inputs and minimized the use of unobservable inputs. When the S&P 500 Index (an unmanaged index published as Standard & Poor's Composite Index of 500 common stocks) fluctuates significantly from the previous day close, the Fund believes that the closing price of foreign securities on the principal foreign exchange on which they trade may no longer represent the fair value of these securities at the time the U.S. market closes and the Fund values its investment securities. Accordingly, in such circumstances, the Fund reports holdings in such foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security's local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security's reported fair value.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted prices	$2,417,730
Level 2 – Other significant observable inputs	14,076,308
Level 3 – Significant unobservable inputs	—

Total	$16,494,038

There were no investments in securities characterized as Level 3 as of December 31, 2007 or December 31, 2008.

(5)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on an identified cost basis.

(6)  Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings each year.

Some Asia Pacific governments may subject the Fund's investment income and securities sales to withholding or other taxes. For the year ended December 31, 2008, $53,253 of foreign taxes have been withheld from distributions to the Fund and recorded as a reduction of dividend income.

The Fund adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, or FIN 48, on June 29, 2007. At December 31, 2008, the Fund did not have any uncertain tax positions. Each of the tax years in the three year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service. During the year ended December 31, 2008, the Fund did not incur any tax related interest or penalties.

(7)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to make distributions of its income at least annually in amounts at least equal to the amount necessary to maintain its status as a regulated investment company. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains.

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Fund during the years ended December 31, 2008 and December 31, 2007, were as follows:

	Year ended December 31, 2008	Year ended December 31, 2007
Ordinary income	$—	$9,007,262
Net long term capital gains	—	1,470,088

	$—	$10,477,350

As of December 31, 2008, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Undistributed net long term capital gains	—
Net unrealized appreciation/(depreciation)	(9,035,024)

As of December 31, 2008, the Fund had a net capital loss carry forward for federal income tax purposes of $5,723,509 all of which expires in the year 2016.

Under current tax law, certain capital, net foreign currency losses and net passive foreign investment company mark to market losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2008, the Fund elected to defer net capital losses of $42,645 and net foreign currency losses of $5,336 arising between November 1, 2008 and December 31, 2008.

The difference between the financial reporting basis and tax basis of unrealized appreciation/depreciation is due to mark to market and adjustments to the Fund's investments in passive foreign investment companies and wash sales of portfolio investments.

The cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of December 31, 2008, are as follows:

Cost	$25,533,815

Gross unrealized appreciation	$276,367
Gross unrealized depreciation	(9,316,144)

Net unrealized appreciation/(depreciation)	$(9,039,777)

(8)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by Asia Pacific real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry or in the Asia Pacific region due to economic, legal, regulatory, technological or other developments affecting the Asia Pacific real estate industry and securities market.

(9)  Foreign Securities Risk

As compared to U.S. securities, foreign securities may be issued by companies which provide less financial and other information, and which are subject to less developed and difficult to access legal systems, less stringent accounting, auditing and financial reporting standards or different governmental regulations. As compared to U.S. securities markets, foreign securities markets may have different settlement procedures, may have higher transaction costs, may be conducted in a less regulated manner, are generally smaller and may be less liquid and more volatile than securities markets in the U.S. The value of foreign securities may also decline or be unstable because of political, social or economic events or instability outside of the U.S.

(10) Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of investments. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency appreciation/(depreciation) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(11) Recent Accounting Pronouncements

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, or FAS 161. FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management of the Fund is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund's financial statements.

Note B

Advisory, Subadvisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an investment advisory agreement with RMR Advisors, Inc. or RMR Advisors, to provide the Fund with a continuous investment program, oversee the subadvisor and generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 1% of the Fund's average daily managed assets.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets from May 25, 2006 until May 25, 2011. The Fund incurred net advisory fees of $181,147 during the year ended December 31, 2008. The amount of fees waived by the Advisor was $60,382 for the year ended December 31, 2008.

RMR Advisors has entered into a subadvisory agreement with MacarthurCook Investment Managers Ltd., or MacarthurCook, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors, and not the Fund, pays the subadvisor a monthly fee equal to an annual rate of 0.375% of the Fund's average daily managed assets. MacarthurCook has agreed to waive a portion of the fee payable by RMR Advisors such that until May 25, 2011, the fee payable will be equal to 0.25% of the Fund's average daily managed assets.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $95,000 of subadministrative fees charged by State Street for the year ended December 31, 2008.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Fund as defined under the 1940 Act, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus attendance fees for board and committee meetings. The Fund incurred $20,335 of trustee fees and expenses during the year ended December 31, 2008.

The Fund's board of trustees, and separately the disinterested trustees, authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $27,852 of compliance and internal audit expense during the year ended December 31, 2008. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $12,855 of insurance expense during the year ended December 31, 2008.

Note C

Securities Transactions

During the year ended December 31, 2008, there were purchases and sales transactions (excluding short term securities) of $10,458,611 and $20,177,817 respectively. Brokerage commissions on securities transactions amounted to $54,693 during the year ended December 31, 2008.

Note D

Proposed Reorganization

On December 18, 2008, the Board of Trustees of each of the Fund and RMR Asia Real Estate Fund ("RAF") approved a proposal to reorganize these two funds into New RMR Asia Pacific Real Estate Fund, a newly formed closed end fund ("New RAP"), formed specifically for the purpose of effectuating such reorganizations. These reorganizations would occur pursuant to two separate Agreements and Plans of Reorganization (the "Agreements"), pending the effectiveness of a Joint Proxy Statement/Prospectus with respect to the reorganizations and shareholder approval. The Fund's Agreement provides for the Fund to transfer its assets to New RAP in exchange for shares of New RAP's common stock and New RAP's assumption of the Fund's liabilities, and for the Fund to dissolve under applicable law. The Fund currently anticipates holding a special meeting of shareholders to seek approval for its reorganization. The process of completing these reorganizations is expected to take several months. There can be no assurance that any of these reorganizations will occur. It is a condition to the consummation of RAF's reorganization with New RAP that the Fund's shareholders approve the Fund's reorganization with New RAP and that the Fund's reorganization with New RAP is consummated. If approved by shareholders, it is currently anticipated that the reorganizations will occur before June 30, 2009. During the year ended December 31, 2008, the Fund incurred approximately $49,071 of legal expense in connection with the proposed reorganization.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of RMR Asia Pacific Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of RMR Asia Pacific Real Estate Fund (the "Fund"), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RMR Asia Pacific Real Estate Fund, at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2009

RMR Asia Real Estate Fund
December 31, 2008

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the year ended December 31, 2008, and our financial position as at December 31, 2008.

Relevant Market Conditions

Real Estate Industry Fundamentals.    In 2009, we expect commercial real estate fundamentals in the Asia Pacific region to soften as the impacts of the global financial crisis lead to a slowing world economy. Office market vacancy rates will likely increase in Hong Kong, Singapore and Tokyo as commercial activity decreases. Employment declines will likely result in less disposable income and less retail expenditures, which may adversely affect the value of retail real estate. In the industrial real estate sector, we expect slowing GDP and trade growth will limit industrial space demand. However, some continuing growth in exports from certain emerging countries in Asia may act as a positive offset in certain markets and for certain real estate securities. We expect that residential real estate prices may soften as buyers withhold purchases because of general economic uncertainty. The long term demand for residential real estate across Asia remains firm; however, the short term impact and negative sentiment carrying from the credit crisis and slowing GDP growth is slowing acquisitions.

We expect 2009 GDP growth will slow in Asia. Nevertheless, the Asian region may demonstrate superior GDP growth relative to the rest of the world, led by China, India and other Asian emerging countries. The International Monetary Fund expects 5.5% GDP growth for the developing Asia countries in 2009, compared to 0.5% expected world GDP growth.

Real estate companies in the region are generally conservatively financed. However, the credit tightening by lenders across the globe combined with slowing end user demand may slow the rate of growth for Asia Pacific based real estate companies in 2009.

Real Estate Industry Technicals.    We believe demand for real estate investments in the Asia Pacific region may increase if a clearer outlook of the world economy emerges and an easing in credit availability begins in the second half of 2009. The number of REITs in the region continues to grow, with the Philippines and India currently considering initiating REIT legislation.

Fund Strategies, Techniques and Performance

Our primary investment objective is capital appreciation. There can be no assurance that we will achieve our investment objective.

During the year ended December 31, 2008, our total return on net asset value, or NAV, was negative 47.8%. During that same period, the total return for the EPRA NAREIT Asia Index (an unmanaged index of Asia

Pacific real estate common stocks) was negative 54.3%. We believe this index is relevant to us because all our investments as of December 31, 2008, excluding short term investments, were in securities of real estate companies in countries covered by this index. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the year ended December 31, 2008 was negative 36.9%.

Because of the decline in the Fund's NAV and the Fund's relatively small size, the Fund and our advisor, RMR Advisors, Inc., are currently considering actions to reduce expenses and otherwise enhance value for the Fund's shareholders. To this end, on December 23, 2008, we filed a preliminary joint proxy statement / prospectus with the U.S. Securities and Exchange Commission relating to a possible merger of the Fund with RMR Asia Pacific Real Estate Fund. This other fund is also managed by RMR Advisors. If the proposed merger receives all of the required shareholder approvals and proceeds as planned, the two funds will separately be combined with New RMR Asia Pacific Real Estate Fund, a newly formed Delaware statutory trust which will also be managed by our advisor, and whose assets and liabilities will ultimately consist of the combined assets and liabilities of both funds. The process of completing these proposed combinations is expected to take several months, and each fund's combination with New RMR Asia Pacific Real Estate Fund may or may not occur for various reasons.

Thank you for your continued support during these very difficult times. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President

February 19, 2008

Portfolio holdings by sub-sector as a percentage of investments*

	As of 12/31/2008	As of 12/31/2007
Diversified	55%	69%
Office	13%	6%
Hospitality	13%	11%
Other, less than 10%	6%	13%
Short term investments	13%	1%

Total investments	100%	100%

	As of 12/31/2008	As of 12/31/2007
Real Estate	87%	99%
Short term investments	13%	1%

Total investments	100%	100%

Portfolio holdings by country*

	As of 12/31/2008	As of 12/31/2007
Japan	45%	34%
Hong Kong	33%	45%
Other, less than 10%+	9%	20%
Short term investments	13%	1%

Total	100%	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector and by country as a percentage of total portfolio holdings and do not match with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector and by country as a percentage of the Fund's net assets.
+
Prior year percentages include countries which were in excess of 10% as of 12/31/2007 but below 10% as of 12/31/2008.

Portfolio Management Changes

On July 17, 2008, Roberto Versace was appointed a co-portfolio manager for the Fund. Craig Dunstan remains a co-portfolio manager for the Fund. Mr. Versace has been a Fund Manager at MacarthurCook since July 2007. From September 2005 to June 2007, Mr. Versace was with the global investment and advisory firm Babcock & Brown as part of its Global Real Estate Team. From September 2000 to June 2004, Mr. Versace was an analyst with Colonial First State Global Asset Management, the largest manager of Australian-sourced funds.

RMR Asia Real Estate Fund
Portfolio of Investments – December 31, 2008

Company	Shares	Value

Common Stocks – 85.1%
Hong Kong – 32.3%
Diversified – 14.3%
China Overseas Land & Investment, Ltd.	600,000	$842,482
China Resources Land, Ltd.	1,015,000	1,256,363
Hongkong Land Holdings, Ltd.	405,000	1,010,093
Hysan Development Co., Ltd.	1,025,000	1,666,586
Kerry Properties, Ltd.	195,000	524,571
KWG Property Holding, Ltd.	1,060,000	317,255
The Wharf (Holdings), Ltd.	296,000	819,374

		6,436,724
Hospitality – 12.7%
Regal Real Estate Investment Trust *	1,174,300	147,594
Sun Hung Kai Properties, Ltd.	659,000	5,545,180

		5,692,774
Office – 1.0%
Champion Real Estate Investment Trust *	1,735,000	468,044
Retail – 4.3%
Hang Lung Properties, Ltd.	880,000	1,932,099
Total Hong Kong (Cost $24,612,974)		14,529,641
Japan – 45.1%
Diversified – 33.0%
Aeon Mall Co., Ltd.	53,000	1,024,577
Mitsubishi Estate Co., Ltd.	353,500	5,839,425
Mitsui Fudosan Co., Ltd.	300,000	5,001,668
Shoei Co., Ltd.	40,460	418,489
Sumitomo Realty & Development Co., Ltd.	169,000	2,540,430

		14,824,589
Office – 12.1%
Nippon Building Fund, Inc. *	210	2,308,270
Nomura Real Estate Office Fund, Inc. *	71	461,971
NTT Urban Development Corp.	1,400	1,516,159
Orix REIT, Inc. *	80	379,951
Tokyu REIT, Inc. *	127	788,384

		5,454,735
Total Japan (Cost $34,422,793)		20,279,324
See notes to financial statements and notes to portfolio of investments.

Company	Shares	Value

Common Stocks – continued
Philippines – 0.1%
Diversified – 0.1%
Filinvest Land, Inc.	3,580,000	31,256
Total Philippines (Cost $102,080)		31,256
Singapore – 7.6%
Diversified – 7.6%
Ascendas Real Estate Investment Trust *	1,020,000	981,271
Cambridge Industrial Trust *	4,605,000	884,790
Capitaland, Ltd. *	330,000	720,037
Singapore Land, Ltd.	105,000	257,867
Suntec Real Estate Investment Trust *	640,000	318,154
Yanlord Land Group, Ltd.	390,000	245,672

		3,407,791
Total Singapore (Cost $5,834,931)		3,407,791
Total Common Stocks (Cost $64,972,778)		38,248,012
Warrants – 1.6%
India – 1.0%
DLF, Ltd., Macquarie Bank, Ltd., expiring 6/26/12 (a)	48,000	277,920
Unitech, Ltd., Macquarie Bank, Ltd., expiring 5/29/13 (a)	180,000	149,400
Total India (Cost $1,883,662)		427,320
Taiwan – 0.6%
Chong Hong Construction, Macquarie Bank, Ltd., expiring 5/13/13 (a)	214,198	$175,642
Farglary Land Development Co., Ltd.,Macquarie Bank, Ltd, expiring 1/17/12 (a)	142,000	103,660
Total Taiwan (Cost $1,152,937)		279,302
Total Warrants (Cost $3,036,599)		706,622
See notes to financial statements and notes to portfolio of investments.

Company	Shares	Value

Rights – 0.0%
Hong Kong – 0.0%
China Overseas Land & Investment, Ltd., expiring 1/21/09 (a) (Cost $0)	24,000	8,051
Short-Term Investments – 13.4%
Other Investment Companies – 13.4%
Dreyfus Cash Management, Institutional Shares, 1.53% (b) (Cost $6,009,771)	6,009,771	6,009,771
Total Investments – 100.1% (Cost $74,019,148) (c)		44,972,456
Other assets less liabilities – (0.1)%		(35,627)
Net Assets – 100%		$44,936,829

Notes to Portfolio of Investments

*
Company is organized as a real estate investment trust as defined by the laws of its country of domicile.
(a)
As of December 31, 2008, this security had not paid a distribution.
(b)
Rate reflects 7 day yield as of December 31, 2008.
(c)
As of December 31, 2008, the Fund held securities fair valued in accordance with policies adopted by the board of trustees aggregating $38,962,685 and 86.6% of market value.

See notes to financial statements.

RMR Asia Real Estate Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets
Investments in securities, at value (cost $74,019,148)	$44,972,456
Cash	699
Dividends and interest receivable	76,427
Prepaid expenses	3,455

Total assets	45,053,037

Liabilities
Advisory fee payable	26,914
Accrued expenses and other liabilities	89,294

Total liabilities	116,208

Net assets	$44,936,829

Composition of net assets
$.001 par value per share; unlimited number of shares authorized, 4,755,000 shares issued and outstanding	$4,755
Additional paid-in capital	90,271,841
Distributions in excess of net investment income	(326,414)
Accumulated net realized loss on investments and foreign currency transactions	(15,967,519)
Net unrealized depreciation on investments and foreign currency transactions	(29,045,834)

Net assets	$44,936,829

Net asset value per share (based on 4,755,000 common shares outstanding)	$9.45

See notes to financial statements.

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends (Cash dividends received or due, net of foreign taxes withheld of $59,925)	$1,498,457
Interest	62,480

Total investment income	1,560,937

Expenses
Advisory	634,009
Legal	143,820
Custodian	108,369
Administrative	95,000
Audit	52,500
Shareholder reporting	42,742
Compliance and internal audit	27,852
Trustees' fees and expenses	20,335
Other	46,156

Total expenses	1,170,783
Less: expense waived by the Advisor	(158,502)

Net expenses	1,012,281

Net investment income	548,656

Realized and unrealized loss on investments and foreign currency transactions
Net realized loss on investments	(15,016,627)
Net realized loss on foreign currency transactions	(5,434)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(26,601,215)

Net decrease in net assets resulting from operations	$(41,074,620)

See notes to financial statements.

Statements of Changes in Net Assets

	Year Ended December 31, 2008	For the Period May 25, 2007(a) to December 31, 2007

Increase (decrease) in net assets resulting from operations
Net investment income	$548,656	$166,556
Net realized loss on investments and foreign currency transactions	(15,022,061)	(681,238)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency transactions	(26,601,215)	(2,444,619)

Net decrease in net assets resulting from operations	(41,074,620)	(2,959,301)

Distributions to common shareholders from:
Net investment income	—	(1,664,250)
Capital shares transactions
Net proceeds from sale of common shares	—	90,535,000

Net increase from capital transactions	—	90,535,000

Total increase (decrease) in net assets	(41,074,620)	85,911,449
Net assets
Beginning of year	86,011,449	100,000

End of year (including distributions in excess of net investment income of $326,414 and $1,347,247, respectively)	$44,936,829	$86,011,449

Common shares issued and repurchased
Shares outstanding, beginning of year	4,755,000	5,000
Shares issued	—	4,750,000

Shares outstanding, end of year	4,755,000	4,755,000

(a)
Commencement of operations.

See notes to financial statements.

RMR Asia Real Estate Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Year Ended December 31, 2008	For the Period May 25, 2007(a) to December 31, 2007

Per Common Share Operating Performance (b)
Net asset value, beginning of period	$18.09	$19.06	(c)

Income from Investment Operations
Net investment income (d)	.12	.04
Net realized and unrealized appreciation/(depreciation) on investments	(8.76)	(.62)

Net decrease in net asset value from operations	(8.64)	(.58)
Less: Distributions to common shareholders from:
Net investment income	—	(.35)
Common share offering costs charged to capital	—	(.04)

Net asset value, end of period	$9.45	$18.09

Market price, beginning of period	$15.07	$20.00

Market price, end of period	$6.57	$15.07

Total Return (e)
Total investment return based on:
Market price (f)	(56.40)%	(22.91)%
Net asset value (f)	(47.76)%	(3.24)%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income (d)	0.87%	0.32	%(g)
Expenses, net of fee waivers	1.60%	1.40	%(g)
Expenses, before fee waivers	1.85%	1.65	%(g)
Portfolio Turnover Rate	36.33%	16.99%
Net assets attributable to common shares, end of period (000s)	$44,937	$86,011
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at May 25, 2007, reflects the deduction of the average sales load and offering costs of $0.94 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load of $0.90 per share on 4,750,000 common shares sold to the public.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
Total returns for periods of less than one year are not annualized.
(f)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(g)
Annualized.

See notes to financial statements.

RMR Asia Real Estate Fund
Notes to Financial Statements

December 31, 2008

Note A

(1)  Organization

RMR Asia Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on January 18, 2007, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed-end management investment company. The Fund had no operations prior to May 25, 2007, other than matters relating to the Fund's establishment, registration of the Fund's common shares under the Securities Act of 1933, and the sale of 5,000 common shares for $100,000 to RMR Advisors, Inc., or RMR Advisors. On May 25, 2007, the Fund sold 4,750,000 common shares in an initial public offering. Proceeds to the Fund were $90,535,000 after deducting underwriting commissions and $190,000 of offering expenses.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short-term debt securities with less than 60 days until maturity may be valued at amortized cost plus interest accrued, which approximates fair market value.

Some foreign markets close before the close of customary trading sessions on the NYSE Alternext US (normally 4:00 p.m. eastern time). Often, events occur after the principal foreign exchange on which the foreign securities trade has closed but before the NYSE Alternext US closes and the Fund determines net asset value, or NAV, that could affect the value of the securities the Fund owns or cause their prices to be unreliable. If these events are expected to materially affect the Fund's NAV, the prices of such securities will be adjusted to reflect their estimated fair value as of the close of the NYSE Alternext US, as determined in good faith under procedures established by the Fund's board of trustees.

(4)  Fair Value Measurements

The Fund has adopted the provisions of Financial Accounting Standards Board, or FASB, Statement of Financial Accounting Standards No. 157, Fair Value Measurements, or FAS 157, effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. FAS 157 established a three tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•
Level 1 – quoted prices in active markets for identical investments

•
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2008, maximized the use of observable inputs and minimized the use of unobservable inputs. When the S&P 500 Index (an unmanaged index published as Standard & Poor's Composite Index of 500 common stocks) fluctuates significantly from the previous day close, the Fund believes that the closing price of foreign securities on the principal foreign exchange on which they trade may no longer represent the fair value of these securities at the time the U.S. market closes and the Fund values its investment securities. Accordingly, in such circumstances, the Fund reports holdings in such foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security's local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security's reported fair value.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted prices	$6,009,771
Level 2 – Other significant observable inputs	38,962,685
Level 3 – Significant unobservable inputs	—

Total	$44,972,456

There were no investments in securities characterized as Level 3 as of December 31, 2007 or December 31, 2008.

(5)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on an identified cost basis.

(6)  Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings each year.

Some Asian governments may subject the Fund's investment income and securities sales to withholding or other taxes. For the year ended December 31, 2008 $59,925 of foreign taxes has been withheld from distributions to the Fund and has been recorded as a reduction of dividend income.

The Fund adopted FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, or FIN 48, on June 29, 2007. At December 31, 2008, the Fund did not have any uncertain tax positions. Each of the tax years in the two year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service. During the year ended December 31, 2008 the Fund did not incur any tax related interest or penalties.

(7)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to make distributions of its income at least annually in amounts at least equal to the amount necessary to maintain its status as a regulated investment company. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains.

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Fund during the year ended December 31, 2008 and period ended December 31, 2007, were as follows:

	Year ended December 31, 2008	Period ended December 31, 2008
Ordinary income	$—	$1,664,250
Net long term capital gains	—	—

	$—	$1,664,250

As of December 31, 2008, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Undistributed net long term capital gains	—
Net unrealized appreciation/(depreciation)	(29,938,008)

The difference between the financial reporting basis and tax basis of unrealized appreciation/depreciation is due to the mark to market and adjustments to the Fund's investments in passive foreign investment companies and wash sales of portfolio investments.

As of December 31, 2008, the Fund had a net capital loss carry forward for federal income tax purposes of $15,264,377 with $831,685 and $14,432,692 expiring in 2015 and 2016, respectively.

Under current tax law, certain capital, net foreign currency losses and net passive foreign investment company mark to market losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2008, the Fund elected to defer net capital losses of $137,381 arising between November 1, 2008 and December 31, 2008.

The cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of December 31, 2008, are as follows:

Cost	$74,911,322

Gross unrealized appreciation	$293,304
Gross unrealized depreciation	(30,232,170)

Net unrealized appreciation/(depreciation)	$(29,938,866)

(8)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by Asian real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry or in the Asian region due to economic, legal, regulatory, technological or other developments affecting the Asian real estate industry and securities market.

(9)  Foreign Securities Risk

As compared to U.S. securities, foreign securities may be issued by companies which provide less financial and other information, and which are subject to less developed and difficult to access legal systems, less stringent accounting, auditing and financial reporting standards or different governmental regulations. As compared to U.S. securities markets, foreign securities markets may have different settlement procedures, may have higher transaction costs, may be conducted in a less regulated manner, are generally smaller and may be less liquid and more volatile than securities markets in the U.S. The value of foreign securities may also decline or be unstable because of political, social or economic events or instability outside of the U.S.

(10) Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of investments. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency appreciation/(depreciation) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

(11) Recent Accounting Pronouncements

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, or FAS 161. FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management of the Fund is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund's financial statements.

Note B

Advisory, Subadvisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an investment advisory agreement with RMR Advisors, to provide the Fund with a continuous investment program, oversee the subadvisor and generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 1% of the Fund's average daily managed assets.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets from May 25, 2007 until May 25, 2012. The Fund incurred net advisory fees of

$475,507 during the year ended December 31, 2008. The amount of fees waived by the Advisor was $158,502 for the year ended December 31, 2008.

RMR Advisors has entered into a subadvisory agreement with MacarthurCook Investment Managers Ltd., or MacarthurCook, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors, and not the Fund, pays the subadvisor a monthly fee equal to an annual rate of 0.375% of the Fund's average daily managed assets. MacarthurCook has agreed to waive a portion of the fee payable by RMR Advisors such that until May 25, 2012, the fee payable will be equal to 0.25% of the Fund's average daily managed assets.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $95,000 of subadministrative fees charged by State Street for the year ended December 31, 2008.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Fund as defined under the 1940 Act, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus attendance fees for board and committee meetings. The Fund incurred $20,335 of trustee fees and expenses during the year ended December 31, 2008.

The Fund's board of trustees, and separately the disinterested trustees, authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $27,852 of compliance and internal audit expense during the year ended December 31, 2008. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $12,855 of insurance expense during the year ended December 31, 2008.

Note C

Securities Transactions

During the year ended December 31, 2008, there were purchases and sales transactions (excluding short term securities) of $22,643,006 and $28,986,207 respectively. Brokerage commissions on securities transactions amounted to $110,906 during the year ended December 31, 2008.

Note D

Proposed Reorganization

On December 18, 2008, the Board of Trustees of each of the Fund and RMR Asia Pacific Real Estate Fund ("RAP") approved a proposal to reorganize these two funds into New RMR Asia Pacific Real Estate Fund, a newly formed closed end fund ("New RAP"), formed specifically for the purpose of effectuating such reorganizations. These reorganizations would occur pursuant to two separate Agreements and Plans of Reorganization (the "Agreements"), pending the effectiveness of a Joint Proxy Statement/Prospectus with respect to the reorganizations and shareholder approval. The Fund's Agreement provides for the Fund to transfer its assets to New RAP in exchange for shares of New RAP's common stock and New RAP's assumption of the Fund's liabilities, and for the Fund to dissolve under applicable law. The Fund currently anticipates holding a special meeting of shareholders to seek approval for its reorganization. The process of completing these reorganizations is expected to take several months. There can be no assurance that any of these reorganizations will occur. It is a condition to the consummation of RAP's reorganization with New RAP that the Fund's shareholders approve the Fund's reorganization with New RAP and that the Fund's reorganization with New RAP is consummated. If approved by shareholders, it is currently anticipated that the reorganizations will occur before June 30, 2009. During the year ended December 31, 2008, the Fund incurred approximately $49,071 of legal expense in connection with the proposed reorganization.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of RMR Asia Real Estate Fund:

We have audited the accompanying statement of assets and liabilities of RMR Asia Real Estate Fund (the "Fund"), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RMR Asia Real Estate Fund at December 31, 2008, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2009

RMR Dividend Capture Fund
December 31, 2008

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the year ended December 31, 2008, and our financial position as of December 31, 2008.

Relevant Market Conditions

Closed-End Fund Market.

The closed end fund market finished the year posting negative total returns that ranged from 7% to 80%. Domestic REIT closed end funds posted the worst return among all closed end fund groups, down 62% for the year. These funds were hit hard because the REIT market was down 32% in October and 24% in November, and because of the multiplier effect caused by their use of auction rate securities for leverage. Many of these funds were forced to reduce or suspend common share distributions because they did not meet certain asset coverage ratios for their auction rate securities which are preconditions to their payment of common share distributions. After redeeming auction rate securities (i.e. reducing leverage), several REIT closed end funds have reinstated their dividends, but at levels which are meaningfully below previous levels.

The average discount to NAV for all closed end funds stood at 8% as of December 31, 2008, compared to an historical average discount of 4.5%. During the month of October 2008, closed end funds traded at an average discount to NAV of 24%, the widest discount in the last 12 years.

Real Estate Industry Fundamentals.

2008 brought with it one of the toughest economic environments since at least the recession of the early 1980s. Increasing home equity values, which had been a major force behind consumer spending growth for the past 15 years, came to a halt as home prices started to decline in 2007. The credit crisis that affected Wall Street in the early part of 2008 quickly spilled over to Main Street and exacerbated the economic downturn. By year end, total job losses for the year stood at 2.8 million, with close to 70% of those losses sustained in the last four months of 2008. As a result, the unemployment rate jumped to 7.2% at 2008 year end, up from 4.8% a year earlier. The National Bureau of Economic Research has recently confirmed that the U.S. economy fell into a recession in December 2007. On average, post-World War II recessions have lasted ten months and none of them have lasted longer than 16 months. This means that the current recession is already longer than average and could possibly be the longest recession since the Great Depression if the economy continues posting a few more quarters of negative growth.

Commercial real estate operating fundamentals, such as occupancy and rental rates, seemed to hold up relatively well throughout most of 2008. However, in the last few months of the year, these fundamentals began to deteriorate markedly because of continued job losses and weaker economic activity. Demand for space across most commercial property types slowed as companies cut production and reduced head count. Vacancy rates started to increase and the level of concessions (incentives given to tenants to take up space) became more prevalent.

Weaker real estate fundamentals have forced many REITs to lower or discontinue dividend payments on their common equity securities in order to preserve capital and strengthen their balance sheets. Approximately one third of the publicly traded REIT universe has either lowered or suspended dividend payments. Several REITs have also opted to pay their distributions in a combination of stock and cash. Some of the companies that have taken this route may be conserving cash to opportunistically take advantage of distressed sellers as operating fundamentals for commercial real estate continue to deteriorate in 2009; however, most REITs are likely preserving capital to deal with upcoming debt maturities because credit availability is seriously limited in the current recession.

One bright spot for commercial real estate may be the supply of new properties. As a result of stricter lending standards, new construction throughout the current economic downturn has been limited. A lower amount of construction may bode well for a quick recovery in real estate operating fundamentals when the economy begins to improve.

Real Estate Industry Technicals.

During 2008, the public REIT securities market for common shares was down 38%. REIT stock price performance was quite resilient during the first nine months of the year. However, during October and November as the financial markets spiraled into a complete meltdown, REIT common stocks significantly underperformed the broader markets. The REIT market was down 32% and 24% in each of October and November, respectively.

REITs, previously considered passive investments with consistent returns, stable dividends and low correlation with the broader market, experienced heightened volatility in the last quarter of the year. To put this volatility into perspective, 24 out of the 25 best, and 23 out of the 25 worst, one-day returns for the RMS REIT Index since its inception in 1995 took place in 2008. Both the introduction of new exchange traded funds (ETFs) and a more active participation from momentum investors (hedge funds) have contributed to higher volatility in the REIT market. As a result, REITs' correlation with the S&P 500 Index has doubled to 0.8 from 0.4 in the last four years.

Fund Strategies, Techniques and Performance

Our primary objective is to earn and pay to our common shareholders a high current dividend income by investing in real estate companies and portfolio funds. Our secondary objective is capital appreciation. There can be no assurance that we will achieve our investment objectives.

During the year ended December 31, 2008, our total return calculated on a net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was negative 85.3%. During that same period, the total return for the MSCI US REIT Total Return Index (an unmanaged index of REIT common stocks) was negative 38.0% and the total return for the Fund Data U.S. All Taxable ex-Foreign Equity Index (a market cap weighted Index of closed-end funds) was negative 24.0%. We believe these two indices are relevant to us because our investments, excluding short term investments, as of December 31, 2008, included 58% in REIT common stocks and 42% in common stocks of closed-end funds. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the year ended December 31, 2008 was negative 36.9%.

The Fund's decline in NAV was larger than the comparative indices primarily because the Fund uses leverage in the form of auction rate securities as part of its investment strategy. This use of leverage enhances our returns in rising or stable market conditions; however, this use of leverage also magnifies losses, especially in rapidly declining market environments such as those experienced during 2008. The Fund also underperformed in 2008 because the majority of its investments in REIT preferred securities consisted of investments in non-rated/below investment grade rated securities. Non-rated/below investment grade REIT preferred securities were down 42.0% during 2008 (as measured by the Wachovia Hybrid & Preferred Securities Below Investment Grade REIT Index). Our holdings in hotel REITs also detracted from the Fund's performance because of the rapid deterioration in hotel operating fundamentals in late 2008. Our investment allocation to health care REITs helped to partially offset the Fund's negative performance because this subsector outperformed other REIT subsectors in 2008.

The large losses which we suffered in 2008 caused us to redeem $9.3 million of the Fund's previous total of $10.0 million of outstanding auction rate securities during 2008 and early 2009. The Fund was required to redeem these securities in order to satisfy certain minimum asset coverage ratios for such securities established under applicable law and in our bylaws, and to establish an appropriate asset coverage cushion to mitigate the risk of future failures to satisfy such minimum asset coverage ratios. Unfortunately, the resulting smaller size of the Fund may make it more difficult for the Fund to gain back its lost NAV if and when the market generally recovers.

Additionally, the Fund announced a suspension of its regular monthly dividends in October 2008 because applicable law and our bylaws prohibit the payment of common share dividends until our auction rate securities' minimum asset coverage ratios are satisfied. In 2009, the Fund expects to pay quarterly distributions instead of monthly distributions. The Internal Revenue Service has also recently announced that closed end funds are allowed to satisfy their minimum distribution requirements as a registered investment company through the partial payment of distributions in stock. The amounts and form of any future distributions will be announced near the end of each calendar quarter. Nevertheless, the annualized amounts of the Fund's 2009 distributions are expected to be substantially less than the annualized distribution rates paid by the Fund before October 2008. In fact, it is unclear at this time if the Fund will be able to pay any distributions in 2009 because of the very small size of the Fund and its fixed operating expenses.

Because of the decline in the Fund's NAV and the Fund's relatively small size following its partial redemption of auction rate preferred securities, the Fund and our advisor, RMR Advisors, Inc., are currently considering actions to reduce expenses and otherwise enhance value for the Fund's shareholders. To this end, on December 23, 2008, we filed a revised preliminary joint proxy statement / prospectus with the U.S. Securities and Exchange Commission relating to a possible merger of the Fund with four other closed end RMR Funds (RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund). These four other funds are also managed by RMR Advisors. If the proposed merger receives all of the required shareholder approvals and proceeds as planned, all five funds will separately be combined with RMR Real Estate Income Fund, a newly formed Delaware statutory trust which will also be managed by our advisor, and whose assets and liabilities will ultimately consist of the combined assets and liabilities of all five funds. The process of completing these proposed combinations is expected to take several months, and each fund's combination with RMR Real Estate Income Fund may or may not occur for various reasons.

Thank you for your continued support in these very difficult times. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Adam D. Portnoy
President
February 19, 2009

Portfolio holdings by sub-sector as a percentage of investments*

	As of 12/31/2008	As of 12/31/2007
Investment companies	34%	24%
Diversified real estate	17%	7%
Hospitality real estate	15%	19%
Others, less than 10% each+	15%	27%
Short term investments	19%	23%

Total investments	100%	100%

	As of 12/31/2008	As of 12/31/2007
REITs	47%	53%
Investment companies	34%	24%
Short term investments	19%	23%

Total investments	100%	100%

Portfolio holdings by type of security*

	As of 12/31/2008	As of 12/31/2007
Common securities	81%	77%
Short term investments	19%	23%

Total investments	100%	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector and by type of security as a percentage of total portfolio holdings and do not match with the percentages included in the Portfolio of Investments schedule which represent the Fund's portfolio holdings by sub-sector and by type of security as a percentage of the Fund's net assets.
+
Prior year percentages include sub sectors which were in excess of 10% as of 12/31/2007 but below 10% as of 12/31/2008.

RMR Dividend Capture Fund
Portfolio of Investments – December 31, 2008

Company	Shares	Value

Common Stocks – 66.3%
Real Estate Investment Trusts – 66.3%
Apartments – 0.8%
Apartment Investment & Management Co.	100	$1,155
AvalonBay Communities, Inc.	100	6,058
BRE Properties, Inc.	100	2,798
Home Properties, Inc.	100	4,060
Mid-America Apartment Communities, Inc.	200	7,432

		21,503
Diversified – 24.0%
CapLease, Inc.	99,975	172,957
Duke Realty Corp.	29,100	318,936
Lexington Corporate Properties Trust	35,883	179,415
Liberty Property Trust	100	2,283
National Retail Properties, Inc.	200	3,438
Vornado Realty Trust	100	6,035

		683,064
Health Care – 7.6%
Health Care REIT, Inc.	200	8,446
Medical Properties Trust, Inc.	32,000	201,920
Nationwide Health Properties, Inc.	100	2,872
OMEGA Healthcare Investors, Inc.	200	3,194

		216,432
Hospitality – 20.7%
Ashford Hospitality Trust, Inc.	73,030	83,984
DiamondRock Hospitality Co.	45,000	228,150
Entertainment Properties Trust	100	2,980
Hersha Hospitality Trust	91,200	273,600

		588,714
Industrial – 0.1%
EastGroup Properties, Inc.	100	3,558
Office – 8.4%
Brandywine Realty Trust	30,000	231,300
Corporate Office Properties Trust	100	3,070
Highwoods Properties, Inc.	100	2,736
Mack-Cali Realty Corp.	100	2,450

		239,556
Retail – 4.3%
CBL & Associates Properties, Inc.	17,200	111,800
Equity One, Inc.	100	1,764
Simon Property Group, Inc.	100	5,313
Tanger Factory Outlet Centers, Inc.	100	3,762

		122,639
Storage – 0.0%
Sun Communities, Inc.	100	1,400
Storage – 0.4%
Public Storage, Inc.	100	7,950
Sovran Self Storage, Inc.	100	3,600

		11,550
Total Real Estate Investment Trusts (Cost $5,327,696)		1,888,416
Total Common Stocks (Cost $5,327,696)		1,888,416

See notes to financial statements and notes to portfolio of investments.

Company	Shares	Value

Other Investment Companies – 48.5%
Blackrock Preferred and Equity Advantage Trust	24,836	$207,381
Cohen & Steers Advantage Income Realty Fund, Inc.	58,000	219,240
Cohen & Steers Premium Income Realty Fund, Inc.	7,177	25,478
Cohen & Steers REIT and Utility Income Fund, Inc.	29,384	186,882
DWS RREEF Real Estate Fund II, Inc.	94,150	62,139
Eaton Vance Enhanced Equity Income Fund II	20,100	214,467
Nicholas-Applegate Convertible & Income Fund II	504	2,167
Nuveen Floating Rate Income Fund	31,885	192,586
Nuveen Real Estate Income Fund	3,700	18,796
Pioneer Floating Rate Trust	271	1,905
Western Asset Emerging Markets Debt Fund, Inc.	20,093	252,971
Total Other Investment Companies (Cost $4,305,214)		1,384,012
Short-Term Investments – 26.3%
Other Investment Companies – 26.3%
Dreyfus Cash Management, Institutional Shares, 1.53% (a) (Cost $747,876)	747,876	747,876
Total Investments – 141.1% (Cost $10,380,786)		4,020,304
Other assets less liabilities – (3.4)%		(96,288)
Preferred Shares, at liquidation preference – (37.7)%		(1,075,000)
Net Assets applicable to common shareholders – 100%		$2,849,016
Notes to Portfolio of Investments
(a) Rate reflects 7 day yield as of December 31, 2008.

See notes to financial statements.

RMR Dividend Capture Fund
Financial Statements

Statement of Assets and Liabilities

December 31, 2008

Assets
Investments in securities, at value (cost $10,380,786)	$4,020,304
Cash	423
Cash escrowed for preferred share redemptions	400,000
Receivable for securities sold	64,539
Dividends and interest receivable	46,901
Prepaid expenses	3,455
Other assets	15,614

Total assets	4,551,236

Liabilities
Distributions payable – common shares	439,570
Payable for investment securities purchased	98,976
Advisory fee payable	9,897
Distributions payable – preferred shares	1,243
Accrued expenses and other liabilities	77,534

Total liabilities	627,220

Preferred shares, at liquidation preference
Auction preferred shares, Series F; $.001 par value per share; 43 shares issued and outstanding at $25,000 per share liquidation preference	1,075,000

Net assets attributable to common shares	$2,849,016

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 1,255,914 shares issued and outstanding	$1,256
Additional paid-in capital	23,469,886
Distributions in excess of net investment income	(440,813)
Accumulated net realized loss on investments	(13,820,831)
Net unrealized depreciation on investments	(6,360,482)

Net assets attributable to common shares	$2,849,016

Net asset value per share attributable to common shares (based on 1,255,914 common shares outstanding)	$2.27

See notes to financial statements.

RMR Dividend Capture Fund
Financial Statements – continued

Statement of Operations

For the Year Ended December 31, 2008

Investment Income
Dividends (cash distributions, net of capital gain ($903,099) and return of capital ($178,830) distributions, received or due)	$2,062,628
Interest	78,145

Total investment income	2,140,773

Expenses
Advisory	269,300
Legal	220,023
Administrative	95,000
Audit	65,500
Custodian	53,367
Shareholder reporting	31,321
Compliance and internal audit	27,852
Preferred share remarketing	22,495
Trustees' fees and expenses	20,676
Other	73,023

Total expenses	878,557

Net investment income	1,262,216

Realized and unrealized loss on investments
Net realized loss on investments	(13,820,831)
Net change in unrealized appreciation/(depreciation) on investments	(5,502,437)

Net realized and unrealized loss on investments	(19,323,268)

Distributions to preferred shareholders from net investment income	(366,114)
Distributions to preferred shareholders from net realized gain on investments	(14,498)

Net decrease in net assets attributable to common shares resulting from operations	$(18,441,664)

See notes to financial statements.

RMR Dividend Capture Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Year Ended December 31, 2008	For the Period December 18, 2007(a) to December 31, 2007

Increase (decrease) in net assets resulting from operations
Net investment income	$1,262,216	$241,148
Net realized gain (loss) on investments	(13,820,831)	87,145
Net change in unrealized appreciation/(depreciation) on investments	(5,502,437)	(858,045)
Distributions to preferred shareholders from:
Net investment income	(366,114)	—
Net realized gain on investments	(14,498)	—

Net decrease in net assets attributable to common shares resulting from operations	(18,441,664)	(529,752)

Distributions to common shareholders from:
Net investment income	(1,588,063)	—
Net realized gain on investments	(72,647)	—
Return of capital	(246,413)	—
Capital shares transactions
Net proceeds from sale of common shares	—	23,872,000
Net proceeds from sale of preferred shares	9,740,000	—
Net proceeds from reinvestment of distributions	15,555	—
Cost of preferred shares repurchased	(8,925,000)	—

Net increase from capital transactions	830,555	23,872,000
Less: Liquidation preference of preferred shares issued	(10,000,000)	—
Liquidation preference of preferred shares redeemed	8,925,000	—

Total increase (decrease) in net assets attributable to common shares	(20,593,232)	23,342,248
Net assets attributable to common shares
Beginning of year	23,442,248	100,000

End of year (including undistributed/(distributions in excess of) net investment income of $(440,813) and $251,148, respectively)	$2,849,016	$23,442,248

Common shares issued and repurchased
Shares outstanding, beginning of year	1,255,000	5,000
Shares issued	—	1,250,000
Shares issued (reinvestment of distributions)	914	—

Shares outstanding, end of year	1,255,914	1,255,000

(a)
Commencement of operations.

See notes to financial statements.

RMR Dividend Capture Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Year Ended December 31, 2008	For the Period December 18, 2007(a) to December 31, 2007

Per Common Share Operating Performance (b)
Net asset value, beginning of period	$18.68	$19.14	(c)

Income from Investment Operations
Net investment income (d)	1.01	.19
Net realized and unrealized appreciation/(depreciation) on investments (d)	(15.47)	(.61)
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income (d)	(.29)	—
Net realized gain on investments (d)	(.01)	—

Net decrease in net asset value from operations	(14.76)	(.42)
Less: Distributions to common shareholders from:
Net investment income (d)	(1.26)	—
Net realized gain on investments (d)	(.06)	—
Return of capital (d)	(.20)	—
Common share offering costs charged to capital	—	(.04)
Preferred share offering costs charged to capital	(.13)	—

Net asset value, end of period	$2.27	$18.68

Market price, beginning of period	$20.00	$20.00

Market price, end of period	$1.80	$20.00

Total Return (e)
Total investment return based on:
Market price (f)	(88.47)%	0.00%
Net asset value (f)	(85.28)%	(2.20)%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (d)	6.95%	30.71	%(g)
Total preferred share distributions	2.09%	0.00%
Net investment income, net of preferred share distributions (d)	4.86%	30.71	%(g)
Expenses	4.84%	10.21	%(g)
Portfolio Turnover Rate	175.25%	0.00%
Net assets attributable to common shares, end of period (000s)	$2,849	$23,442
Preferred shares, liquidation preference ($25,000 per share) (000s)	$1,075	$—
Asset coverage per preferred share (h)	$91,256	$—
(a)
Commencement of operations.

(b)
Based on average shares outstanding.
(c)
Net asset value at December 12, 2007, reflects the deduction of the average sales load and offering costs of $0.90 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load of $0.94 per share on 1,200,000 shares sold to the public and no sales load or offering costs on 50,000 common shares sold to affiliates of RMR Advisors for $20.00 per share.
(d)
As discussed in Note A (7) to the financial statements, a portion of the distributions we received on our investments are not included in investment income for financial reporting purposes.
(e)
Total returns for periods of less than one year are not annualized.
(f)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results.
(g)
Annualized.
(h)
Asset coverage per share equals net assets attributable to common shares plus the liquidation preference of the preferred shares divided by the total number of preferred shares outstanding at the end of the period.

See notes to financial statements.

RMR Dividend Capture Fund
Notes to Financial Statements

December 31, 2008

Note A

(1)  Organization

RMR Dividend Capture Fund, or the Fund, was organized as a Massachusetts business trust on June 14, 2007, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed-end management investment company. The Fund had no operations prior to December 18, 2007, other than matters relating to the Fund's establishment, registration of the Fund's common shares under the Securities Act of 1933, and the sale of 5,000 common shares for $100,000 to RMR Advisors, Inc., or RMR Advisors. On December 18, 2007, the Fund sold 1,250,000 common shares in an initial public offering including 50,000 shares sold to affiliates of RMR Advisors. Proceeds to the Fund were $23,872,000 after deducting underwriting commissions and $48,000 of offering expenses. There was no underwriting commission or offering expenses paid on shares sold to the affiliates of RMR Advisors.

(2)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(3)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at amortized cost plus interest accrued, which approximates fair market value.

(4)  Fair Value Measurements

The Fund has adopted the provisions of Financial Accounting Standards Board, or FASB, Statement of Financial Accounting Standards No. 157, Fair Value Measurements, or FAS 157, effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. FAS 157 established a three tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk; for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•
Level 1 – quoted prices in active markets for identical investments

•
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•
Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the year ended December 31, 2008, maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund did not fair value any of its securities.

The following is a summary of the inputs used as of December 31, 2008, in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 – Quoted prices	$4,020,304
Level 2 – Other significant observable inputs	—
Level 3 – Significant unobservable inputs	—

Total	$4,020,304

There were no investments in securities characterized as Level 3 as of December 31, 2007 or December 31, 2008.

(5)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on an identified cost basis.

(6)  Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax. However, the Fund may be subject to a 4% excise tax to the extent the Fund does not distribute substantially all taxable earnings each year.

The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, or FIN 48. At December 31, 2008, the Fund did not have any uncertain tax provisions. Each of the tax years in the two year period ended December 31, 2008, remains subject to examination by the Internal Revenue Service. During the year ended December 31, 2008, the Fund did not incur any tax related interest or penalties.

(7)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It was the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders were declared pursuant to this policy through September 2008. On October 16, 2008, the Fund announced that it was suspending the payment of common share distributions until further notice because the Fund did not satisfy certain minimum asset coverage ratios for the outstanding Fund preferred shares which are preconditions to the payment of common share distributions. See Note D below. On November 26, 2008, the Fund announced that it had called for redemption, sufficient amounts of Fund preferred shares to become compliant with the preconditions for the payment of common share distributions. On December 19, 2008, the Fund declared a distribution of $0.35 per common share that was paid on January 28, 2009. In 2009, the Fund expects to pay quarterly distributions of net investment income to common shareholders for the three month periods ending March 31, June 30, September 30 and December 31, 2009 if, when and in such amounts as may be determined by the Fund's board of trustees in its sole discretion in light of such factors, which may or may not include market and economic conditions, and may be considered by the Fund's board of trustees, and subject to compliance with applicable law, the Fund's Agreement and Declaration of Trust, the Fund's bylaws and other objectives. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, and closed end investment management companies which are generally not subject to federal income taxes. Distributions that the Fund receives from these investments can be classified as ordinary income, capital gain income or return of capital by the issuers that make these distributions to the Fund. The Fund has excluded from its investment income the portions of the distributions received from these investments classified by those issuers as capital gain income and return of capital. The Fund has included in its "net realized gain on investments" that portion of the distributions received from these investments that is classified by those issuers as capital gain income. Similarly, the Fund has credited its "net change in unrealized appreciation on investments" with that portion of the distributions received from these investments that is classified by those issuers as return of capital. The classification of distributions received from the Fund's investments were as follows:

	Year ended December 31, 2008	Period ended December 31, 2007
Ordinary income	$2,062,628	$239,389
Capital gain income	903,099	87,143
Return of capital	178,830	15,792

Total distributions received	$3,144,557	$342,324

The Fund distinguishes between distributions to shareholders on a tax basis and a financial reporting basis. Only distributions in excess of accumulated tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

The tax character of distributions made by the Fund during the year ended December 31, 2008 was as follows:

Year ended December 31, 2008
Ordinary income	$1,954,179
Net long term capital gains	87,143
Return of capital	246,413

$2,287,735

As of December 31, 2008, the components of distributable earnings on a federal income tax basis were as follows:

Undistributed ordinary income	$—
Undistributed net long term capital gains	—
Net unrealized appreciation/(depreciation)	(6,360,482)

As of December 31, 2008, the Fund had a net capital loss carry forward for federal income tax purposes of $516,776 all of which expires in the year 2016.

Under current tax law, certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2008, the Fund elected to defer net capital losses of $13,304,055 arising between November 1, 2008 and December 31, 2008.

The cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of December 31, 2008, are as follows:

Cost	$10,380,786

Gross unrealized appreciation	$7,500
Gross unrealized depreciation	(6,367,982)

Net unrealized appreciation/(depreciation)	$(6,360,482)

(8)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies and REITs and common shares of closed end investment management companies. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry. Some of the closed end investment management companies in which the Fund invests may invest substantially all of their managed assets in one sector including real estate, and therefore carry the risk of that particular sector or industry group.

(9)  Recent Accounting Pronouncements

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, or FAS 161. FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management of the Fund is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund's financial statements.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an investment advisory agreement with RMR Advisors to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 1% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of Fund preferred shares is not considered a liability. The Fund incurred advisory fees of $269,300 during the year ended December 31, 2008.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $95,000 of subadministrative fees charged by State Street for the year ended December 31, 2008.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Fund as defined under the 1940 Act, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus attendance fees for board and committee meetings. The Fund incurred $20,676 of trustee fees and expenses during the year ended December 31, 2008.

The Fund's board of trustees, and separately the disinterested trustees, authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $27,852 of compliance and internal audit expense during the year ended December 31, 2008. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $11,615 of insurance expense during the year ended December 31, 2008.

Note C

Securities Transactions

During the year ended December 31, 2008, there were purchases and sales transactions (excluding short term securities) of $43,082,568 and $39,802,242 respectively. Brokerage commissions on securities transactions amounted to $120,372 during the year ended December 31, 2008.

Note D

Preferred Shares

In February 2008, the Fund issued 400 Series F auction preferred shares with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. On December 24, 2008 and December 31, 2008, the Fund redeemed a total of 357 preferred shares with a liquidation preference of $8,925,000. On January 8, 2009, the Fund redeemed an additional 16 preferred shares with liquidation preference of $400,000. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to redemption in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 2.39% per annum as of December 31, 2008.

To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets Corporation, an affiliate of RBC Dain Rauscher Inc., the Fund's lead broker-dealer for its preferred securities, has acquired for its own account a substantial portion of the Fund's preferred securities in the auctions, and may ultimately come to own for its account all or substantially all of such preferred securities. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets Corporation) Schedule 13G filing, dated as of January 31, 2009, it owns 25.9% of the Fund's issued and outstanding preferred shares. If RBC Capital Markets Corporation had not been a purchaser of preferred securities in the Fund's auctions, the auctions likely would have failed and holders of the Fund's preferred shares would not have been able to sell their preferred shares in the auctions. There can be no assurance that RBC Capital Markets Corporation or any other affiliate of RBC Dain Rauscher Inc. would purchase Fund preferred shares in any future auction of Fund preferred securities, or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. In addition, if an auction fails, holders of the Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Fund's preferred shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to their outstanding preferred shares, such factors may precipitate a change in the form and/or amount of investment leverage used by the Fund.

The Fund proactively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

Note E

Proposed Reorganization

On December 18, 2008, the Board of Trustees of each of the Fund, RMR Real Estate Fund ("RMR"), RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund and RMR Preferred Dividend Fund, approved a proposal to reorganize these five funds into RMR Real Estate Income Fund, a newly formed closed end fund ("New RMR"), formed specifically for the purpose of effectuating such reorganizations. These reorganizations would occur pursuant to five separate Agreements and Plans of Reorganization (the "Agreements"), pending the effectiveness of a Joint Proxy Statement/Prospectus with respect to the reorganizations and shareholder approval. The Fund's Agreement provides for the Fund to transfer its assets to New RMR in exchange for shares of New RMR's common stock and preferred stock and New RMR's assumption of the Fund's liabilities, and for the Fund to dissolve under applicable law. The Fund currently anticipates holding a special meeting of shareholders to seek approval for its reorganization. The process of completing these reorganizations is expected to take several months. There can be no assurance that any of these reorganizations will occur. Any reorganization may be consummated whether or not the other reorganizations are consummated, except that the reorganization of RMR with New RMR must be consummated in order for any of the other reorganizations to be consummated. If approved by shareholders, it is currently anticipated that the reorganizations will occur before June 30, 2009. During the year ended December 31, 2008, the Fund incurred approximately $116,224 of legal expense in connection with the proposed reorganization.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
of RMR Dividend Capture Fund:

We have audited the accompanying statement of assets and liabilities of RMR Dividend Capture Fund (the "Fund"), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers are not received. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the RMR Dividend Capture Fund at December 31, 2008, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 19, 2009

RMR Real Estate Fund
RMR Hospitality and Real Estate Fund
RMR F.I.R.E. Fund
RMR Preferred Dividend Fund
RMR Asia Pacific Real Estate Fund
RMR Asia Real Estate Fund
RMR Dividend Capture Fund
December 31, 2008

For the purposes of the following, RMR Real Estate Fund (RMR), RMR Hospitality and Real Estate Fund (RHR), RMR F.I.R.E. Fund (RFR), RMR Preferred Dividend Fund (RDR), RMR Asia Pacific Real Estate Fund (RAP) and RMR Dividend Capture Fund (RCR) are each referred to as a "Trust" or collectively as the "Trusts".

Consideration of the Investment Advisory Agreements and Investment Sub-Advisory Agreements

RMR Advisors, Inc. ("RMR Advisors") serves as the investment adviser to each of RMR, RHR, RFR, RDR, RAP, RAF and RCR. MacarthurCook Investment Managers Limited ("MacarthurCook") serves as the investment sub-adviser to each of RAP and RAF. On September 17, 2008, the boards of trustees of each Trust (each a "Board" and collectively the "Boards") renewed these investment advisory agreements and investment sub-advisory agreements for a period of one year to expire on December 12, 2009.

Investment Advisory Agreements.    In making their determination to renew each investment advisory agreement, each Board, including all of the independent trustees, considered all of the factors described below.

Each Board considered the benefits of retaining RMR Advisors as the investment adviser of each Trust. The trustees discussed the nature, extent and quality of services that RMR Advisors has provided and is expected to provide; the quality and depth of personnel of RMR Advisors' organization; the experience and expertise of RMR Advisors as an investment adviser; the capacity and future commitment of RMR Advisors to perform its duties; the advisory and other fees to be paid; the fact that RMR Advisors has agreed to waive a portion of its fees in order to reduce each Trust's operating expenses; the level of fees paid to RMR Advisors compared to similar funds; the performance of each Trust as compared to similar funds and to the specific market segments in which the Trusts invest; the potential for economies of scale; the financial condition and profitability of RMR Advisors; any indirect benefits derived by RMR Advisors from its relationship with the Trust and potential alternatives to renewing the contracts.

The Nature, Extent and Quality of Services Provided to the Trusts by RMR Advisors

In evaluating the nature, extent and quality of services that RMR Advisors has provided and is expected to provide, each Board took into account each Trust's investment objective and policies and its familiarity with RMR Advisors' management through Board meetings, conversations and reports throughout the year. Each Board considered whether each Trust has operated within its investment objective, as well as its record of compliance with its investment restrictions. Each Board also took into account RMR Advisors' compliance policies and procedures, and its record of compliance with each Trust's compliance policies and procedures. In addition, the Boards discussed RMR Advisors' role in coordinating and supervising the other service providers and RMR Advisors' effectiveness in monitoring the performance of MacarthurCook.

Advisory Fees, Other Expenses and the Profitability of RMR Advisors

In evaluating the advisory and other fees with respect to the Trusts for the year ended December 31, 2007, each Board examined each Trust's advisory fee and total expenses as compared to the entire universe of 634 closed-end funds (the "universe"), as well as another group of nine closed-end funds with comparable investment characteristics (the "peer group"). Each Board considered that the total expense ratio of each Trust (other than RCR, which the RCR Board considered separately) ranked it among funds in the fourth quartile (that with the highest expense ratio) of the universe, that the gross advisory expense ratio of each Trust ranked it among funds in the third quartile (RMR, RHR, RFR and RDR) or fourth quartile (RAP, RAF and RCR), and that each Trust's net advisory expense ratio, which takes fee waivers into account, ranked it among funds in the second quartile (RMR, RHR and RFR), first (lowest ratio) quartile (RDR), third quartile (RAP and RAF), or fourth quartile (RCR).

Each Board further noted that the Trusts' total expense, gross advisory and net advisory expense ratios generally compared more favorably to those of the peer group. Each Board noted that the total expense ratio of each Trust (other than RCR, which the RCR Board considered separately) ranked it among funds in the third quartile of the peer group (RMR, RAP and RAF) or fourth quartile (RHR, RFR and RDR), that the gross advisory expense ratio of each Trust ranked it among funds in the first (lowest ratio) quartile (RMR, RHR, RFR and RDR), second quartile (RAP and RAF) or fourth quartile (RCR), and that each Trust's net advisory expense ratio, which takes fee waivers into account, ranked it among funds in the first (lowest ratio) quartile (RMR, RHR, RFR and RDR), or fourth (highest ratio) quartile of funds included in the peer group (RAP, RAF and RCR).

The RCR Board then separately considered RCR's total expense ratio. The RCR Board noted that the comparative total expense ratio data prepared by RMR Advisors and presented above was based on data obtained from Fundamental Data, a provider of data on global closed end funds, and that the most recent period for which such comparative data was available from Fundamental Data was for the year ended December 31, 2007. The RCR Board then noted that, as of December 31, 2007, RCR had only been operational for approximately two weeks and that a comparison of RCR's expense ratio for that two week period ended December 31, 2007 to the universe and peer group would not be helpful in evaluating whether to renew RCR's advisory contract with RMR Advisors. The RCR Board thus considered RCR's total expense ratios for the quarters ended March 31, 2008 and June 30, 2008 and noted that RCR's total expense ratio for each quarter as a percentage of its average net assets attributable to common shares was 3.46% and 2.97%, respectively. The RCR Board noted that, although a direct comparison was not possible, these expense ratios were high as compared to the range of expense ratios presented in the universe and peer group analysis and would place RCR in the fourth quartile (that with the highest expense ratio) of both the universe and peer group. The RCR Board, however, also recognized that one of RCR's principal investment strategies is to invest in other closed-end management investment companies and that, as such, RCR bears its proportionate share of the expenses incurred by the portfolio funds in which it invests in addition to its own operating expenses.

Each Board then considered RMR Advisors' financial statements for the period ended September 30, 2008 and RMR Advisors' financial condition, noting the Trusts and one open-end investment company were RMR Advisors' only clients. In considering the profitability of RMR Advisors, each Board noted that RMR Advisors has waived a portion of its advisory fee for a period of five years following each Trust's inception (other than RCR's) in order to reduce the Trust's operating expenses. It also considered the methodology used by RMR Advisors to allocate expenses among RMR Advisors and its affiliates with respect to shared personnel and resources and the amount of expenses allocated to RMR Advisors relative to the value of the associated services and resources in the context of the services that RMR Advisors is required to perform for the Trusts.

The Boards then considered, among other data, the profitability or potential therefor of RMR Advisors' relationship with each Trust in terms of the total amount of annual advisory fees it did receive and, after waivers have terminated, will be entitled to receive, with respect to the Trusts, and whether RMR Advisors had the financial wherewithal and business viability to provide the high level of services to the Trusts that is expected of it. The Boards noted RMR Advisors' operating losses and that the fees earned by RMR Advisors had fallen as the Trusts' assets under management had decreased. The Boards also noted that the expense limitation agreement between RMR Advisors and RMR Real Estate Securities Fund, an open-end investment company client of RMR Advisors, presently represents a significant economic burden to RMR Advisors. The Boards further noted that RMR Advisors' losses have, in part, been funded by capital contributions from the shareholders of RMR Advisors, one of whom is an interested trustee of the Trusts, and one of whom is the president of the Trusts. The Boards considered RMR Advisors' own evaluation that in order to be viable over the longer-term, RMR Advisors would need to garner more assets. In this regard the Board considered various efforts undertaken by RMR Advisors, including RMR Advisors' on-going evaluation of potential acquisition targets and active, new sector-targeted product development efforts, the potential effects of the current market conditions and RMR Advisors' performance record on asset-gathering potential in the near term, and the potential for a robust demand for real estate investment expertise at some future point should the real estate sector be seen as undervalued as the broader market begins to recover. However, the Board noted that RMR Real Estate Securities Fund, a new product recently developed by RMR Advisors, was having little success in increasing net assets and, in light of the significant economic burden it represents for RMR Advisors, acknowledged that it may not be viable as a reliable source of asset growth due to legitimate business considerations that reasonably could cause RMR Advisors to exit this product line. In considering the renewal of the Trusts' investment advisory agreements with RMR Advisors, the Boards noted the express intention of RMR Advisors' principals to continue funding RMR Advisors beyond the contract renewal term sufficient to enable it to provide a high level of service to the Trusts as well as the Boards' assessment of their ability to do so.

Investment Performance of the Trusts and RMR Advisors

In evaluating the performance of the Trusts, the Boards noted that they review, on a regular basis, each Trust's performance results, portfolio composition and investment strategies. The Boards examined the Trusts' year to date (as of July 31, 2008); one year total returns (as of July 31, 2008), three year total returns (as of July 31, 2008) and since inception total returns (as of July 31, 2008), as applicable, based on net asset value and based on market price in comparison to those of closed-end funds included in the universe and peer group.

They also considered generally the potential effect on future performance, relative to the universe and peer group, of potentially greater expense ratios for the Trusts in light of any scheduled termination of advisory fee waivers during the renewal period and in relation to fixed expenses and total net assets of the Trusts relative to the size of other funds in the universe and peer group. They also considered the potential for more favorable conditions should the proposed mergers be completed and related benefits achieved, at least in part.

The RMR Board observed that RMR's total return based on net asset value ranked it in the fourth (lowest) quartile of funds included in the universe for the year to date and one year period ending June 30, 2008, and the third quartile and fourth quartile of the universe for such respective periods based on market price. The Board noted that when compared to the peer group, RMR's total return based on net asset value ranked it in the third quartile of the peer group and RMR's total return based on market price ranked it in the second quartile for both periods.

The RHR Board observed that RHR's total return based on net asset value and total return based on market price ranked it in the fourth (lowest) quartile of funds included in the universe for the year to date and one year period ending June 30, 2008. The Board noted that when compared to the peer group, RHR's total return based on net asset value ranked it in the third and fourth quartile of the peer group for the respective periods and RHR's total return based on market price ranked it in the third quartile for both periods.

The RFR Board observed that RFR's total return based on net asset value and total return based on market price ranked it in the fourth (lowest) quartile of funds included in both the universe and peer group for the year to date and one year period ending June 30, 2008.

The RDR Board observed that RDR's total return based on net asset value ranked it in the third and fourth quartile (the two lowest quartiles) of funds included in both the universe and peer group for the year to date and one year period ending June 30, 2008, respectively, and the fourth quartile of both the universe and peer group for such periods based on market price.

The RAP Board observed that RAP's total return based on net asset value and total return based on market price ranked it in the fourth (lowest) quartile of funds included in the universe for the year to date and one year period ending June 30, 2008. The Board noted that when compared to the peer group, RAP's total return based on net asset value and total return based on market price ranked it in the fourth or third quartile of the peer group for the respective periods.

The RAF Board observed that RAF's total return based on net asset value and total return based on market price ranked it in the fourth and third (the two lowest quartiles) of funds included in the universe for the year to date and one year period ending June 30, 2008. The Board noted that when compared to the peer group, RAF's total return based on net asset value ranked it in the fourth and first quartile of the peer group for the respective periods and RAF's total return based on market price ranked it in the fourth quartile for both periods.

The RCR Board observed that RCR's total return based on net asset value and total return based on market price ranked it in the fourth (lowest) quartile of funds included in the universe for the year to date ending June 30, 2008. The Board noted that when compared to the peer group, RCR's total return based on net asset value ranked it in the second quartile and total return based on market price ranked it in the third quartile of the peer group for the period. The RCR Board noted that performance information for RCR for the one year period ending June 30, 2008 was not available since RCR had only been operational since December 2007.

Each Board then discussed the current quarter performance, which was expected to reflect significant underperformance as compared to the universe and, although not as significant, the peer group as well. The Board observed that this performance would likely cause most if not all of the Trusts' rankings to fall, perhaps significantly.

Each Board then discussed the difficult current market conditions and reviewed the particular factors that RMR Advisors had reported had adversely affected the Trusts' expense ratios and relative performance during the year, including the negative effects of leverage in a declining market and, for RHR, the expenses of litigation with a shareholder that recently was settled, for RFR, its focus on financial holdings that had fallen precipitously in value, and, for RDR, its focus on preferred securities. The Boards noted the targeted investment focus of certain of the Trusts and the relative underperformance of those particular segments of the market. Each Board discussed the actions RMR Advisors has under consideration to attempt to improve the Trusts' performance, including combining certain of the Trusts into one with somewhat greater portfolio flexibility than most of the Trusts.

Benefits from Economies of Scale

The Boards also considered the potential economies of scale that could be realized by the Trusts. The Boards noted that at the Trusts' current asset levels, it was difficult to achieve any economies of scale and that, currently, no economies of scale were being achieved.

Other Benefits to RMR Advisors

The Boards also considered the indirect benefits derived by RMR Advisors from its relationship with the Trusts. In particular, the Boards considered that RMR Advisors may consider the value of research it receives from brokers when determining best execution of portfolio transactions, and that the Trusts may pay higher commissions to brokers providing research than would be available from other brokers who do not do so. As such, a portion of the brokerage commissions paid by any given Trust would be used to obtain research-related services that may benefit RMR Advisors by making available to it research that it might otherwise determine to purchase or prepare at its own expense in connection with services it provides to all of the Trusts. In light of the discretionary nature of this research, the potential benefits to each Trust of its availability to RMR Advisors and the relatively low absolute additional potential brokerage expenses associated with this practice, the Boards did not consider this a material factor in their analysis.

Alternatives to Contract Approval

In light of the relative underperformance of the Trusts in the Boards' view, the independent trustees also considered a variety of alternatives to renewing the contracts for the renewal period. One alternative the independent trustees considered was whether to consider additional investment adviser candidates. The factors evaluated in connection with this alternative were: whether it was desirable to do so in light of the Boards' general satisfaction with the overall quality of services provided by RMR Advisors, with the notable exception of investment performance; the extraordinary market conditions during the period of the recent performance results; RMR Advisors' dedication to and extensive experience in the real estate sector of the economy generally; measures designed to improve performance which have not yet been given an opportunity; the very limited number of similarly situated candidates that have a proven history as investment advisers to registered closed-end investment companies; the fact that the original and current investors in the Trusts have chosen to invest in funds managed by RMR Advisors rather than in readily available similar funds managed by such other investment advisers; the lack of any significant indication from any Trust's shareholders that would suggest interest in this alternative; uncertain feasibility based on the attractiveness of the investment adviser position to other such investment advisers and their willingness to serve as investment adviser on acceptable terms in light of the advisory fees, size, performance records, expense ratios and other attributes of the Trusts in relation to the transaction costs and potential revenue and profitability involved; and the possibility that the pursuit of this alternative, if not successful, could damage the perception and market value of the Trusts, jeopardize the proposed mergers and related potential benefits that may improve future performance, or possibly lead to a decision to liquidate the Trusts at what might be an inopportune time in the market.

Yet another alternative the independent trustees considered was to liquidate one or more of the Trusts. The factors considered in connection with this alternative were: the state of the markets and the limited potential for maximizing shareholder value through a liquidation in such conditions; loss of the opportunity to pursue the potential benefits of the proposed merger; and the denial of investors' continued access to the investment programs they have chosen.

Another alternative the independent trustees considered was to approve the advisory contracts for less than the full renewal period, with a reevaluation of the contracts based on interim performance. The factors considered in connection with this alternative were: that the contracts were terminable by the Trusts without penalty upon 60 days' notice; the ability to achieve the desired objectives through other more appropriate means; and the potential negative perception associated with this alternative. As part of this consideration the Boards determined to implement a plan to clearly and concisely inform RMR Advisors of the Boards' serious concerns arising from the Trusts' performance results, and during the renewal term to regularly review in detail with RMR Advisors the measures to be pursued in an effort to improve the performance, the effectiveness of these measures, and the need to reevaluate these measures and other related alternatives in light thereof.

Conclusion

In considering the renewal of each Trust's investment advisory agreement, each Board, including the independent trustees, did not identify any single factor as controlling. Based on each Board's evaluation of all the factors that it deemed to be relevant, including the actions RMR Advisors has under consideration to attempt to improve performance, each Board, including the independent trustees of each Board, concluded that: the investment advisory fee to be paid was fair and reasonable under the circumstances, RMR Advisors had the necessary resources and abilities to perform the services required of it and that approval of the investment advisory agreement for the renewal term in accordance with its deliberations thereon was in the best interest of each Trust and its shareholders.

Investment Sub-Advisory Agreements.    In making their determination to renew each investment sub-advisory agreement, the Boards of RAP and RAF, including all of the independent trustees, considered all of the factors described below.

The Boards of RAP and RAF considered the benefits of retaining MacarthurCook as the investment sub-adviser of each of RAP and RAF. The trustees discussed the nature, extent and quality of services that MacarthurCook has provided and is expected to provide; the quality and experience of personnel of MacarthurCook's organization, as well as the depth of personnel; the experience and expertise of MacarthurCook as an investment adviser; the capacity and future commitment of MacarthurCook to perform its duties; the sub-advisory fees to be paid to MacarthurCook by RMR Advisors; the fact that MacarthurCook has agreed to waive a portion of its fees during the first five years of RAP's and RAF's existence; the level of investment advisory fees paid by the Fund, which indirectly includes the fee paid to MacarthurCook, as compared to similar funds; the performance of each of RAP and RAF as compared to relevant indices; the potential for economies of scale; the financial condition and profitability of MacarthurCook; and any indirect benefits derived by MacarthurCook from its relationship with RAP and RAF.

The Nature, Extent and Quality of Services Provided to RAP and RAF by MacarthurCook

In evaluating the nature, extent and quality of services that MacarthurCook has provided and is expected to provide, each Board took into account each of RAP's and RAF's investment objective and policies and its familiarity with MacarthurCook's management through Board meetings, conversations and reports throughout the year. Each Board considered whether each of RAP and RAF has operated within its investment objective, as well as its record of compliance with its investment restrictions. Each Board also took into account MacarthurCook's compliance policies and procedures, its record of compliance with each of RAP's and RAF's compliance policies and procedures and RMR Advisors' oversight of those policies and procedures. Additionally, the Boards considered the extent of specialized knowledge of MacarthurCook, noting that MacarthurCook specialized in the area of real estate investment management in the Asia Pacific region.

Advisory Fees, Other Expenses and the Profitability of MacarthurCook

The Boards reviewed the comparisons of the advisory expense, which includes the sub-advisory fees, and total expense ratio of RAP and RAF with various comparative fund data that were presented in connection with the renewal of RAP's and RAF's investment advisory agreements with RMR Advisors and noted their conclusions discussed above. The Boards further noted that the sub-advisory fees under the investment sub-advisory agreements were paid by RMR Advisors, and not by RAP and RAF, and were the product of arm's-length negotiations between RMR Advisors and MacarthurCook. The independent trustees also noted their recollection, and later confirmed with the management of RMR Advisors, that in the original negotiation of the sub-advisory fees to be paid to MacarthurCook, such fees were agreed upon by reference to, and were consistent with, the fees paid to investment advisers who provide comparable services in RAP's and RAF's market sector, and that sub-advisory fees have not changed since that time.

The Boards then considered MacarthurCook's financial statements for the period ended June 30, 2008 and MacarthurCook's financial condition. In considering the profitability of MacarthurCook, the Boards noted that the fees paid pursuant to the investment sub-advisory agreements were the product of arm's-length negotiations between RMR Advisors and MacarthurCook and that MacarthurCook has agreed to waive a portion of the sub-advisory fees payable by RMR Advisors since each of RAP's and RAF's inception, allowing RMR Advisors to pass this savings on to RAP and RAF in the form of a waiver of its advisory fee charged to RAP and RAF. The Boards further considered whether MacarthurCook has the financial wherewithal to continue to provide a high level of services to RAP and RAF.

Investment Performance of RAP, RAF and MacarthurCook

In evaluating the performance of RAP, RAF and MacarthurCook, the Boards noted that they review, on a regular basis, each of RAP's and RAF's performance results, portfolio composition and investment strategies. In connection with their evaluation of MacarthurCook's performance in managing RAP's and RAF's portfolio, the Boards considered RAP's and RAF's year-to-date performance results as of August 31, 2008, each as compared to a relevant benchmark index.

The RAP Board observed that RAP's year-to-date total return based on gross NAV (with all fees and expenses deducted) as of August 31, 2008 was -29.90%, which compared to a return of -25.01% for the EPRA/NAREIT Asia Pacific Real Estate Total Return Index, an unmanaged index of Asia Pacific real estate common stocks, for the same period. The RAF Board then observed that RAF's year-to-date total return based on gross NAV (with all fees and expenses deducted) as of August 31, 2008 was -22.71%, which compared to a return of -26.25% for the EPRA/NAREIT Pure Asia Real Estate Total Return Index, an unmanaged index of Asia real estate common stocks, for the same period. Each Board noted that each benchmark index was relevant to its respective fund because all of that respective fund's investments (excluding short term investments) are invested in securities of real estate companies in countries covered by the fund's respective index. The Boards further noted each relevant index is unmanaged and that the return indicated for each index did not reflect deductions for fees and expenses.

The Boards then discussed again the difficult current market conditions and reviewed the particular factors that MacarthurCook had reported had adversely affected RAP's and RAF's expense ratios and relative performance during the year, and determined that the independent trustees would meet with MacarthurCook and review MacarthurCook's investment strategies and processes. The Board also considered the actions RMR Advisors has under consideration to attempt to improve performance, discussed above.

Benefits from Economies of Scale

The Boards of RAP and RAF also considered the potential economies of scale that could be realized by RAP and RAF. The Boards noted that at RAP's and RAF's current asset levels, it was difficult to achieve any economies of scale and that, currently, no economies of scale were being achieved.

Other Benefits to MacarthurCook

The Boards of RAP and RAF also considered the indirect benefits derived by MacarthurCook from its relationship with RAP and RAF. In particular, the Boards considered that MacarthurCook is permitted to consider the value of research it receives from brokers when determining best execution of portfolio transactions, and that RAP and RAF may pay higher commissions to brokers providing research than would be available from other brokers who do not do so. As such, a portion of the brokerage commissions paid by RAP and RAF may be used to obtain research-related services that may benefit MacarthurCook by making available to it research that it might otherwise determine to purchase or prepare at its own expense in connection with services it provides to all of its clients. In light of the discretionary nature of this research, the potential benefits to each of RAP and RAF of its availability to MacarthurCook and the relatively low absolute additional potential brokerage expenses associated with this practice, the Boards did not consider this a material factor in its analysis. Additionally, the Boards noted that MacarthurCook had reported that the brokers with whom it places portfolio transactions on behalf of RAP and RAF to date typically have not conditioned the availability of research on commission related factors.

Conclusion

In considering the renewal of RAP's and RAF's investment sub-advisory agreements, the Boards of RAP and RAF, including the independent trustees, did not identify any single factor as controlling. Based on each Board's evaluation of all the factors that it deemed to be relevant, including the actions RMR Advisors has under consideration to attempt to improve performance, each Board, including the independent trustees of each Board, concluded that: the investment advisory fee to be paid was fair and reasonable under the circumstances, MacarthurCook had the necessary resources and abilities to perform the services required of it and that approval of the investment sub-advisory agreement for the renewal term in accordance with its deliberations thereon was in the best interest of each of RAP and RAF and its shareholders.

Brokerage Policy

Subject to the supervision of the Boards of Trustees, RMR Advisors is authorized to employ such securities brokers and dealers for the purchase and sale of client assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the Trust, the Advisor seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the net price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

The Advisor may select brokers that furnish the Advisor or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in the Advisor's view, appropriate assistance to the Advisor in the investment decision-making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or all of the Trusts. Such products and services may disproportionately benefit other Trusts relative to a particular Trust based on the amount of brokerage commissions paid by such Trust and such other Trust accounts. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself.

The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services the Advisor believes are useful in its decision-making or trade execution processes.

The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securrities Exchange Act of 1934, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

Privacy Notice

Each Fund advised by RMR Advisors, Inc. recognizes and respects the privacy concerns of its shareholders. The Funds do not sell your name or other information about you to anyone. The Funds collect nonpublic personal information about you in the course of doing business with shareholders and investors. "Nonpublic personal information" is personally identifiable financial information about you. For example, it includes information regarding your social security number, account balance, bank account information and purchase and redemption history.

The Funds collect this information from the following sources:

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Information we receive from you on applications or other forms;

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Information about your transactions with us and our service providers, or others; and

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Information we receive from consumer reporting agencies (including credit bureaus).

What the Funds disclose and to whom the Funds disclose information.

The Funds only disclose nonpublic personal information the Funds collect about shareholders as permitted by law. For example, the Funds may disclose nonpublic personal information about shareholders to nonaffiliated third parties such as:

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To government entities, in response to subpoenas or to comply with laws or regulations.

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When you, the shareholder, direct the Funds to do so or consent to the disclosure.

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To companies that perform necessary services for the Funds, such as data processing companies that the Funds use to process your transactions or maintain your account.

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To protect against fraud, or to collect unpaid debts.

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In connection with disputes or litigation between the Funds and the concerned shareholders.

Information about former shareholders.

If you decide to close your account(s) or become an inactive customer, we will adhere to the privacy policies and practices described in this notice.

How the Funds safeguard information.

The Funds conduct their business through directors, officers and third parties that provide services pursuant to agreements with the Funds (for example, the service providers described above). The Funds do not have any employees. The Funds restrict access to your personal and account information to those persons who need to know that information in order to provide services to you. The Funds or their service providers maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Customers of other financial institutions.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your non-public personal information will be shared with non-affiliated third parties by that entity.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used to vote proxies relating to each Fund's portfolio securities is available: (1) without charge, upon request, by calling us at (866)790-8165; and (2) as an exhibit to each Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how proxies received by each Fund during the most recent 12 month period ended June 30, 2008, have been voted is available (1) without charge, on request, by calling us at (866)790-8165, or (2) by visiting the Commission's website at http://www.sec.gov and accessing each Fund's Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Funds are committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and have established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually or as a group, may do so by filling out a report at the "Contact Us" section of our website (www.rmrfunds.com), by calling our toll-free confidential message system at 866-511-5038, or by writing to the party for whom the communication is intended, care of our director of internal audit, RMR Funds, 400 Centre Street, Newton, MA 02458. Our director of internal audit will then deliver any communication to the appropriate party or parties.

Portfolio Holdings Reports

Each Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which is available on the Commission's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Each Fund provides additional data at its website at www.rmrfunds.com.

Certifications

Each Fund's principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund's N-CSR are available on the Commission's website at http://www.sec.gov.

Required Disclosure of Certain Federal Income Tax Information (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Funds during the year ended December 31, 2008.

	Dividend Received Deduction (1)	Long Term Capital Gains Distribution	Qualified Income Distribution
RMR Real Estate Fund	39.72%	$2,028,470	$2,806,353
RMR Hospitality and Real Estate Fund	20.57%	$1,524,147	$710,931
RMR F.I.R.E. Fund	50.86%	—	$855,583
RMR Preferred Dividend Fund	46.68%	—	$1,417,161
RMR Dividend Capture Fund	14.31%	$87,143	$1,778,533

(1)
Applies both to common and preferred shares.

Shareholders of the Funds have been or will be advised on Internal Revenue Service Form 1099 DIV as to the federal tax status of the distributions received from each Fund during calendar year 2008. Shareholders are advised to consult with their own tax advisors as to the federal, state and local tax status of the distributions received from the Funds.

Annual Meeting

An annual meeting of shareholders for all the Funds will be held at 9:30 a.m. on Monday, May 4, 2009, at 400 Centre Street, Newton, Massachusetts. A Notice of Internet Availability of Proxy Materials has been mailed to the shareholders of record of each fund as of February 9, 2009, each of whom is invited to attend.

A preliminary Joint Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission ("SEC") with respect to the proposed reorganization of RMR, RHR, RFR, RDR and RCR into a newly formed closed end fund, RMR Real Estate Income Fund and a separate preliminary Joint Proxy Statement/Prospectus has been filed with the SEC with respect to the proposed reorganization of RAP and RAF into a newly formed closed end fund, New RMR Asia Pacific Real Estate Fund. If the shareholders of RMR, RHR, RFR, RDR, RAP, RAF and RCR approve the transactions proposed in these Joint Proxy Statement/Prospectuses, and such transactions are consummated before May 4, 2009, RMR, RHR, RFR, RDR, RAP, RAF and RCR will cease to exist and the annual meetings of RMR, RHR, RFR, RDR, RAP, RAF and RCR will be cancelled.

RMR Real Estate Fund

RMR Hospitality and Real Estate Fund

RMR F.I.R.E. Fund

RMR Preferred Dividend Fund

RMR Asia Pacific Real Estate Fund

RMR Asia Real Estate Fund

RMR Dividend Capture Fund

Dividend Reinvestment Plan (unaudited)

The board of trustees of each of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and RMR Dividend Capture Fund, each a Massachusetts business trust (each a "Fund" and collectively "the Funds"), have adopted a Dividend Reinvestment and Cash Purchase Plan (each, a "Plan"), sometimes referred to as an opt-out plan. You will have all your cash distributions invested in common shares automatically unless you elect to receive cash. As part of each Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares (the "Cash Purchase Option"). Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Wells Fargo Bank N.A. is the plan agent and paying agent for each plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from the applicable Fund. If you elect not to participate in a Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.

The number of common shares of each Fund you will receive if you do not opt out of a Plan will be determined as follows:

(1)
If, on a distribution payment date for a Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the net asset value per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares of that Fund in the open market, on the NYSE Alternext US or elsewhere, for your account prior to the next ex-dividend date (or 60 days after the distribution payment date, which ever is sooner, in the case of RMR Asia Pacific Real Estate Fund, RMR Asia Real estate Fund and RMR Dividend Capture Fund). It is possible that the market price for a Fund's common shares may increase before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to you in common shares newly issued by a Fund. In the event it appears that the plan agent will not be able to complete the open market purchases prior to the next ex-dividend date, each Fund will determine whether to issue the remaining shares at the greater of (i) net asset value per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

(2)
If, on the distribution payment date for a Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the net asset value per common share on that payment date, the appropriate Fund will issue new shares for your account, at a price equal to the greater of (i) net asset value per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

(3)
The plan agent maintains all shareholder accounts in each Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under a Plan.

You may withdraw from any Plan at any time by giving written notice to the plan agent. If you withdraw or a Plan is terminated, the plan agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The Plan agent is not authorized to make any purchases of shares for your account if doing so will result in your owning shares in excess of 9.8% of the total shares outstanding in each Fund. Dividends or cash purchase option payments which may result in such prohibited transactions will be paid to you in cash.

The plan agent's administrative fees will be paid by the Funds. There will be no brokerage commission charged with respect to common shares issued directly by any Fund. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of a Fund's shares pursuant to a Plan including the Cash Purchase Option.

Any Fund may amend or terminate its Plan or the Cash Purchase Option if its board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to a Plan except after prior notice to participants.

Participation in a Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under a Plan rather than paid in cash. Automatic reinvestment of distributions in a Fund's common shares will not relieve you of tax obligations arising from your receipt of that Fund's distributions even though you do not receive any cash.

All correspondence* about any Plan should be directed to Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to Wells Fargo Bank N.A., 161 North Concord Exchange, South St. Paul, MN 55075.

*
Shareholders who hold shares of a Fund in "street name", that is, through a broker, financial advisor or other intermediary should not contract the Administrator with Plan correspondence, opt-out cash purchase option or other requests. If you own your shares in street name, you must instead contact your broker, financial advisor or intermediary.

RMR Real Estate Fund
RMR Hospitality and Real Estate Fund
RMR F.I.R.E. Fund
RMR Preferred Dividend Fund
RMR Asia Pacific Real Estate Fund
RMR Asia Real Estate Fund
RMR Dividend Capture Fund

Name, address (Age)	Position(s) held with each fund and current term and length of time served (approx. number of years served)	Principal occupation(s) during past five years and other public company directorships held by trustee**	Number of portfolios in fund complex overseen by trustee
Interested Trustees
Gerard M. Martin (74)	Class II Trustee to serve until 2009 – RMR (7); RHR (5); RFR (5); RDR (4); RAP (3); RAF (2); and RCR (2).	Director of Reit Management & Research LLC – 1986 to present; director and Vice President of RMR Advisors – 2002 to present; managing director of Five Star Quality Care, Inc. – 2001 to present; managing trustee of Senior Housing Properties Trust – 1999 to 2007; managing trustee of Hospitality Properties Trust – 1995 to 2007; managing trustee of HRPT Properties Trust – 1986 to 2006;.Dirctor of Affiliates Insurance Company – 2008 to present.	10
Barry M. Portnoy (63)	Class III Trustee to serve until 2010 – RMR (7); RHR (5); RFR (5); RDR (4); RAP (3); RAF (2); and RCR (2).
		Chairman of Reit Management & Research LLC – 1986 to present; Director and Vice President of RMR Advisors – 2002 to present; portfolio manager of RMR, RHR, RFR, RDR, RCR and RMR Real Estate Securities Fund – inception to present; managing director of Five Star Quality Care, Inc. – 2001 to present; managing trustee of Senior Housing Properties Trust – 1999 to present; managing trustee of Hospitality Properties Trust – 1995 to present; managing trustee of HRPT Properties Trust – 1986 to present; managing director of TravelCenters of America LLC – 2007 to present; Director of Affiliates Insurance Company – 2008 to present.	10
Disinterested Trustees
John L. Harrington (72)	Class I Trustee to serve until 2011 – RMR (6); RHR (5); RFR (5); RDR (4); RAP (3); RAF (2); and RCR (2).	Chairman of the Board and trustee of the Yawkey Foundation (a charitable trust) – 2002 to 2003 and 2007 to present; President, Executive Director and trustee of the Yawkey Foundation – 1982 to 2006; trustee of the JRY Trust – 1982 to present; Principal of Bingham McCutchen Sports Consulting LLC – 2007 to present; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club – 1973 to 2001; President of Boston Trust Management Corp. – 1981 to 2006; trustee of Hospitality Properties Trust – 1995 to present; trustee of Senior Housing Properties Trust – 1999 to present; director of Five Star Quality Care, Inc. – 2001 to 2003; Director of Affiliates Insurance Company – 2008 to present.	10

Name, address* (Age)	Position(s) held with each fund and current term and length of time served (approx. number of years served)	Principal occupation(s) during past five years and other public company directorships held by trustee**	Number of portfolios in fund complex overseen by trustee
Arthur G. Koumantzelis (78)	Class III Trustee to serve until 2010 – RMR (6); RHR (5); RFR (5); RDR (4); RAP (3); RAF (2); and RCR (2).	President and Chief Executive Officer of AGK Associates LLC – 2007 to present (consulting services for non-profit organizations); President and Chief Executive Officer of Gainesborough Investments LLC – 1998 to 2007; trustee of Hospitality Properties Trust – 1995 to 2007; director of Five Star Quality Care, Inc. – 2001 to present; director of TravelCenters of America LLC – 2007 to present; trustee of Senior Housing Properties Trust – 1999 to 2003; Director of Affiliates Insurance Company – 2008 to present.	10
Jeffrey P. Somers (65)	Class II Trustee to serve until 2009 – RMR (0); RHR (0); RFR (0); RDR (0); RAP (0); RAF (0); and RCR (0).	Director and Equity Member of Morse, Barnes-Brown & Pendleton, P.C. (law firm) – 1995 to present; Director of Cantella Management Corp., (the holding company for Cantella & Co., Inc., an SEC-registered broker-dealer) – 2002 to present; Secretary of Cantella & Co., Inc. – 1990 to present; Trustee of Senior Housing Properties Trust – 2009 to present; Director and Secretary of Biomeasure, Inc. – 1976 to 2008; Trustee of Pictet Funds – 1995 to 2001.	10

*
The business address of each trustee is 400 Centre Street, Newton, MA 02458.

*
RMR Funds is a fund complex consisting of RMR, RHR, RFR, RDR, RAP, RAF, RCR, RMR Real Estate Income Fund, New RMR Asia Pacific Real Estate Fund and RMR Real Estate Securities Fund (a series of RMR Funds Series Trust). RMR Real Estate Securities Fund was liquidated on February 6, 2009 and has an application pending with the SEC for deregistration as an investment company.

*
"Interested Trustees" are trustees who are "interested persons" of the Funds within the meaning of the 1940 Act. Mr. Barry Portnoy is an "interested person", as defined by the 1940 Act, of the Funds as a result of his ownership of, and current positions with, the Funds' investment adviser, RMR Advisors, Inc. Mr. Martin is an "interested person", as defined in the 1940 Act, of the Funds as a result of his former ownership of, and current positions with, the Funds' investment adviser, RMR Advisors, Inc.

*
On January 30, 2009, Frank J. Bailey, a class II trustee of the funds and one of the funds' independent trustees, resigned from the boards of all of the funds. Mr. Bailey advised the boards that his resignation was in connection with his recent appointment to serve as a United States Bankruptcy Judge for the District of Massachusetts and that the reason for his decision was not the result of any disagreement with the funds. Pursuant to each fund's Agreement and Declaration of Trust and the 1940 Act and the rules and regulations thereunder, the nominating committee of each fund (which consists solely of the funds' independent trustees) selected and nominated Mr. Somers as a class II trustee of the funds to fill the vacancy created by Mr. Bailey's resignation, to serve until each respective fund's 2009 annual meeting, and to hold office until the expiration of the term of the class II trustees and the election and qualification of his successor, or until he sooner dies, resigns, retires, or is disqualified or removed from office. On February 3, 2009, the full board of each fund approved the selection of Mr. Somers to fill the vacancy created by Mr. Bailey's resignation and Mr. Somers has been serving as a class II trustee of the funds since that time.

Name, address (Age)	Position(s) held with each fund, term of office and length of time served (approx. number of years served)	Principal occupation(s) during past five years**	Number of RMR Funds for which position is held
Executive Officers
Adam D. Portnoy (38)	President: RMR (2); RHR (2); RFR (2); RDR (2); RAP (2); RAF (2); and RCR (2).	President and Chief Executive Officer of Reit Management & Research LLC – 2006 to present; Vice President of Reit Management & Research LLC – 2003 to 2006; President, Chief Executive Officer and director of RMR Advisors – 2007 to present; Vice President of RMR Advisors – 2003 to 2007; Portfolio Manager of RMR, RHR, RFR, RDR and RCR Fund – 2007 to present; Portfolio Manager of RMR Real Estate Income Fund and RMR Real Estate Securities Fund – inception to present; Vice President of RMR – 2004 to 2007; Vice President of RHR, RFR, RDR, RAP and RAF – inception to 2007; Managing Trustee of HRPT Properties Trust – 2006 to present; Executive Vice President of HRPT Properties Trust – 2003 to 2006; Managing Trustee of Hospitality Properties Trust and Senior Housing Properties Trust – 2007 to present; Director of Affiliates Insurance Company – 2008 to present.	10
Mark L. Kleifges (48)	Treasurer and Chief Financial Officer: RMR (5); RHR (5); RFR (5); RDR (4); RAP (3); RAF (2); and RCR (2).	Executive Vice President of Reit Management & Research LLC – 2008 to present; Senior Vice President of Reit Management & Research LLC – 2006 to 2008; Vice President of Reit Management & Research LLC – 2002 to 2006; Treasurer of RMR Advisors – 2004 to present; Vice President of RMR Advisors – 2003 to 2004; Treasurer and Chief Financial Officer, Hospitality Properties Trust – 2002 to present.	10
Jennifer B. Clark (47)	Secretary and Chief Legal Officer: RMR (7); RHR (5); RFR (5); RDR (4); RAP (3); RAF (2); and RCR (2).
		Executive Vice President and General Counsel of Reit Management & Research LLC – 2008 to present; Senior Vice President of Reit Management & Research LLC – 2006 to 2008; Vice President of Reit Management & Research LLC – 1999 to 2006; Secretary of RMR Advisors – 2002 to present; Senior Vice President of HRPT Properties Trust – 1999 to present; Secretary of HRPT Properties Trust – 2008 to present; Secretary of Hospitality Properties Trust – 2008 to present; Assistant Secretary of Hospitality Properties Trust – 2008; Secretary of Senior Housing Properties Trust – 2008 to present; Assistant Secretary of Senior Housing Properties Trust – 2008 to present; Assistant Secretary of Five Star Quality Care, Inc. – 2001 to present; Secretary of TravelCenters of America LLC – 2007 to present; President and Secretary of Affiliates Insurance Company – 2008 to present.	10

Name, address (Age)	Position(s) held with each fund, term of office and length of time served (approx. number of years served)	Principal occupation(s) during past five years**	Number of RMR Funds for which position is held
Fernando Diaz (40)	Vice President: RMR (2); RHR (2); RFR (2); RDR (2); RAP (2); RAF (2); and RCR (2).	Vice President of RMR Advisors – 2007 to present; Portfolio Manager of RMR, RHR, RFR, RDR and RCR – 2007 to present; Portfolio Manager of RMR Real Estate Income Fund and RMR Real Estate Securities Fund – inception to present; Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC – 2006 to 2007; Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group – 2001 to 2006.	10
John C. Popeo (48)	Vice President: RMR (6); RHR (5); RFR (5); RDR (4); RAP (3); RAF (2); and RCR (2)	Executive Vice President of Reit Management & Research LLC – 2008 to present; Senior Vice President of Reit Management & Research LLC – 2006 to 2008; Treasurer of Reit Management & Research LLC – 1997 to present; Vice President of Reit Management & Research LLC – 1999 to 2006; Vice President of RMR Advisors – 2004 to present; Treasurer of RMR Advisors 2002 to 2004; Treasurer and Chief Financial Officer of HRPT Properties Trust – 1997 to present; Treasury and Assistant Secretary of Affiliates Insurance Company – 2008 to present.	10
Karen Jacoppo-Wood (42)	Vice President: RMR (2); RHR (2); RFR (2); RDR (2); RAP (2); RAF (2); and RCR (2).	Vice President of RMR Advisors – 2007 to present; Vice President and Managing Counsel, State Street Bank and Trust Company – 2006 to 2007; Counsel, Pioneer Investment Management, Inc. – 2004 to 2006; Vice President and Counsel, State Street Bank and Trust Company – 2002 to 2004.	10
William J. Sheehan (64)	Chief Compliance Officer and Director of Internal Audit: RMR (5); RHR (5); RFR (5); RDR (4); RAP (3); RAF (2); and RCR (2).	Chief Compliance Officer of RMR Advisors, Inc. – 2004 to present; Director of Internal Audit of HRPT Properties Trust, Hospitality Properties Trust, Senior Housing Properties Trust and Five Star Quality Care, Inc. – 2003 to present; Director of Internal Audit of TravelCenters of America LLC – 2007 to present; Director Internal Audit and Chief Compliance Officer of Affiliates Insurance Company – 2008 to present.	10

*
The business address of each executive officer is 400 Centre Street, Newton, Massachusetts 02458.

*
RMR Funds is a fund complex consisting of RMR, RHR, RFR, RDR, RAP, RAF, RCR, RMR Real Estate Income Fund, New RMR Asia Pacific Real Estate Fund and RMR Real Estate Securities Fund (a series of RMR Funds Series Trust). RMR Real Estate Securities Fund was liquidated on February 6, 2009 and has an application pending with the SEC for deregistration as an investment company.

*
Adam D. Portnoy is the son of Barry M. Portnoy, a trustee of the funds.

Each Fund's Statement of Additional Information includes additional information about the trustees and executive officers of the fund and is available without charge upon request by calling us at 1-866-790-8165 or 1-617-332-9530.

WWW.RMRFUNDS.COM

Item 2.    Code of Ethics.

    (a)
    As of the period ended December 31, 2008, the registrant had adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant's principal executive officer and principal financial officer.

    (c)
    The registrant has not made any amendment to its code of ethics during the covered period.

    (d)
    The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

    (f)
    The registrant's code of ethics has been posted on its Internet website at http://www.rmrfunds.com. A copy of the code of ethics may also be obtained free of charge by writing to Investor Relations, RMR Funds, 400 Centre Street, Newton, MA 02458.

Item 3.    Audit Committee Financial Expert.

    (a)
    (1)  The registrant's board of trustees has determined that the registrant has at least one member serving on the registrant's audit committee (the "Audit Committee") that possesses the attributes identified in Item 3 of Form N-CSR to qualify as an "audit committee financial expert."

    (a)
    (2)  The name of the Audit Committee financial expert is Arthur G. Koumantzelis. Mr. Koumantzelis has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

    (a)
    Audit Fees: The aggregate fees billed by the registrant's independent accountant for audit services were $38,000 for the fiscal year ended December 31, 2008, and $36,000 for the fiscal year ended December 31, 2007.

    (b)
    Audit Related Fees: The aggregate fees billed by the registrant's independent accountant for audit-related services were $12,000 for the fiscal year ended December 31, 2008, and $12,000 for the fiscal year ended December 31, 2007. The nature of the services was issuance of agreed upon procedures reports to rating agencies.

    (c)
    Tax Fees: The aggregate fees billed by the registrant's independent accountant for tax compliance services were $9,200 during the fiscal year ended December 31, 2008, and $8,800 during the fiscal year ended December 31, 2007. The nature of the services was the review of the registrant's federal and state tax returns.

    (d)
    All Other Fees: There were no other fees billed by the registrant's independent accountant for the fiscal years ended December 31, 2008, and December 31, 2007.

    (e)
    (1)  Audit Committee Pre-Approval Policies and Procedures: The registrant's Audit Committee is required to pre-approve all audit and non-audit services provided by the independent accountant to the registrant and certain affiliated persons of the registrant. In considering a requested approval, the Audit Committee will consider whether the proposed services are consistent with the rules of the Securities and Exchange Commission ("SEC") on the independent accountant's independence. The Audit Committee will also consider whether the independent accountant is best positioned to provide the most effective and efficient service, considering its familiarity with the registrant's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the registrant's ability to manage or control risk or improve audit quality. All factors will be considered as a whole, and no one factor will necessarily be determinative. The Audit Committee may delegate approval authority to its chair or one or more of its members who are not "interested persons" as defined by

      Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"). The member or members to whom such authority is delegated will report, for informational purposes only, any approvals to the Audit Committee at its next regularly scheduled quarterly meeting. This policy does not delegate the Audit Committee's responsibilities to approve services performed by the independent accountant to the registrant's officers or RMR Advisors, Inc., the registrant's investment advisor (the "Advisor").

      The Audit Committee may, with respect to a category of services, generally approve services, subject to any general limitations and restrictions it may determine, and subject further to specific approval by a delegated member or members of the Audit Committee.

    (e)
    (2)  Percentages of Services: None.

    (f)
    Not applicable.

    (g)
    There were no non-audit fees billed by the independent accountant for services rendered to the registrant or the Advisor, for the fiscal years ended December 31, 2008 and December 31, 2007 except for tax compliance services rendered to the registrant.

    (h)
    Not applicable.

Item 5.    Disclosure of Audit Committees for Listed Companies.

    (a)
    The registrant has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The members of the registrant's Audit Committee are Jeffrey P. Somers, John L. Harrington and Arthur G. Koumantzelis.

    (b)
    Not applicable.

Item 6.    Schedule of Investments.

            The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies.

            Attached to this Form N-CSR as Exhibit 12(c) is a copy of the proxy voting policies and procedures for the registrant.

Item 8.    Portfolio Managers of Closed End Management Investment Companies.

            The registrant's portfolio managers are (information as of February 25, 2009):

            Adam D. Portnoy.    Mr. Portnoy is the President of the registrant and each of the other RMR Funds since May 2007 (other than RCR, of which Mr. Portnoy has been President since its inception). Mr. Portnoy is also a portfolio manager of the registrant, RMR Real Estate Fund ("RMR"), RMR F.I.R.E. Fund ("RFR") and RMR Preferred Dividend Fund ("RDR"), since May 2007, and RMR Dividend Capture Fund ("RCR"), since inception. Mr. Portnoy was a Vice President of RMR from 2004 to May 2007, and of the registrant, RFR, RDR, RMR Asia Pacific Real Estate Fund and RMR Asia Real Estate Fund from inception to May 2007. Mr. Portnoy is also the President, Director and an owner of the Advisor. Mr. Portnoy was a Vice President of the Advisor from 2003 to May 2007. Mr. Portnoy is also a Managing Trustee of three public companies: HRPT Properties Trust (since 2006); Hospitality Properties Trust (January 2007 to present); and Senior Housing Properties Trust (since May 2007). Mr. Portnoy is also a Director of Affiliates Insurance Company (since 2008). Mr. Portnoy is the son of the registrant's Trustee and portfolio manager Barry M. Portnoy.

            Fernando Diaz.    Mr. Diaz is a Vice President of the registrant and each of the other RMR Funds since May 2007. Mr. Diaz is also a portfolio manager of the registrant, RMR, RFR and RDR, since May 2007, and RCR since inception. Mr. Diaz is also the Vice President of the Advisor from May 2007. Mr. Diaz was an assistant portfolio manager and senior REIT analyst for GID Securities, LLC from 2006 to May, 2007, and State Street Global Advisors/Tuckerman Group from 2001 to 2006.

            Barry M. Portnoy.    Mr. Portnoy is a Trustee of the registrant and each of the other RMR Funds since their respective inception dates. Mr. Portnoy is also a Vice President, Director and an owner of the Advisor, and has been since its inception date. Mr. Portnoy is also a portfolio manager of the registrant, RMR, RFR, RDR and RCR, positions he has held since their respective inception dates. Mr. Portnoy is also a Managing Trustee of three public companies and has been since their respective inception dates: HRPT Properties Trust (inception in 1986); Hospitality Properties Trust (inception in 1996); and Senior Housing Properties Trust (inception in 1999). Mr. Portnoy is also a Managing Director of two public companies and has been since their respective inception dates: Five Star Quality Care, Inc. (inception in 2001); and TravelCenters of America LLC (inception in 2007). Mr. Portnoy is also a Director of Affiliates Insurance Company (since 2008)

            The portfolio managers generally function as a team. Generally, Mr. Barry Portnoy provides strategic guidance to the team, while Messrs. Adam Portnoy and Fernando Diaz are in charge of substantially all of the day to day operations, research and trading functions.

            The registrant's portfolio managers together also manage RMR, RFR, RDR and RCR, registered investment companies that have an aggregate of $55 million of managed assets as of December 31, 2008. As of December 31, 2008, the registrant's portfolio managers together also managed RMR Real Estate Securities Fund, a series of RMR Funds Series Trust ("RESF"). RESF was liquidated on February 6, 2009, and as of February 25, 2009 the registrant's portfolio managers no longer manage RESF. As of December 31, 2008, RESF, a registered investment company, had $1.4 million of managed assets. Each RMR Fund pays an advisory fee to the Advisor solely on the basis of assets under management. As of December 31, 2008, none of the portfolio managers manage other pooled investment vehicles or other accounts.

            CONFLICTS OF INTEREST:    Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities with respect to more than one fund. For example, a portfolio manager may identify a limited investment opportunity that may be appropriate for the registrant as well as for the other funds he manages. A conflict of interest also might arise where a portfolio manager has a larger personal investment in one fund than in another. A portfolio manager may purchase a particular security for one or more funds while selling the security for one or more other funds; this could have a detrimental effect on the price or volume of the securities purchased or sold by a fund. A portfolio manager might devote unequal time and attention to the funds he manages.

            Subject to the supervision of each RMR Fund's Board, the Advisor is authorized to employ such securities brokers and dealers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for its clients, the Advisor seeks the best execution available (which may or may not result in paying the lowest available brokerage commission or lowest spread). In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the next price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker and the scope and quality of research it provides.

            Thus, a portfolio manager might have a conflict of interest with respect to the brokers selected to execute portfolio transactions for the Funds since the Advisor may select brokers that furnish the Advisor or its affiliates or personnel, directly or through third-party or correspondent relationships, with research or brokerage services which provide, in the Advisor's view, appropriate assistance to the Advisor in the investment decision-making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any or all of the Advisor's clients. Such products and services may disproportionately benefit other client accounts relative to a Fund's account based on the amount of brokerage commissions paid by a Fund and such other client accounts. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services the Advisor believes are useful in its decision-making or trade execution processes.

            The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

            The Advisor believes that the risk of a material conflict of interest developing is limited because (i) the funds are generally managed in a similar fashion, (ii) the Advisor has adopted policies requiring the equitable allocation of trade orders for a particular security among participating funds, and (iii) the advisory fee and portfolio managers' compensation are not affected by the amount of time required to manage each fund. As a result, the Advisor does not believe that any of these potential sources of conflicts of interest will affect the portfolio managers' professional judgment in managing the funds.

            COMPENSATION:    Mr. Barry Portnoy is a 55% owner of the Advisor and Mr. Adam Portnoy is a 45% owner of the Advisor and, through December 31, 2008, have not received a salary or other compensation from the Advisor except to the extent of their distributions from the Advisor and their interest in the Advisor's profits, if any.

            The other portfolio manager, Mr. Diaz, is paid based upon the discretion of the board of directors of the Advisor. The Advisor's board of directors consists of Messrs. Barry M. Portnoy, Gerard M. Martin and Adam D. Portnoy. Compensation of Mr. Diaz includes base salary, annual cash bonus and he has the opportunity to participate in other employee benefit plans available to all of the employees of the Advisor. The level of compensation is not based upon a formula with reference to fund performance or the value of fund assets; however these factors, among others, may be considered by individual directors of the Advisor. Other factors which may be considered in setting the compensation of the portfolio manager is his historical levels of compensation and levels of compensation paid for similar services or to persons with similar responsibilities in the market generally and in the geographic area where the Advisor is located. Mr. Diaz devotes a substantial majority of his business time to providing services as a portfolio manager or officer of our Advisor and funds managed by our Advisor. Mr. Barry M. Portnoy and Adam D. Portnoy also receive compensation from their services to affiliates of our Advisor.

            OWNERSHIP OF SECURITIES:    The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of January 23, 2009.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Registrant as of January 23, 2009
Fernando Diaz	None
Adam D. Portnoy	$10,001–$50,000*
Barry M. Portnoy	$50,001–$1,000,000*

*
Certain shares of the registrant are held by virtue of Messrs. Barry Portnoy's and Adam Portnoy's ownership of the Advisor.

Item 9.    Purchases of Equity Securities by Closed End Management Investment Company and Affiliated Purchasers.

            During the fiscal year ended December 31, 2008, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.    Submission of Matters to a Vote of Security Holders.

            There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.    Controls and Procedures.

    (a)
    The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.

    (b)
    There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits.

    (a)
    (2) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

    (b)
    Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (c)
    Copy of the proxy voting policies and procedures.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR HOSPITALITY AND REAL ESTATE FUND By:
/s/ ADAM D. PORTNOY Adam D. Portnoy President Date: February 25, 2009

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ ADAM D. PORTNOY Adam D. Portnoy President Date: February 25, 2009

By:
/s/ MARK L. KLEIFGES Mark L. Kleifges Treasurer Date: February 25, 2009

QuickLinks

  Item 1. Reports to Shareholders.
NOTICE CONCERNING LIMITED LIABILITY
RMR Real Estate Fund Financial Statements
RMR Real Estate Fund Financial Statements – continued
RMR Real Estate Fund Financial Statements – continued
RMR Real Estate Fund Notes to Financial Statements December 31, 2008
RMR Hospitality and Real Estate Fund Financial Statements
RMR Hospitality and Real Estate Fund Financial Statements – continued
RMR Hospitality and Real Estate Fund Financial Statements – continued
RMR Hospitality and Real Estate Fund Financial Highlights
RMR Hospitality and Real Estate Fund Notes to Financial Statements December 31, 2008
RMR F.I.R.E. Fund Financial Statements
RMR F.I.R.E. Fund Financial Statements – continued
RMR F.I.R.E. Fund Financial Statements – continued
RMR F.I.R.E. Fund Financial Highlights
RMR F.I.R.E. Fund Notes to Financial Statements December 31, 2008
RMR Preferred Dividend Fund Financial Statements
RMR Preferred Dividend Fund Financial Statements – continued
RMR Preferred Dividend Fund Financial Statements – continued
RMR Preferred Dividend Fund Notes to Financial Statements December 31, 2008
RMR Asia Pacific Real Estate Fund Financial Statements
RMR Asia Pacific Real Estate Fund Financial Highlights
RMR Asia Pacific Real Estate Fund Notes to Financial Statements December 31, 2008
RMR Asia Real Estate Fund Financial Statements
RMR Asia Real Estate Fund Notes to Financial Statements December 31, 2008
RMR Dividend Capture Fund Financial Statements
RMR Dividend Capture Fund Financial Statements – continued
RMR Dividend Capture Fund Financial Statements – continued
RMR Dividend Capture Fund Notes to Financial Statements December 31, 2008
RMR Real Estate Fund RMR Hospitality and Real Estate Fund RMR F.I.R.E. Fund RMR Preferred Dividend Fund RMR Asia Pacific Real Estate Fund RMR Asia Real Estate Fund RMR Dividend Capture Fund
  Item 2. Code of Ethics.
  Item 3. Audit Committee Financial Expert.
  Item 4. Principal Accountant Fees and Services.
  Item 5. Disclosure of Audit Committees for Listed Companies.
  Item 6. Schedule of Investments.
  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies.
  Item 8. Portfolio Managers of Closed End Management Investment Companies.
  Item 9. Purchases of Equity Securities by Closed End Management Investment Company and Affiliated Purchasers.
  Item 10. Submission of Matters to a Vote of Security Holders.
  Item 11. Controls and Procedures.
  Item 12. Exhibits.
SIGNATURES